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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07076

Wilshire Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

1299 Ocean Avenue, Suite 700 Santa Monica, CA	90401-1085
(Address of principal executive offices)	(Zip code)

Jason A. Schwarz

Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant's telephone number, including area code:	(866) 591-1568

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Wilshire Mutual Funds, Inc.

SEMI-ANNUAL REPORT

(Unaudited)

Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Wilshire 5000 Indexsm Fund

Wilshire International Equity Fund

Wilshire Income Opportunities Fund

June 30, 2018 http://advisor.wilshire.com

Wilshire Mutual Funds, Inc. Table of Contents

Letter to Shareholders	1
Commentary:
Large Company Growth Portfolio	4
Large Company Value Portfolio	7
Small Company Growth Portfolio	10
Small Company Value Portfolio	13
Wilshire 5000 IndexSM Fund	16
Wilshire International Equity Fund	19
Wilshire Income Opportunities Fund	22
Disclosure of Fund Expenses	25
Schedule of Investments/Condensed Schedules of Investments:
Large Company Growth Portfolio	28
Large Company Value Portfolio	30
Small Company Growth Portfolio	32
Small Company Value Portfolio	34
Wilshire 5000 IndexSM Fund	36
Wilshire International Equity Fund	38
Wilshire Income Opportunities Fund	42
Statements of Assets and Liabilities	67
Statements of Operations	70
Statements of Changes in Net Assets	72
Financial Highlights:
Large Company Growth Portfolio	77
Large Company Value Portfolio	79
Small Company Growth Portfolio	81
Small Company Value Portfolio	83
Wilshire 5000 IndexSM Fund	85
Wilshire International Equity Fund	87
Wilshire Income Opportunities Fund	91
Notes to Financial Statements	93
Additional Fund Information	118
Board Approval of Subadvisory Agreements	119

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by Ultimus Fund Distributors, LLC.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this semi-annual report to all shareholders of the Wilshire Mutual Funds. This report covers the period from January 1, 2018 to June 30, 2018, for all share classes of the Large Company Growth Fund, Large Company Value Fund, Small Company Growth Fund, Small Company Value Fund, Wilshire 5000 Index Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund.

MARKET ENVIRONMENT

U.S. Equity Market

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, was up 3.04% for the first half of the year. During the first six months of the year, growth-oriented stocks outpaced value securities across all market capitalizations. Within the small cap space, growth stocks have generally outpaced value stocks except for the most recent quarter where value led growth. Sector performance was mixed with six of the eleven major sectors producing gains. Information Technology and Consumer Discretionary were the top performers, returning, +11.34% and +10.22%, respectively. Consumer Staples (-7.72%) and Telecommunication Services (-7.78%) were the largest laggards. Concerns over trade and tariffs continued to drive markets this spring, as did increased anti-euro sentiment in Italy.

International Equity Market

Equity markets outside of the U.S. produced mixed results, with the MSCI All Country World ex USA Index down -3.77% for the year-to-date period ended June 30. As global growth slowed and the Federal Reserve adopted a more aggressive stance on interest rates, the U.S. dollar was up approximately 5% versus a basket of international currencies. Equity price volatility affected global markets, as tensions seemed to escalate between the U.S. and its major trading partners. The broad developed markets index represented by the MSCI EAFE Index, however, returned 3.47% in local currency. Additionally, the MSCI Japan Index returned -3.66% through June 30. Emerging markets struggled during the second quarter as U.S. trade war fears weighed on export-driven economies, erasing all of the earlier gains from the first quarter. The MSCI Emerging Markets Index produced -6.66% over the same time period.

Bond Market

Bonds overall did not fare well during the first six months of 2018 as concerns around inflation, a global trade war, continued geopolitical risk, and slower than expected economic growth weighed on sentiment. The Bloomberg Barclays US Aggregate Bond Index returned -1.62% for the period. While the Federal Reserve raised the federal funds rate in both March and June meetings, rates on longer-term bonds remain low, and the U.S. Treasury yield curve flattened in the second quarter. U.S. Treasuries hit a peak of 3.11% in mid-May but fell to 2.85% by the end of the second quarter. Credit spreads for investment grade bonds widened to 116 bps over U.S. Treasuries at the end of the period. The Bloomberg Barclays U.S. High Yield Index returned 0.16% for the first half of the year as credit spreads remained within a tight range.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

Fund Performance Review

The Large Company Growth Portfolio Institutional Class returned 7.83%, outperforming the Russell 1000 Growth Index by 58 bps. The Large Company Value Portfolio Institutional Class returned -1.91%, underperforming the Russell 1000 Value Index by 0.22%. The Small Company Growth Portfolio Institutional Class returned 8.88%, underperforming the Russell 2000 Growth Index by 0.82%. The Small Company Value Portfolio Institutional Class returned 5.02%, underperforming the Russell 2000 Value Index by 0.42%. The Wilshire 5000 Index Fund Institutional Class returned 2.78%, underperforming the Wilshire 5000 Total Market Index by 0.26%. The Wilshire International Equity Fund Institutional Class returned -2.17%, outperforming the MSCI All Country World ex USA Index by 1.60%. The Wilshire Income Opportunities Fund Institutional Share Class returned 0.00% outperforming the Bloomberg Barclays US Universal Index by 1.67%. While some of the Funds struggled during this period, we are confident that each Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Mutual Funds

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility.

Investing involves risk including loss of principal. This report identifies each Portfolio’s investments on June 30, 2018. These holdings are subject to change. Not all investments in each Portfolio performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI EAFE Index is an equity index which captures large and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Wilshire 5000 Total Market IndexSM is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

Large Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/18*	7.64%
One Year Ended 6/30/18	19.30%
Five Years Ended 6/30/18	14.13%
Ten Years Ended 6/30/18	9.45%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/18*	7.83%
One Year Ended 6/30/18	19.70%
Five Years Ended 6/30/18	14.49%
Ten Years Ended 6/30/18	9.80%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/18*	7.25%
One Year Ended 6/30/18	22.51%
Five Years Ended 6/30/18	16.36%
Ten Years Ended 6/30/18	11.83%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not annualized.
(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 3.04% for the first half of the year as concerns around inflation, global trade war, continued geopolitical risk, and slower than expected economic growth weighed on investors’ minds. Inflation fears and valuation concerns caused the CBOE Volatility Index to spike to 37.32 in February before falling to 16.09 at the end of June. Ironically, it was mostly good news on the economic front that caused much of the volatility. Strong jobs reports and wage growth during the first quarter prompted concerns that higher inflation might spur the Federal Reserve to accelerate increases in its short-term rate. Following a global sell-off during early February, the U.S. equity market recovered in the second quarter of 2018. This marks the second longest U.S. bull market since World War II. Volatility continued to be a theme during the second quarter, as U.S. tariffs on Chinese goods and Beijing’s intent to respond “in kind” have increased fears of a trade war; however, these levels are in line with long term historical figures.

Personal income, consumer spending, and the consumer price index have all increased over the year through June 2018, albeit at a slower pace compared to the previous year. Together, with a slight decrease in trade deficits, strong consumer and business spending contributed to growth.

Domestically, job growth has been solid in 2018, with unemployment decreasing to 4.0% in June. Reflecting an improved outlook for growth, the Federal Open Market Committee raised the federal funds rate again in June to between 1.75% and 2.00% and signaled plans to raise rates two more times this year. This was the seventh rate hike since late 2015. On the equity front, year to date, growth-oriented securities have outperformed value-oriented stocks, and small capitalization stocks outperformed their large capitalization counterparts.

Sector performance for the Wilshire 5000 Total Market Index was mostly positive with six of the eleven major sectors producing gains. Increased consumer spending and tax cut benefits propelled performance of the Consumer Discretionary and Information Technology sectors, which returned 11.34% and 10.22%, respectively. The Energy sector was up 7.49% as Brent crude prices increased 4.4% in the first quarter and another 17.2% in the second quarter. Conversely, Consumer Staples (-7.72%) and Telecommunication Services (-7.78%) were the worst performing sectors as interest rate sensitivity remained a concern. Going forward, continued threats of a trade war could prove to be a headwind to equities overall.

The Wilshire Large Company Growth Portfolio Institutional Class returned 7.83% for the first six months of 2018, outperforming the Russell 1000 Growth Index return of 7.25%. Weak stock selection in both Financials and Consumer Discretionary, as well as overweight allocation to the Financials sector was detractive from performance. Strong selection in Health Care and Industrials, as well as an overweight to the Information Technology sector contributed to performance.

We are pleased with the Fund’s performance for the year-to-date period and believe that the Fund is well positioned going into the second half of 2018 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2018)

†	Based on percent of the Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Large Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/18*	(2.03%)
One Year Ended 6/30/18	7.32%
Five Years Ended 6/30/18	9.45%
Ten Years Ended 6/30/18	7.56%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/18*	(1.91%)
One Year Ended 6/30/18	7.57%
Five Years Ended 6/30/18	9.70%
Ten Years Ended 6/30/18	7.80%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/18*	(1.69%)
One Year Ended 6/30/18	6.77%
Five Years Ended 6/30/18	10.34%
Ten Years Ended 6/30/18	8.49%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not annualized.
(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 3.04% for the first half of the year as concerns around inflation, global trade war, continued geopolitical risk, and slower than expected economic growth weighed on investors’ minds. Inflation fears and valuation concerns caused the CBOE Volatility Index to spike to 37.32 in February before falling to 16.09 at the end of June. Ironically, it was mostly good news on the economic front that caused much of the volatility. Strong jobs reports and wage growth during the first quarter prompted concerns that higher inflation might spur the Federal Reserve to accelerate increases in its short-term rate. Following a global sell-off during early February, the U.S. equity market recovered in the second quarter of 2018. This marks the second longest U.S. bull market since World War II. Volatility continued to be a theme during the second quarter, as U.S. tariffs on Chinese goods and Beijing’s intent to respond “in kind” have increased fears of a trade war; however, these levels are in line with long term historical figures.

Personal income, consumer spending, and the consumer price index have all increased over the year through June 2018, albeit at a slower pace compared to the previous year. Together, with a slight decrease in trade deficits, strong consumer and business spending contributed to growth.

Domestically, job growth has been solid in 2018, with unemployment decreasing to 4.0% in June. Reflecting an improved outlook for growth, the Federal Open Market Committee raised the federal funds rate again in June to between 1.75% and 2.00% and signaled plans to raise rates two more times this year. This was the seventh rate hike since late 2015. On the equity front, year to date, growth-oriented securities have outperformed value-oriented stocks, and small capitalization stocks outperformed their large capitalization counterparts.

Sector performance for the Wilshire 5000 Total Market Index was mostly positive with six of the eleven major sectors producing gains. Increased consumer spending and tax cut benefits propelled performance of the Consumer Discretionary and Information Technology sectors, which returned 11.34% and 10.22%, respectively. The Energy sector was up 7.49% as Brent crude prices increased 4.4% in first quarter and another 17.2% in the second quarter. Conversely, Consumer Staples (-7.72%) and Telecommunication Services (-7.78%) were the worst performing sectors as interest rate sensitivity remained a concern. Going forward, continued threats of a trade war could prove to be a headwind to equities overall.

The Wilshire Large Company Value Portfolio Institutional Class returned -1.91% for the first six months of 2018, underperforming the Russell 1000 Value Index return of -1.69%. Fund performance benefited modestly from stock selection in Financials and from an overweight to Energy, but was weighed down by weak stock selection in Consumer Discretionary and Health Care, as well as an underweight allocation to Real Estate.

Despite the Fund’s underperformance for the year-to-date period, we believe that the Fund is well positioned going into the second half of 2018 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2018)

†	Based on percent of the Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Small Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

Six Months Ended 6/30/18**	8.74%
One Year Ended 6/30/18	17.35%
Five Years Ended 6/30/18	13.55%
Ten Years Ended 6/30/18	10.60%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns*

Six Months Ended 6/30/18**	8.88%
One Year Ended 6/30/18	17.65%
Five Years Ended 6/30/18	13.87%
Ten Years Ended 6/30/18	10.89%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/18**	9.70%
One Year Ended 6/30/18	21.86%
Five Years Ended 6/30/18	13.65%
Ten Years Ended 6/30/18	11.24%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

During the ten years ended June 30, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements (excluding fees paid indirectly), historical total returns would have been lower. For the six months ended June 30, 2018, the investment adviser reduced its fees or reimbursed expenses in the annualized amount of 0.24% and 0.19% of average net assets for Investment Class Shares and Institutional Class Shares, respectively.

**	Not annualized.
(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 3.04% for the first half of the year as concerns around inflation, global trade war, continued geopolitical risk, and slower than expected economic growth weighed on investors’ minds. Inflation fears and valuation concerns caused the CBOE Volatility Index to spike to 37.32 in February before falling to 16.09 at the end of June. Ironically, it was mostly good news on the economic front that caused much of the volatility. Strong jobs reports and wage growth during the first quarter prompted concerns that higher inflation might spur the Federal Reserve to accelerate increases in its short-term rate. Following a global sell-off during early February, the U.S. equity market recovered in the second quarter of 2018. This marks the second longest U.S. bull market since World War II. Volatility increased and continued to be a theme during the second quarter, as U.S. tariffs on Chinese goods and Beijing’s intent to respond “in kind” have increased fears of a trade war; however, these levels are in line with long term historical figures.

Personal income, consumer spending, and the consumer price index have all increased over the year through June 2018, albeit at a slower pace compared to the previous year. Together, with a slight decrease in trade deficits, strong consumer and business spending contributed to growth.

Domestically, job growth has been solid in 2018, with unemployment decreasing to 4.0% in June. Reflecting an improved outlook for growth, the Federal Open Market Committee raised the federal funds rate again in June to between 1.75% and 2.00% and signaled plans to raise rates two more times this year. This was the seventh rate hike since late 2015. On the equity front, year to date, growth-oriented securities have outperformed value-oriented stocks, and small capitalization stocks outperformed their large capitalization counterparts.

Sector performance for the Wilshire 5000 Total Market Index was mostly positive with eight of the eleven major sectors producing gains. Increased consumer spending and tax cut benefits propelled performance of the Consumer Discretionary and Information Technology sectors, which returned 11.34% and 10.22%, respectively. The Energy sector was up 7.49% as Brent crude prices increased 4.4% in first quarter and another 17.2% in the second quarter. Conversely, Consumer Staples (-7.72%) and Telecommunication Services (-7.78%) were the worst performing sectors as interest rate sensitivity remained a concern. Going forward, continued threats of a trade war could prove to be a headwind to equities overall.

The Wilshire Small Company Growth Portfolio Institutional Class returned 8.88% for the first six months of 2018, underperforming the Russell 2000 Growth Index return of 9.70%. Fund performance benefited from strong stock selection in Health Care and Financials, as well as an underweight to the Consumer Staples sector, but was weighed down by weak stock selection in Consumer Staples, Information Technology and Health Care, as well as an underweight allocation to the Consumer Discretionary sector.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into the second half of 2018 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2018)

†	Based on percent of the Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Small Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

Six Months Ended 6/30/18**	4.92%
One Year Ended 6/30/18	14.91%
Five Years Ended 6/30/18	12.05%
Ten Years Ended 6/30/18	9.92%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns*

Six Months Ended 6/30/18**	5.02%
One Year Ended 6/30/18	15.21%
Five Years Ended 6/30/18	12.36%
Ten Years Ended 6/30/18	10.25%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/18**	5.44%
One Year Ended 6/30/18	13.10%
Five Years Ended 6/30/18	11.18%
Ten Years Ended 6/30/18	9.88%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

During the ten years ended June 30, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements (excluding fees paid indirectly), historical total returns would have been lower. For the six months ended June 30, 2018, the investment adviser reduced its fees or reimbursed expenses in the annualized amount of 0.26% and 0.20% of average net assets for Investment Class Shares and Institutional Class Shares, respectively.

**	Not annualized.
(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 3.04% for the first half of the year as concerns around inflation, global trade war, continued geopolitical risk, and slower than expected economic growth weighed on investors’ minds. Inflation fears and valuation concerns caused the CBOE Volatility Index to spike to 37.32 in February before falling to 16.09 at the end of June. Ironically, it was mostly good news on the economic front that caused much of the volatility. Strong jobs reports and wage growth during the first quarter prompted concerns that higher inflation might spur the Federal Reserve to accelerate increases in its short-term rate. Following a global sell-off during early February, the U.S. equity market recovered in the second quarter of 2018. This marks the second longest U.S. bull market since World War II. Volatility continued to be a theme during the second quarter, as U.S. tariffs on Chinese goods and Beijing’s intent to respond “in kind” have increased fears of a trade war; however, these levels are in line with long term historical figures.

Personal income, consumer spending, and the consumer price index have all increased over the year through June 2018, albeit at a slower pace compared to the previous year. Together, with a slight decrease in trade deficits, strong consumer and business spending contributed to growth.

Domestically, job growth has been solid in 2018, with unemployment decreasing to 4.0% in June. Reflecting an improved outlook for growth, the Federal Open Market Committee raised the federal funds rate again in June to between 1.75% and 2.00% and signaled plans to raise rates two more times this year. This was the seventh rate hike since late 2015. On the equity front, year to date, growth-oriented securities have outperformed value-oriented stocks, and small capitalization stocks outperformed their large capitalization counterparts.

Sector performance for the Wilshire 5000 Total Market Index was mostly positive with six of the eleven major sectors producing gains. Increased consumer spending and tax cut benefits propelled performance of the Consumer Discretionary and Information Technology sectors, which returned 11.34% and 10.22%, respectively. The Energy sector was up 7.49% as Brent crude prices increased 4.4% in first quarter and another 17.2% in the second quarter. Conversely, Consumer Staples (-7.72%) and Telecommunication Services (-7.78%) were the worst performing sectors as interest rate sensitivity remained a concern. Going forward, continued threats of a trade war could prove to be a headwind to equities overall.

The Wilshire Small Company Value Portfolio Institutional Class returned 5.02% for the first six months of 2018, underperforming the Russell 2000 Value Index return of 5.44%. The Fund benefited from strong stock selection in Energy and Information Technology as well as overweight in Energy. Performance was impacted by weak stock selection in Financials, Information Technology and Health Care as well as an underweight allocation to Real Estate.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into the second half of 2018 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2018)

†	Based on percent of the Portfolio’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Wilshire 5000 Indexsm Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/18*	2.69%
One Year Ended 6/30/18	13.95%
Five Years Ended 6/30/18	12.68%
Ten Years Ended 6/30/18	9.60%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/18*	2.78%
One Year Ended 6/30/18	14.18%
Five Years Ended 6/30/18	12.95%
Ten Years Ended 6/30/18	9.84%

WILSHIRE 5000 INDEXSM(1)

Average Annual Total Returns

Six Months Ended 6/30/18*	3.04%
One Year Ended 6/30/18	14.66%
Five Years Ended 6/30/18	13.36%
Ten Years Ended 6/30/18	10.23%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The tables above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Not annualized.
(1)

The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 3.04% for the first half of the year as concerns around inflation, global trade war, continued geopolitical risk, and slower than expected economic growth weighed on investors’ minds. Inflation fears and valuation concerns caused the CBOE Volatility Index to spike to 37.32 in February before falling to 16.09 at the end of June. Ironically, it was mostly good news on the economic front that caused much of the volatility. Strong jobs reports and wage growth during the first quarter prompted concerns that higher inflation might spur the Federal Reserve to accelerate increases in its short-term rate. Following a global sell-off during early February, the U.S. equity market recovered in the second quarter of 2018. This marks the second longest U.S. bull market since World War II. Volatility continued to be a theme during the second quarter, as U.S. tariffs on Chinese goods and Beijing’s intent to respond “in kind” have increased fears of a trade war; however, these levels are in line with long term historical figures.

Personal income, consumer spending, and the consumer price index have all increased over the year through June 2018, albeit at a slower pace compared to the previous year. Together, with a slight decrease in trade deficits, strong consumer and business spending contributed to growth.

Domestically, job growth has been solid in 2018, with unemployment decreasing to 4.0% in June. Reflecting an improved outlook for growth, the Federal Open Market Committee raised the federal funds rate again in June to between 1.75% and 2.00% and signaled plans to raise rates two more times this year. This was the seventh rate hike since late 2015. On the equity front, year to date, growth-oriented securities have outperformed value-oriented stocks, and small capitalization stocks outperformed their large capitalization counterparts.

Sector performance for the Wilshire 5000 Total Market Index was mostly positive with six of the eleven major sectors producing gains. Increased consumer spending and tax cut benefits propelled performance of the Consumer Discretionary and Information Technology sectors, which returned 11.34% and 10.22%, respectively. The Energy sector was up 7.49% as Brent crude prices increased 4.4% in first quarter and another 17.2% in the second quarter. Conversely, Consumer Staples (-7.72%) and Telecommunication Services (-7.78%) were the worst performing sectors as interest rate sensitivity remained a concern. Going forward, continued threats of a trade war could prove to be a headwind to equities overall.

The Wilshire 5000 Index Fund Institutional Class returned 2.78% for the first six months of 2018, underperforming the Wilshire 5000 Total Market Index return of 3.04%. Underperformance is attributable to both Fund expenses and the optimization approach utilized by Los Angeles Capital, the Fund’s sub-advisor, and is well within its historical range.

Despite the Fund’s performance for the year-to-date period, we believe the Fund is well positioned going into the second half of 2018 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2018)

†	Based on percent of the Fund’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Wilshire International Equity Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

Six Months Ended 6/30/18**	(2.23%)
One Year Ended 6/30/18	7.75%
Five Years Ended 6/30/18	5.62%
Ten Years Ended 6/30/18	3.40%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns*

Six Months Ended 6/30/18**	(2.17%)
One Year Ended 6/30/18	7.98%
Five Years Ended 6/30/18	5.85%
Ten Years Ended 6/30/18	3.66%

MSCI ALL COUNTRY WORLD INDEX EX USA(1)

Average Annual Total Returns

Six Months Ended 6/30/18**	(3.77%)
One Year Ended 6/30/18	7.28%
Five Years Ended 6/30/18	5.99%
Ten Years Ended 6/30/18	2.54%

On April 2, 2013, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The tables above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*

During the ten years ended June 30, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, historical total returns would have been lower. For the six months ended June 30, 2018, the investment adviser reduced its fees or reimbursed expenses in the annualized amount of 0.09% of average net assets for Investment Class Shares.

**	Not annualized.
(1)

The MSCI All Country World ex USA Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets, with the exception of U.S.-based companies. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Outside of the United States, equities have not fared well, with the MSCI All Country World ex USA Index returning -3.77% for the year-to-date period through June 30. As global growth slowed and the Federal Reserve adopted a more aggressive stance on interest rates, the U.S. dollar reversed its previous trend and ended the period up approximately 5% versus a basket of international currencies, which heavily impacted U.S.-based investors.

Eurozone economic data was mixed during the second quarter as the unemployment rate fell to 8.4%. Equity price volatility affected global markets as tensions seemed to escalate between the U.S. and its major trading partners. It has yet to be seen, however, how much of the threatened tariffs and retaliation will actually be implemented. Already having been rattled by the Greek financial crisis and Brexit in recent years, the European Union faces a fresh challenge with political developments in Italy. The broad developed markets index, however, was in positive territory for the second quarter in local currency terms. Emerging markets struggled during the second quarter as trade war concerns weighed on export-driven economies, erasing all of the earlier gain in the first quarter. Latin America was hit especially hard, with the MSCI EM Latin America Index declining -17.75% for the quarter. The broader MSCI Emerging Markets Index has returned -6.66% for the year-to-date period through June 30.

Growth outperformed Value overseas as well, with the MSCI EAFE Growth Index returning 0.11% versus -2.64% for the MSCI EAFE Value Index. The MSCI Pacific ex Japan Index (+1.77%) outperformed the MSCI Europe Index (-1.27%). After a strong first quarter, Japan faltered during the second quarter as Japanese manufacturers’ confidence fell and a weakening yen contributed to a decrease of -2.84% for the MSCI Japan Index.

Sector performance for the MSCI All Country World ex USA Index was mostly negative for the quarter. Energy (+5.70%) was the top performing sector, boosted by a rebound in the price of Brent crude from 2017 lows. Conversely, Telecommunication Services (-9.59%) was the worst performing sector as interest rate sensitivity remained a concern.

The Wilshire International Equity Fund Institutional Class returned -2.17% for the first six months of 2018, outperforming the MSCI All Country World ex USA Index return of -3.77%. Fund performance benefited from strong stock selection in Financials and an underweight to the Telecommunication Services sector. Weak stock selection in Consumer Staples and an overweight allocation to the Information Technology sector detracted from returns. Regionally, the Fund benefited from strong stock selection in Australia and Japan and an overweight allocation to France overall. Weak stock selection in Brazil weighed on relative performance.

We are pleased with the Fund’s performance for the year-to-date period through June 30 and believe the Fund is well positioned going into the second half of 2018 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2018)

†	Based on percent of the Fund’s total investments in securities at value. Includes investments held as collateral for securities on loan (see Note 7 in Notes to Financial Statements).

Wilshire Income Opportunities Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns*

Six Months Ended 6/30/18**	(0.10%)
One Year Ended 6/30/18	1.88%
Inception (03/30/16) through 6/30/18	4.17%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/18**	0.00%
One Year Ended 6/30/18	2.01%
Inception (03/30/16) through 6/30/18	4.28%

Bloomberg Barclays US Universal Index(1)

Average Annual Total Returns

Six Months Ended 6/30/18**	(1.67%)
One Year Ended 6/30/18	(0.27%)
Inception (03/30/16) through 6/30/18	1.51%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The tables above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*

During certain periods since inception, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, historical returns would have been lower. For the six months ended June 30, 2018, the investment adviser reduced its fees or reimbursed expenses in the annualized amount of 0.02% of average net assets for Investment Class Shares.

**	Not annualized.
(1)

The Bloomberg Barclays US Universal Index represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some US Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg Barclays US Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The Bloomberg Barclays US Aggregate Bond Index returned -1.62% for the first six months of the year, as credit spread continue to widen. The ICE Bank of America/Merrill Lynch US High Yield Index gained 1.00% as spreads remained within a tight range. Reflecting an improved outlook for growth, the Federal Open Market Committee raised the fed funds rate again in June to between 1.75% and 2.00% and signaled plans to raise rates two more times this year. This was the seventh rate hike since late 2015. The yield curve flattened during the period as the long end of the curve did not keep pace with the rising yields on the short end of the curve. While the short end of the curve is directly influenced by the federal funds rate, the long end is driven by market outlook. Continued economic growth without upward movement in long rates could be an indication that market participants are expecting an economic slowdown.

Globally, continued rhetoric around a trade war, as well as fresh challenges with political developments in Italy, weighed on performance. Demand for risk assets has decreased as central banks roll back stimulus. The Citi World Government Bond Index ended the first six months of the year down -0.94%. Emerging market bonds were heavily impacted by the geopolitical uncertainty.

The Wilshire Income Opportunities Fund Institutional Class returned flat at 0.00% for the period, outperforming the Bloomberg Barclays US Universal Index return of -1.67%. MBS, U.S. Treasuries, high yield, bank loans, CMBS and CLO boosted performance while investment grade and emerging market debt detracted from performance.

We are pleased with the Fund’s outperformance for the year-to-date period through June 30 and believe the Fund is well positioned going into the second half of 2018 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2018)

†	Based on percent of the Fund’s total investments in securities at value.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Portfolio. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Portfolios and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

The table on the next page illustrates the Portfolios’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolios at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Portfolios’ costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that each Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Portfolios’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued)

	Beginning Account Value 01/01/2018	Ending Account Value 06/30/2018	Net Expense Ratio(1)	Expenses Paid During Period 01/01/18-06/30/18(2)
Large Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 1,076.40	1.31%	$ 6.74
Institutional Class	$ 1,000.00	$ 1,078.30	0.97%	$ 5.00
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.30	1.31%	$ 6.56
Institutional Class	$ 1,000.00	$ 1,019.98	0.97%	$ 4.86
Large Company Value Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 979.70	1.22%	$ 5.99
Institutional Class	$ 1,000.00	$ 980.90	0.95%	$ 4.67
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.74	1.22%	$ 6.11
Institutional Class	$ 1,000.00	$ 1,020.08	0.95%	$ 4.76
Small Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 1,087.40	1.33%	$ 6.88
Institutional Class	$ 1,000.00	$ 1,088.80	1.08%	$ 5.59
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.20	1.33%	$ 6.66
Institutional Class	$ 1,000.00	$ 1,019.44	1.08%	$ 5.41
Small Company Value Portfolio
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 1,049.20	1.32%	$ 6.71
Institutional Class	$ 1,000.00	$ 1,050.20	1.07%	$ 5.44
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,018.25	1.32%	$ 6.61
Institutional Class	$ 1,000.00	$ 1,019.49	1.07%	$ 5.36

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued)

	Beginning Account Value 01/01/2018	Ending Account Value 06/30/2018	Net Expense Ratio(1)	Expenses Paid During Period 01/01/18-06/30/18(2)
Wilshire 5000 IndexSM Fund
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 1,026.90	0.57%	$ 2.86
Institutional Class	$ 1,000.00	$ 1,027.80	0.33%	$ 1.66
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,021.97	0.57%	$ 2.86
Institutional Class	$ 1,000.00	$ 1,023.16	0.33%	$ 1.66
Wilshire International Equity Fund
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 977.70	1.51%	$ 7.40
Institutional Class	$ 1,000.00	$ 978.30	1.26%	$ 6.18
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,017.31	1.51%	$ 7.55
Institutional Class	$ 1,000.00	$ 1,018.55	1.26%	$ 6.31
Wilshire Income Opportunities Fund
Based on Actual Fund Return
Investment Class	$ 1,000.00	$ 999.00	1.15%	$ 5.70
Institutional Class	$ 1,000.00	$ 1,000.00	0.88%	$ 4.36
Based on Hypothetical 5% Return
Investment Class	$ 1,000.00	$ 1,019.09	1.15%	$ 5.76
Institutional Class	$ 1,000.00	$ 1,020.43	0.88%	$ 4.41

(1)	Annualized, based on the Portfolio’s most recent fiscal half-year expenses.
(2)	Expenses are equal to the Portfolio’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments	June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS — 93.8% (a)
Consumer Discretionary — 16.5%
Amazon.com, Inc. (b)	10,295	$17,499,440
Booking Holdings, Inc. (b)	1,895	3,841,336
Burlington Stores, Inc. (b)	18,897	2,844,565
Floor & Decor Holdings, Inc. - Class A (b) (c)	47,675	2,351,808
Starbucks Corp.	48,188	2,353,984
Ulta Beauty, Inc. (b)	10,870	2,537,710
Yum! Brands, Inc.	20,620	1,612,896
Other Securities (c) (d)		10,843,357
		43,885,096
Consumer Staples — 6.8%
Coca-Cola Co. (The)	53,845	2,361,642
Colgate-Palmolive Co.	28,328	1,835,938
Danone S.A. - ADR (c)	175,459	2,558,192
Monster Beverage Corp. (b)	123,624	7,083,654
Procter & Gamble Co. (The)	29,313	2,288,173
Other Securities (c) (d)		2,143,278
		18,270,877
Energy — 1.5%
Schlumberger Ltd.	39,521	2,649,093
Other Securities (c) (d)		1,349,265
		3,998,358
Financials — 4.9%
Charles Schwab Corp. (The)	36,300	1,854,930
First Republic Bank	18,325	1,773,677
MarketAxess Holdings, Inc.	10,550	2,087,423
SEI Investments Co.	40,303	2,519,743
Other Securities (c) (d)		4,728,589
		12,964,362
Health Care — 17.0%
ABIOMED, Inc. (b)	5,784	2,365,945
Alexion Pharmaceuticals, Inc. (b)	23,967	2,975,503
Align Technology, Inc. (b)	8,401	2,874,318
Amgen, Inc.	8,932	1,648,758
Cerner Corp. (b)	36,883	2,205,235
Edwards Lifesciences Corp. (b)	18,935	2,756,368
Illumina, Inc. (b)	7,654	2,137,686
Novo Nordisk A/S - ADR	55,339	2,552,235
Regeneron Pharmaceuticals, Inc. (b)	8,521	2,939,660
UnitedHealth Group, Inc.	24,043	5,898,709
Zoetis, Inc.	42,663	3,634,461
Other Securities (c) (d)		13,301,254
		45,290,132
Industrials — 6.4%
CSX Corp.	42,800	2,729,784
Deere & Co.	16,732	2,339,133
Expeditors International of Washington, Inc.	44,612	3,261,137
XPO Logistics, Inc. (b)	21,256	2,129,426
Other Securities (c) (d)		6,644,920
		17,104,400
Information Technology — 39.4%
Activision Blizzard, Inc.	39,670	3,027,614
Adobe Systems, Inc. (b)	14,035	3,421,873
Alibaba Group Holding Ltd. - ADR (b) (c)	42,250	7,838,643
Alphabet, Inc. - Class A (b)	3,846	4,342,865
Alphabet, Inc. - Class C (b)	7,953	8,872,764
Apple, Inc.	23,522	4,354,158
Arista Networks, Inc. (b)	8,523	2,194,587
Autodesk, Inc. (b)	28,511	3,737,507
Cisco Systems, Inc.	53,548	2,304,170
Facebook, Inc. - Class A (b)	66,681	12,957,451
Microsoft Corp.	71,451	7,045,783
NVIDIA Corp.	14,321	3,392,646
Oracle Corp.	92,522	4,076,519
PayPal Holdings, Inc. (b)	40,115	3,340,376
QUALCOMM, Inc.	43,879	2,462,489
Red Hat, Inc. (b)	17,870	2,401,192
salesforce.com, Inc. (b)	25,715	3,507,526
ServiceNow, Inc. (b)	15,636	2,696,741
Visa, Inc. - Class A (c)	80,742	10,694,278
Other Securities (c) (d)		12,246,514
		104,915,696
Materials — 0.5%
Other Securities (c) (d)		1,336,680

Real Estate — 0.8%
Other Securities (c) (d)		2,159,026

Total Common Stocks (Cost $168,097,077)		$249,924,627

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2018 (Unaudited)

	Shares	Value
MONEY MARKET FUNDS — 2.2%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.73% (e)	5,818,517	$5,818,517
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 1.98% (e) (f)	147,988	147,988
Total Money Market Funds (Cost $5,966,505)		$5,966,505

Total Investments at Value — 96.0% (Cost $174,063,582)		$255,891,132

Other Assets in Excess of Liabilities — 4.0%		10,594,214

Net Assets — 100.0%		$266,485,346

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issue that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800)607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

ADR — American Depositary Receipt.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2018. The total market value of securities on loan at June 30, 2018 was $24,520,199 (Note 7).
(d)	Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of June 30, 2018.
(e)	The rate shown is the 7-day effective yield as of June 30, 2018.
(f)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2018 was $147,988. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $25,044,009 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments	June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS — 91.8% (a)
Consumer Discretionary — 7.0%
Ford Motor Co.	278,077	$3,078,312
Interpublic Group of Cos., Inc. (The) (b)	78,158	1,832,023
Newell Brands, Inc.	67,418	1,738,710
Omnicom Group, Inc.	24,236	1,848,479
Other Securities (b) (c)		9,197,233
		17,694,757
Consumer Staples — 5.3%
Altria Group, Inc.	37,183	2,111,623
Philip Morris International, Inc.	29,622	2,391,679
Walmart, Inc.	56,980	4,880,336
Other Securities (b) (c)		3,835,767
		13,219,405
Energy — 13.0%
BP plc - ADR	82,248	3,755,444
Chevron Corp.	29,294	3,703,640
ConocoPhillips	28,730	2,000,183
Exxon Mobil Corp.	42,536	3,519,003
Occidental Petroleum Corp.	32,540	2,722,947
Phillips 66	20,077	2,254,848
Royal Dutch Shell plc - Class A - ADR	53,532	3,706,020
Other Securities (b) (c)		10,951,446
		32,613,531
Financials — 25.9%
American Express Co.	28,507	2,793,686
American International Group, Inc.	48,752	2,584,832
Bank of America Corp.	199,954	5,636,703
Capital One Financial Corp.	30,536	2,806,258
Citigroup, Inc.	46,063	3,082,536
Goldman Sachs Group, Inc. (The)	8,807	1,942,560
JPMorgan Chase & Co.	60,991	6,355,262
MetLife, Inc.	48,233	2,102,959
Morgan Stanley	39,076	1,852,202
State Street Corp.	33,029	3,074,670
U.S. Bancorp	53,348	2,668,467
Wells Fargo & Co.	119,932	6,649,031
XL Group Ltd.	32,616	1,824,865
Other Securities (b) (c)		21,942,911
		65,316,942
Health Care — 14.1%
Amgen, Inc.	13,625	2,515,039
Cardinal Health, Inc.	35,797	1,747,968
CVS Health Corp.	54,228	3,489,573
Express Scripts Holding Co. (d)	26,554	2,050,234
Johnson & Johnson	30,645	3,718,464
Merck & Co., Inc.	77,080	4,678,755
Mylan N.V. (d)	71,704	2,591,383
Pfizer, Inc.	158,552	5,752,266
Other Securities (b) (c)		9,039,107
		35,582,789
Industrials — 6.8%
Dover Corp. (b)	23,971	1,754,677
General Electric Co.	227,860	3,101,175
Johnson Controls International plc	52,771	1,765,190
Stanley Black & Decker, Inc.	13,996	1,858,809
United Technologies Corp.	15,935	1,992,353
Other Securities (b) (c)		6,647,747
		17,119,951
Information Technology — 8.3%
Cisco Systems, Inc.	47,526	2,045,044
Cognizant Technology Solutions Corp. - Class A	21,733	1,716,691
Hewlett Packard Enterprise Co.	129,143	1,886,779
Oracle Corp.	116,667	5,140,347
Other Securities (b) (c)		10,202,336
		20,991,197
Materials — 2.2%
DowDuPont, Inc.	40,338	2,659,081
Other Securities (b) (c)		2,913,206
		5,572,287
Real Estate — 2.6%
Other Securities (b) (c)		6,445,276

Telecommunication Services — 2.3%
AT&T, Inc.	89,643	2,878,437
Verizon Communications, Inc.	47,845	2,407,082
Other Securities (c)		485,053
		5,770,572
Utilities — 4.3%
Edison International	36,629	2,317,517
Entergy Corp.	36,444	2,944,310
Exelon Corp.	41,529	1,769,135
Other Securities (b) (c)		3,883,082
		10,914,044
Total Common Stocks (Cost $205,425,923)		$231,240,751

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2018 (Unaudited)

	Shares	Value
MONEY MARKET FUNDS — 3.0%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.73% (e)	5,068,858	$5,068,858
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 1.98% (e) (f)	2,552,002	2,552,002
Total Money Market Funds (Cost $7,620,860)		$7,620,860

Total Investments at Value — 94.8% (Cost $213,046,783)		$238,861,611

Other Assets in Excess of Liabilities — 5.2%		12,963,751

Net Assets — 100.0%		$251,825,362

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issue that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800)607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

ADR — American Depositary Receipt.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	This security or a partial position of this security is on loan at June 30, 2018. The total market value of securities on loan at June 30, 2018 was $11,631,429 (Note 7).
(c)	Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of June 30, 2018.
(d)	Non-income producing security.
(e)	The rate shown is the 7-day effective yield as of June 30, 2018.
(f)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2018 was $2,552,002. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $9,301,730 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments	June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS — 90.2% (a)
Consumer Discretionary — 10.3%
Malibu Boats, Inc. - Class A (b)	16,113	$675,779
Sonic Corp. (c)	17,127	589,510
Steven Madden Ltd.	26,063	1,383,945
TopBuild Corp. (b)	7,250	567,965
Other Securities (c) (d)		2,810,834
		6,028,033
Consumer Staples — 5.3%
Calavo Growers, Inc. (c)	9,556	918,810
e.l.f. Beauty, Inc. (b) (c)	25,713	391,866
Inter Parfums, Inc.	16,965	907,627
J & J Snack Foods Corp. (c)	3,607	549,959
Other Securities (c) (d)		355,453
		3,123,715
Energy — 3.0%
Callon Petroleum Co. (b) (c)	23,337	250,639
Extraction Oil & Gas, Inc. (b) (c)	33,625	493,951
WildHorse Resource Development Corp. (b) (c)	23,916	606,509
Other Securities (c) (d)		421,112
		1,772,211
Financials — 7.2%
Banc of California, Inc. (c)	53,812	1,052,024
CenterState Bank Corp.	20,099	599,352
Green Dot Corp. - Class A (b)	3,185	233,747
LegacyTexas Financial Group, Inc.	16,623	648,629
South State Corp.	2,889	249,176
Veritex Holdings, Inc. (b)	15,718	488,358
Other Securities (c) (d)		973,930
		4,245,216
Health Care — 23.2%
BioTelemetry, Inc. (b) (c)	9,657	434,565
Cambrex Corp. (b) (c)	17,951	938,837
Cantel Medical Corp.	7,695	756,879
Cotiviti Holdings, Inc. (b)	12,888	568,747
Inogen, Inc. (b)	1,355	252,477
LeMaitre Vascular, Inc. (c)	14,041	470,093
Medidata Solutions, Inc. (b) (c)	8,905	717,388
Neogen Corp. (b)	6,043	484,588
PRA Health Sciences, Inc. (b)	10,944	1,021,732
Repligen Corp. (b) (c)	20,456	962,249
Supernus Pharmaceuticals, Inc. (b) (c)	12,367	740,164
Tabula Rasa HealthCare, Inc. (b) (c)	10,325	659,045
Other Securities (c) (d)		5,583,136
		13,589,900
Industrials — 14.3%
Insteel Industries, Inc.	19,196	641,145
Knoll, Inc.	38,211	795,170
Marten Transport Ltd.	23,134	542,492
Mercury Systems, Inc. (b) (c)	13,673	520,394
Saia, Inc. (b)	13,449	1,087,351
SiteOne Landscape Supply, Inc. (b) (c)	12,927	1,085,480
WageWorks, Inc. (b)	10,959	547,950
Other Securities (c) (d)		3,191,770
		8,411,752
Information Technology — 21.9%
Box, Inc. - Class A (b) (c)	28,843	720,786
Cabot Microelectronics Corp.	5,797	623,524
CEVA, Inc. (b)	9,391	283,608
Ellie Mae, Inc. (b)	3,205	332,807
Integrated Device Technology, Inc. (b)	14,376	458,307
MAXIMUS, Inc.	10,037	623,398
MaxLinear, Inc. (b)	16,914	263,689
MINDBODY, Inc. - Class A (b) (c)	26,103	1,007,575
Pegasystems, Inc. (c)	25,461	1,395,263
Qualys, Inc. (b)	12,255	1,033,097
Silicon Laboratories, Inc. (b)	4,362	434,455
WNS Holdings Ltd. - ADR (b)	18,244	951,971
Other Securities (c) (d)		4,730,316
		12,858,796
Materials — 2.5%
Quaker Chemical Corp.	4,014	621,647
Other Securities (d)		849,489
		1,471,136
Real Estate — 0.9%
Other Securities (c) (d)		528,386

Telecommunication Services — 1.3%
Cogent Communications Holdings, Inc. (c)	13,428	717,055
Other Securities (d)		69,076
		786,131

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS — 90.2% (a) (Continued)
Utilities — 0.3%
Other Securities (d)		$177,886

Total Common Stocks (Cost $40,533,857)		$52,993,162

RIGHTS — 0.0%
Dyax Corp. (b) (c) (e) (Cost $0)	860	$0

MONEY MARKET FUNDS — 8.0%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.73% (f)	2,090,903	$2,090,903
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 1.98% (f) (g)	2,584,771	2,584,771
Total Money Market Funds (Cost $4,675,674)		$4,675,674

Total Investments at Value — 98.2% (Cost $45,209,531)		$57,668,836

Other Assets in Excess of Liabilities — 1.8%		1,056,394

Net Assets — 100.0%		$58,725,230

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issue that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800)607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

ADR — American Depositary Receipt.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2018. The total market value of securities on loan at June 30, 2018 was $17,043,667 (Note 7).
(d)	Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of June 30, 2018.
(e)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2018, representing 0.0% of net assets (Note 2).

(f)	The rate shown is the 7-day effective yield as of June 30, 2018.
(g)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2018 was $2,584,771. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $14,900,923 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments	June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS — 88.9% (a)
Consumer Discretionary — 9.0%
Hooker Furniture Corp.	19,842	$930,591
Stoneridge, Inc. (b)	11,333	398,242
Taylor Morrison Home Corp. - Class A (b)	32,690	679,298
TRI Pointe Group, Inc. (b) (c)	44,776	732,535
Other Securities (c) (d)		2,441,925
		5,182,591
Consumer Staples — 2.3%
Landec Corp. (b)	48,650	724,884
Other Securities (c) (d)		597,003
		1,321,887
Energy — 9.5%
Carrizo Oil & Gas, Inc. (b) (c)	41,670	1,160,509
McDermott International, Inc. (b) (c)	36,016	707,713
PDC Energy, Inc. (b)	21,731	1,313,638
SRC Energy, Inc. (b)	70,907	781,395
Other Securities (c) (d)		1,545,267
		5,508,522
Financials — 24.9%
Ameris Bancorp (c)	10,830	577,781
Aspen Insurance Holdings Ltd.	19,125	778,387
Bank of N.T. Butterfield & Son Ltd. (The)	19,910	910,285
Banner Corp.	4,704	282,852
Eagle Bancorp, Inc. (b)	4,788	293,504
First Horizon National Corp. (c)	15,797	281,818
Hilltop Holdings, Inc.	16,540	365,038
HomeStreet, Inc. (b) (c)	26,120	703,934
Hope Bancorp, Inc.	20,990	374,252
MGIC Investment Corp. (b)	26,235	281,239
PacWest Bancorp	9,655	477,150
ProAssurance Corp.	7,970	282,536
Radian Group, Inc.	19,686	319,307
Texas Capital Bancshares, Inc. (b)	4,125	377,438
Western Alliance Bancorp (b)	17,165	971,711
Other Securities (c) (d)		7,105,333
		14,382,565
Health Care — 4.9%
Globus Medical, Inc. - Class A (b)	6,785	342,371
LivaNova plc (b)	5,535	552,505
Other Securities (c) (d)		1,916,403
		2,811,279
Industrials — 10.1%
Albany International Corp. - Class A	9,830	591,274
Apogee Enterprises, Inc. (c)	9,510	458,097
Astronics Corp. (b) (c)	8,995	323,549
BMC Stock Holdings, Inc. (b)	26,260	547,520
EnerSys	8,427	628,991
GP Strategies Corp. (b)	16,340	287,583
Other Securities (c) (d)		3,012,396
		5,849,410
Information Technology — 11.9%
Coherent, Inc. (b) (c)	3,699	578,599
Entegris, Inc.	16,080	545,112
Euronet Worldwide, Inc. (b) (c)	3,435	287,750
Integrated Device Technology, Inc. (b)	15,645	498,763
Lattice Semiconductor Corp. (b)	55,875	366,540
Mellanox Technologies Ltd. (b)	8,020	676,085
Methode Electronics, Inc. (c)	9,965	401,590
Mitel Networks Corp. (b)	71,750	787,098
Other Securities (c) (d)		2,728,639
		6,870,176
Materials — 6.9%
Bemis Co., Inc.	12,959	547,000
Boise Cascade Co.	8,675	387,773
Kaiser Aluminum Corp. (c)	6,152	640,484
Louisiana-Pacific Corp.	16,357	445,238
P.H. Glatfelter Co.	35,340	692,310
Other Securities (c) (d)		1,275,883
		3,988,688
Real Estate — 7.3%
Alexander & Baldwin, Inc. (c)	13,180	309,729
Brandywine Realty Trust	21,853	368,878
CatchMark Timber Trust, Inc. - Class A	23,182	295,107
PotlatchDeltic Corp.	5,974	303,778
Ramco-Gershenson Properties Trust (c)	44,370	586,127
Other Securities (c) (d)		2,328,849
		4,192,468
Utilities — 2.1%
Other Securities (c) (d)		1,186,421

Total Common Stocks (Cost $43,165,595)		$51,294,007

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments - (Continued)	June 30, 2018 (Unaudited)

	Shares	Value
MONEY MARKET FUNDS — 4.9%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.73% (e)	2,088,414	$2,088,414
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 1.98% (e) (f)	727,806	727,806
Total Money Market Funds (Cost $2,816,220)		$2,816,220

Total Investments at Value — 93.8% (Cost $45,981,815)		$54,110,227

Other Assets in Excess of Liabilities — 6.2%		3,583,029

Net Assets — 100.0%		$57,693,256

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issue that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800)607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2018. The total market value of securities on loan at June 30, 2018 was $10,886,090 (Note 7).
(d)	Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of June 30, 2018.
(e)	The rate shown is the 7-day effective yield as of June 30, 2018.
(f)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2018 was $727,806. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $10,438,924 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments	June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS — 99.1% (a)
Consumer Discretionary — 13.1%
Amazon.com, Inc. (b)	2,908	$4,943,019
Comcast Corp. - Class A	29,648	972,750
Home Depot, Inc. (The)	8,054	1,571,334
McDonald's Corp.	6,068	950,794
Netflix, Inc. (b)	2,752	1,077,216
NIKE, Inc. - Class B	9,749	776,800
Walt Disney Co. (The)	10,918	1,144,315
Other Securities (c) (d)		13,104,402
		24,540,630
Consumer Staples — 6.5%
Coca-Cola Co. (The)	27,490	1,205,712
Costco Wholesale Corp.	3,201	668,945
PepsiCo, Inc.	9,699	1,055,930
Philip Morris International, Inc.	10,726	866,017
Procter & Gamble Co. (The)	17,430	1,360,585
Walmart, Inc.	10,939	936,924
Other Securities (c) (d)		6,063,603
		12,157,716
Energy — 6.0%
Chevron Corp.	13,833	1,748,905
Exxon Mobil Corp.	30,298	2,506,553
Other Securities (c) (d)		7,043,995
		11,299,453
Financials — 14.7%
Bank of America Corp.	72,498	2,043,718
Berkshire Hathaway, Inc. - Class B (b)	15,706	2,931,524
Citigroup, Inc.	20,065	1,342,749
JPMorgan Chase & Co.	24,732	2,577,073
Wells Fargo & Co.	32,147	1,782,229
Other Securities (c) (d)		16,921,953
		27,599,246
Health Care — 12.7%
Abbott Laboratories	12,635	770,608
AbbVie, Inc.	10,100	935,764
Amgen, Inc.	4,500	830,654
Bristol-Myers Squibb Co.	12,225	676,532
Johnson & Johnson	19,625	2,381,297
Merck & Co., Inc.	20,155	1,223,409
Pfizer, Inc.	43,962	1,594,941
UnitedHealth Group, Inc.	6,576	1,613,356
Other Securities (c) (d)		13,674,820
		23,701,381
Industrials — 10.2%
3M Co.	4,256	837,240
Boeing Co. (The)	4,038	1,354,788
General Electric Co.	60,816	827,706
Honeywell International, Inc.	5,622	809,849
Union Pacific Corp.	5,627	797,232
United Technologies Corp.	5,952	744,178
Other Securities (c) (d)		13,730,023
		19,101,016
Information Technology — 24.2%
Adobe Systems, Inc. (b)	3,131	763,368
Alphabet, Inc. - Class C (b)	4,183	4,666,763
Apple, Inc.	37,983	7,031,032
Cisco Systems, Inc.	36,598	1,574,811
Facebook, Inc. - Class A (b)	16,349	3,176,937
Intel Corp.	34,918	1,735,773
International Business Machines Corp.	6,425	897,572
Mastercard, Inc. - Class A	6,945	1,364,830
Microsoft Corp.	56,162	5,538,134
NVIDIA Corp.	3,547	840,283
Oracle Corp.	23,530	1,036,731
Texas Instruments, Inc.	6,205	684,100
Visa, Inc. - Class A (d)	11,316	1,498,803
Other Securities (c) (d)		14,556,039
		45,365,176
Materials — 2.9%
DowDuPont, Inc.	15,951	1,051,489
Other Securities (c) (d)		4,368,596
		5,420,085
Real Estate — 4.0%
Other Securities (c) (d)		7,564,895

Telecommunication Services — 1.9%
AT&T, Inc.	52,488	1,685,397
Verizon Communications, Inc.	28,673	1,442,539
Other Securities (c) (d)		427,474
		3,555,410
Utilities — 2.9%
Other Securities (c) (d)		5,327,619

Total Common Stocks (Cost $55,998,520)		$185,632,627

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments - (Continued)	June 30, 2018 (Unaudited)

	Shares	Value
PREFERRED STOCKS — 0.0% (e)
Other Securities (c) (Cost $484)		$845

RIGHTS — 0.0% (e)
AMR Corp., Escrow (b) (f)	3,275	$5,044
Dyax Corp. (b) (d) (f)	1,200	0
Media General, Inc. - CVR (b) (d) (f)	794	0
Total Rights (Cost $0)		$5,044

MONEY MARKET FUNDS — 1.8%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.73% (g)	1,602,106	$1,602,106
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 1.98% (g) (h)	1,716,714	1,716,714
Total Money Market Funds (Cost $3,318,820)		$3,318,820

Total Investments at Value — 100.9% (Cost $59,317,824)		$188,957,336

Liabilities in Excess of Other Assets — (0.9%)		(1,611,591)

Net Assets — 100.0%		$187,345,745

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings and each investment of any issue that exceeds 1% of the Portfolio’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800)607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

CVR — Contingent Value Right.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of June 30, 2018.
(d)	This security or a partial position of this security is on loan at June 30, 2018. The total market value of securities on loan at June 30, 2018 was $12,236,966 (Note 7).
(e)	Percentage rounds to less than 0.1%.
(f)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $5,044 as of June 30, 2018, representing 0.0% (e) of net assets (Note 2).

(g)	The rate shown is the 7-day effective yield as of June 30, 2018.
(h)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2018 was $1,716,714. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $10,850,995 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments	June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS — 85.9%
Australia — 3.1%
CSL Ltd. (a)	41,950	$5,972,002
Other Securities (a) (b)		7,394,470
		13,366,472
Austria — 0.1%
Other Securities (a) (b)		418,145

Belgium — 0.6%
Other Securities (a) (b)		2,456,641

Bermuda — 0.2%
Other Securities (a) (b)		869,764

Brazil — 0.7%
Other Securities (b)		3,246,519

Canada — 4.2%
Canadian Pacific Railway Ltd.	24,332	4,453,244
Dollarama, Inc.	70,189	2,720,789
Shopify, Inc. - Class A (c) (d)	27,789	4,054,137
Other Securities (b)		6,778,010
		18,006,180
Cayman Islands — 2.5%
Tencent Holdings Ltd. (a)	124,755	6,264,591
Other Securities (a) (b) (d)		4,399,893
		10,664,484
Chile — 0.2%
Other Securities (b)		717,380

China — 0.7%
Other Securities (a) (b)		3,052,892

Colombia — 0.0% (e)
Other Securities (b)		85,472

Czech Republic — 0.3%
Other Securities (b)		1,435,265

Denmark — 2.1%
Chr. Hansen Holding A/S (a)	38,651	3,557,899
Other Securities (a) (b)		5,614,264
		9,172,163
Finland — 0.4%
Other Securities (a) (b) (d)		1,783,350

France — 7.3%
Essilor International Cie Generale d'Optique S.A. (a)	21,042	2,966,534
LVMH Moet Hennessy Louis Vuitton SE (a)	16,167	5,367,193
Pernod Ricard S.A. (a)	22,013	3,592,254
Publicis Groupe S.A. (a)	42,825	2,938,452
Rexel S.A. (d)	250,412	3,600,915
Schneider Electric SE (a)	45,249	3,762,822
Total S.A. (a)	50,584	3,071,433
Other Securities (a) (b)		6,291,780
		31,591,383
Germany — 3.5%
adidas AG (a)	22,594	4,918,606
Volkswagon AG (a)	25,606	4,209,009
Other Securities (a) (b)		6,143,036
		15,270,651
Greece — 0.0% (e)
Other Securities (a) (b)		16,405

Hong Kong — 4.2%
AIA Group Ltd. (a)	501,200	4,366,136
China Mobile Ltd. (a)	462,000	4,099,281
China Resources Power Holdings Co. Ltd.	1,666,000	2,934,639
Lenovo Group Ltd. (c)	5,632,000	3,050,866
Other Securities (a) (b)		3,663,034
		18,113,956
India — 1.1%
HDFC Bank Ltd. - ADR	40,650	4,269,064
Other Securities (a) (b)		398,721
		4,667,785
Indonesia — 0.2%
Other Securities (a) (b)		741,790

Ireland — 2.8%
Accenture plc - Class A	30,474	4,985,242
ICON plc (c)	24,522	3,249,901
Other Securities (b) (d)		3,848,259
		12,083,402
Israel — 0.1%
Other Securities (b) (d)		276,044

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS — 85.9% (Continued)
Italy — 2.7%
Eni SpA (a)	216,471	$4,013,253
Other Securities (a) (b) (d)		7,657,075
		11,670,328
Japan — 12.2%
FANUC Corp. (a)	14,700	2,913,846
Fujitsu Ltd. (a)	725,000	4,387,548
Honda Motor Co. (a)	124,200	3,641,830
INPEX Corp. (a)	299,200	3,107,596
Keyence Corp. (a)	9,760	5,505,030
Sumitomo Mitsui Financial Group, Inc. (a)	71,100	2,773,451
Sysmex Corp. (a)	31,255	2,912,306
Other Securities (a) (b) (d)		27,215,340
		52,456,947
Jersey — 1.7%
Experian plc (a)	230,042	5,675,189
Other Securities (a) (b)		1,683,530
		7,358,719
Korea (Republic of) — 1.9%
Other Securities (a) (b)		8,102,366

Luxembourg — 0.2%
Other Securities (a) (b)		768,483

Malaysia — 0.2%
Other Securities (a) (b)		971,835

Mexico — 0.7%
Wal-Mart de Mexico S.A.B. de C.V.	1,131,775	2,986,466
Other Securities (b)		6,066
		2,992,532
Netherlands — 3.5%
Core Laboratories N.V. (d)	24,799	3,129,882
Ferrari N.V. (a)	23,044	3,114,515
Mylan N.V. (c)	98,613	3,563,873
Other Securities (a) (b)		5,266,116
		15,074,386
New Zealand — 0.1%
Other Securities (a) (b)		300,373

Norway — 0.3%
Other Securities (a) (b)		1,133,844

Peru — 0.0% (e)
Other Securities (b)		19,982

Philippines — 0.1%
Other Securities (a) (b)		324,336

Poland — 0.1%
Other Securities (a) (b)		251,279

Portugal — 0.0% (e)
Other Securities (a) (b)		196,005

Russia — 1.1%
Other Securities (b)		4,688,762

Singapore — 1.1%
Other Securities (a) (b)		4,608,062

South Africa — 0.2%
Other Securities (a) (b)		680,921

Spain — 2.4%
Amadeus IT Group S.A. (a)	47,167	3,708,472
Other Securities (a) (b)		6,778,552
		10,487,024
Sweden — 2.5%
Telefonaktiebolaget LM Ericsson - B Shares (a)	390,597	3,009,407
Other Securities (a) (b)		7,752,909
		10,762,316
Switzerland — 6.7%
Chubb Ltd.	31,021	3,940,287
Nestlé S.A. (a)	53,789	4,168,441
Roche Holdings AG (a)	21,751	4,825,344
Sika AG (a)	19,605	2,708,651
Other Securities (a) (b)		13,439,683
		29,082,406
Taiwan — 2.3%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	102,880	3,761,292
Other Securities (a) (b)		6,323,594
		10,084,886
Thailand — 0.0% (e)
Other Securities (a) (b)		189,304

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS — 85.9% (Continued)
Turkey — 0.5%
Other Securities (a) (b)		$2,053,867

United Arab Emirates — 0.0% (e)
Other Securities (a) (b)		124,257

United Kingdom — 10.1%
Compass Group plc (a)	207,358	4,420,255
Royal Dutch Shell plc - Class A (a)	76,226	2,988,778
Standard Chartered plc (a)	324,798	2,950,467
Tesco plc (a)	889,363	3,009,442
Travis Perkins plc	200,614	3,766,460
Vodafone Group plc (a)	1,216,024	2,945,756
Other Securities (a) (b)		23,329,208
		43,410,366
United States — 1.0%
Other Securities (b) (d)		4,215,879

Total Common Stocks (Cost $336,758,687)		$370,045,608

PREFERRED STOCKS — 0.4%
Brazil — 0.1%
Other Securities (b)		$351,601

Germany — 0.3%
Other Securities (a) (b)		1,259,189

Korea (Republic of) — 0.0% (e)
Other Securities (a) (b)		184,094

Total Preferred Stocks (Cost $2,066,490)		$1,794,884

RIGHTS — 0.0%
Switzerland — 0.0%
Sika AG (c) (f)	1,830	$0

Taiwan — 0.0%
Cathay Financial Holding Co. (c) (f)	1,830	0

Total Rights (Cost $0)		$0

EXCHANGE-TRADED FUNDS — 2.5%
Korea (Republic of) — 1.4%
iShares MSCI South Korea Capped ETF (d)	88,787	$6,011,768

Taiwan — 1.1%
iShares MSCI Taiwan ETF	125,790	4,528,440

Total Exchange-Traded Funds (Cost $10,484,806)		$10,540,208

MONEY MARKET FUNDS — 6.8%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.73% (g)	25,384,764	$25,384,764
Northern Trust Institutional Liquid Asset Portfolio - Institutional Class, 1.98% (g) (h)	3,907,774	3,907,774
Total Money Market Funds (Cost $29,292,538)		$29,292,538

Total Investments at Value — 95.6% (Cost $378,602,521)		$411,673,238

Other Assets in Excess of Liabilities — 4.4%		19,169,091

Net Assets — 100.0%		$430,842,329

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800)607-2200; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on our website at http://advisor.wilshire.com.

ADR — American Depositary Receipt.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	June 30, 2018 (Unaudited)

(a)	Level 2 security (Note 2).
(b)	Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of June 30, 2018.
(c)	Non-income producing security.
(d)	This security or a partial position of this security is on loan at June 30, 2018. The total market value of securities on loan at June 30, 2018 was $18,631,012 (Note 7).
(e)	Percentage rounds to less than 0.1%.
(f)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of June 30, 2018, representing 0.0% of net assets (Note 2).

(g)	The rate shown is the 7-day effective yield as of June 30, 2018.
(h)

This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2018 was $3,907,774. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $15,224,045 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments	June 30, 2018 (Unaudited)

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 14.9%
U.S. Treasury Bills — 0.3%
1.857%, due 09/06/18 (a)	$620,000	$617,863
2.095%, due 12/06/18 (a)	440,000	436,105
		1,053,968
U.S. Treasury Bonds — 7.9%
2.625%, due 06/30/23	19,760,000	19,658,112
2.750%, due 11/15/42	1,110,000	1,065,600
3.625%, due 08/15/43	1,330,000	1,479,833
3.375%, due 05/15/44	610,000	652,700
2.875%, due 08/15/45	1,080,000	1,057,050
2.875%, due 11/15/46	1,110,000	1,085,545
3.000%, due 02/15/47	880,000	882,063
2.750%, due 11/15/47	730,000	695,781
		26,576,684
U.S. Treasury Notes — 5.9%
1.500%, due 10/31/19	1,900,000	1,876,547
1.750%, due 11/30/19	1,920,000	1,900,799
2.125%, due 08/31/20	1,420,000	1,407,131
2.000%, due 09/30/20	1,540,000	1,520,750
1.750%, due 10/31/20	1,400,000	1,373,750
1.625%, due 11/30/20	1,260,000	1,231,650
2.000%, due 05/31/21	1,530,000	1,503,225
1.125%, due 06/30/21	1,590,000	1,521,183
1.875%, due 08/31/24	1,580,000	1,498,284
2.125%, due 09/30/24	1,580,000	1,518,775
2.250%, due 10/31/24	1,570,000	1,519,466
2.250%, due 08/15/27	1,590,000	1,512,488
2.250%, due 11/15/27	1,580,000	1,501,000
		19,885,048
U.S. Treasury Inflation-Protected Notes — 0.8%
0.125%, due 04/15/22	1,915,967	1,876,750
0.375%, due 07/15/27	645,183	627,642
		2,504,392
Total U.S. Treasury Obligations (Cost $50,209,051)		$50,020,092

AGENCY MORTGAGE-BACKED OBLIGATIONS — 3.4%
Federal Home Loan Mortgage Corp. — 2.1%
Series 2017-DNA3, Class M1, 2.841% (1MO LIBOR + 75), due 03/25/30 (b)	$451,814	$452,731
Series 4249, Class CS, 4.300%, due 09/15/43	1,288,943	1,120,667
Series 4355, Class ZX, 4.000%, due 05/15/44	5,279,394	5,415,675
		6,989,073
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.2%
Series K-722, Class X1, 1.310%, due 03/01/23 (b)	2,254,481	109,761
Series 4077, Class TS, 3.927% (1MO LIBOR + 600), due 05/15/41 (b)	1,457,067	181,019
Series 3966, Class SA, 3.827% (1MO LIBOR + 590), due 12/15/41 (b)	1,992,684	240,723
Series 4089, Class SH, 3.927% (1MO LIBOR + 600), due 08/15/42 (b)	1,577,633	197,101
		728,604
Federal National Mortgage Association — 0.7%
Series 2017-C03, Class 1M1, 3.041% (1MO LIBOR + 95), due 10/25/29 (b)	453,256	455,408
Series 2018-C04, Class 2M2, 4.652% (1MO LIBOR + 255), due 12/25/30 (b)	500,000	500,226
Series 2016-75, Class ZP, 3.000%, due 10/25/46	1,437,710	1,327,729
		2,283,363
Federal National Mortgage Association Interest-Only Strips — 0.4%
Series 2011-124, Class NS, 4.540% (1MO LIBOR + 650), due 12/25/41 (b)	1,664,869	251,491
Series 2012-20, Class SA, 4.359% (1MO LIBOR + 645), due 03/25/42 (b)	1,600,155	224,941
Series 2012-76, Class SC, 3.909% (1MO LIBOR + 600), due 07/25/42 (b)	769,694	96,239
Series 2014-28, Class SD, 3.959% (1MO LIBOR + 650), due 05/25/44 (b)	5,239,250	763,093
		1,335,764
Total Agency Mortgage-Backed Obligations (Cost $12,394,576)		$11,336,804

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.3%
A10, LLC, Series 2016-1, Class A-1, 2.420%, due 03/15/35	18,818	$18,749
American Express Credit Account Master Trust, Series 2017-6, Class A, 2.040%, due 05/15/23	450,000	440,692
Americold, LLC Trust, Series 2010-ART, Class C, 6.811%, due 01/14/29	50,000	53,157
Arbor Realty Commercial Real Estate, Series 2016-FL1, Class B, 5.023% (1MO LIBOR + 295), due 09/15/26 (b)	302,000	304,212

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.3% (Continued)
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 144A, 4.969%, due 11/15/19 (b)	$94,000	$93,935
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class E, 144A, 5.362% (1MO LIBOR +340), due 06/15/35 (b)	140,000	140,003
Barclays Commercial Mortgage Securities, Series 2014-BX0, Class E, 5.823% (1MO LIBOR + 375), due 08/15/27 (b)	236,000	237,039
BCAPB, LLC Trust, Series 2007-AB1, Class A-5, 4.960%, due 03/25/37 (b)	4,291,341	2,838,432
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class I-M-1, 3.739%, due 01/25/35 (b)	561,483	530,667
Benchmark Mortgage Trust, Series 2018-B4, Class D, 2.960%, due 07/15/51 (b)	500,000	406,147
BX Trust, Series 2018-MCSF, Class F, 144A, 4.565%, due 04/15/35 (b)	140,000	138,953
BX Trust, Series 2018-GW, Class G, 144A, 4.820% (1MO LIBOR + 292), due 05/15/35 (b)	139,000	139,171
BX Trust, Series 2018-BIOA, Class E, 144A, 4.02% (1MO LIBOR + 195.1), due 03/15/37 (b)	143,000	142,289
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class C, 4.878%, due 05/10/58	120,000	121,517
CGGS Commercial Mortgage Trust, Series 2018-WSS, Class D, 144A, 4.219% (1MO LIBOR + 230), due 02/15/20 (b)	142,000	142,994
CIM Trust, Series 2016-1, Class B2, 7.954%, due 07/26/55 (b)	1,000,000	872,640
CIM Trust, Series 2016-2, Class B2, 7.847%, due 02/01/56 (b)	1,000,000	965,702
CIM Trust, Series 2016-3, Class B2, 12.174%, due 02/27/56	1,000,000	955,155
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class D, 5.258%, due 11/10/46 (b)	100,000	95,031
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class D, 4.133%, due 07/10/49 (b)	500,000	432,872
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A-M, 6.133%, due 12/10/49 (b)	99,262	99,087
Citi-Mortgage Alternative Loan Trust, Series 2006-A1, Class IA-6, 6.000%, due 04/25/36	2,758,135	2,721,899
Citi-Mortgage Alternative Loan Trust, Series 2007-A5, Class IA-6, 6.000%, due 05/25/37 (b)	2,954,430	2,842,541
CLNS Trust, Series 2017-IKPR, Class D, 3.979% (1MO LIBOR + 205), due 06/11/32 (b)	84,000	84,137
CLNS Trust, Series 2017-IKPR, Class E, 5.429% (1MO LIBOR + 350), due 06/11/32 (b)	84,000	84,266
CLNS Trust, Series 2017-IKPR, Class F, 6.429% (1MO LIBOR + 450), due 06/11/32 (b)	84,000	84,475
Commercial Mortgage Trust, Series 2012-CCRE4, Class C, 4.442%, due 10/15/45	69,000	62,535
Countrywide Alternative Loan, Inc., Series 2007-16CB, Class 5-A-4, 6.250%, due 08/25/37 (b)	753,544	659,129
Countrywide Asset Backed Securities, Inc., Series 2006-6, Class 1-A-1, 2.130% (1MO LIBOR + 175), due 09/25/36 (b)	1,610,249	1,586,903
Countrywide Home Loan Mortgage Trust, Series 2007-HY5, Class 3-A-1, 3.412%, due 09/25/37 (b)	2,117,387	2,047,816
Credit Suisse Commercial Mortgage Trust, Series 2017-CHOP, Class E, 5.219% (1MO LIBOR + 330), due 07/15/32 (b)	169,000	169,696
Credit Suisse Commercial Mortgage Trust, Series 2017-LSTK, Class E, 3.331%, due 04/05/33 (b)	170,000	165,879
Credit Suisse Commercial Mortgage Trust, Series 2016-PR1, Class A-1, 5.500%, due 07/25/56 (b)	730,508	721,356

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.3% (Continued)
DBGS Mortgage Trust, 4.350% (1MO LIBOR + 245), due 06/15/33 (b)	$140,000	$139,102
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 144A, 5.884%, due 11/10/46 (b)	150,000	155,434
Dominos Pizza Master Issuer, LLC, Series 2017-1A, Class A2I, 144A, 3.610% (3MO LIBOR + 125), due 07/25/47 (b)	233,238	234,067
Drug Royalty III, L.P., Series 2016-1, Class NT, 3.979%, due 04/15/27	541,598	537,982
Dryden Senior Loan Fund, Series 2012-25A, Class CRR, 4.198% (3MO LIBOR +185), due 10/15/27 (b)	1,000,000	997,310
Dryden Senior Loan Fund, Series 14-33A, Class DR, 144A, 6.698%, due 10/15/28 (b)	500,000	503,854
First Franklin Mortgage Trust, Series 2004-FF10, Class M-1, 3.235% (1MO LIBOR + 127.50), due 07/25/34 (b)	511,983	517,113
Focus Brands Funding, LLC, Series 2017-1A, Class A2II, 144A, 5.093%, due 04/30/47 (b)	178,200	182,411
Fort CRE, LLC, Series 2016-1, Class B, 3.250%, due 05/21/36	153,465	153,654
GMAC Commercial Mortgage Securities, Series 2004-C3, Class D, 5.044%, due 12/10/41 (b)	96,000	95,001
GMAC Commercial Mortgage Securities, Series 2004-C3, Class E, 5.142%, due 12/10/41 (b)	160,000	159,569
GoldenTree Loan Management, L.P., Series 2017-2A, Class D, 144A, 4.224% (3MO LIBOR + 265), due 11/28/30 (b)	500,000	496,289
Goldman Sachs Mortgage Securities Trust, Series 2013-GC13, Class D, 4.081%, due 07/10/46 (b)	60,000	55,016
GSAA Home Equity Trust, Series 2005-6, Class M-1, 2.521% (1MO LIBOR + 43), due 06/25/35 (b)	1,300,000	1,270,948
GSAA Home Equity Trust, Series 2007-7, Class A4, 2.361%, due 07/25/37 (b)	689,039	664,677
IMT Trust, Series 2017-APTS, Class EFL, 4.069% (1MO LIBOR + 215), due 06/15/34 (b)	56,000	55,951
IMT Trust, Series 2017-APTS, Class FFL, 4.769% (1MO LIBOR + 285), due 06/15/34 (b)	56,000	56,094
JPMCC Commercial Mortgage Trust, Series 2016-ASH, Class B, 4.069% (1MO LIBOR + 215), due 10/15/34 (b)	113,047	113,090
JPMCC Commercial Mortgage Trust, Series 2016-ASH, Class C, 4.669% (1MO LIBOR + 275), due 10/15/34 (b)	63,896	63,943
JPMCC RE-REMIC Trust, Series 2014-FRR1, Class A-K707, 4.347%, due 01/27/47	181,000	179,948
JPMorgan Chase Commercial Mortgage, Series 2015-MAR7, Class D, 144A, 5.227%, due 06/05/32 (b)	113,000	112,782
JPMorgan Chase Commercial Mortgage, Series 2017-MAUI, Class C, 144A, 3.178% (1MO LIBOR + 125), due 07/15/34 (b)	43,000	43,037
JPMorgan Chase Commercial Mortgage, Series 2017-MAUI, Class D, 3.878% (1MO LIBOR + 195), due 07/15/34 (b)	40,000	40,108
JPMorgan Chase Commercial Mortgage, Series 2017-MAUI, Class E, 144A, 4.878% (1MO LIBOR + 295), due 07/15/34 (b)	36,000	36,108
JPMorgan Chase Commercial Mortgage, Series 2017-MAUI, Class F, 144A, 5.678% (1MO LIBOR + 375), due 07/15/34 (b)	50,000	50,151
JPMorgan Chase Commercial Mortgage, Series 2015-JP1, Class F, 4.742%, due 01/15/49 (b)	240,000	177,072
JPMorgan Chase Commercial Mortgage, Series 2007-LDPX, Class A-M, 5.464%, due 01/15/49 (b)	13,973	13,985
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class C, 144A, 3.670% (1MO LIBOR +160), due 06/15/32 (b)	214,000	214,205

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.3% (Continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class D, 144A, 4.171% (1MO LIBOR +210), due 06/15/32 (b)	$1,085,000	$1,086,363
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class E, 144A, 5.071% (1MO LIBOR +300), due 06/15/32 (b)	777,000	778,206
JPMorgan Commercial Mortgage Trust, Series 2004-CIBC10, Class D, 5.097%, due 01/12/37	189,000	192,472
JPMorgan Commercial Mortgage Trust, Series 2006-LDP9, Class A-MS, 5.337%, due 05/15/47	176,000	175,502
JPMorgan Commercial Mortgage Trust, Series 2018-6, Class B2, 144A, 4.013%, due 12/25/48 (b)(c)	400,000	388,525
LSTAR Commercial Mortgage Trust, Series 2016-4, Class C, 4.701%, due 03/10/49	274,000	246,835
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-M, 5.775%, due 06/12/50 (b)	19,355	19,376
Morgan Stanley BofA Mortgage Loan Trust, Series 2014-C17, Class C, 4.457%, due 08/15/47 (b)	1,117,000	1,091,750
Morgan Stanley BofA Mortgage Loan Trust, Series 2015-C20, Class D, 3.071%, due 02/15/48 (b)	232,000	185,826
Morgan Stanley BofA Mortgage Loan Trust, Series 2015-C22, Class C, 4.382%, due 04/15/48 (b)	1,000,000	974,015
Morgan Stanley Capital I Trust, Series 2006-NC1, Class M-1, 2.340% (1MO LIBOR + 380), due 12/25/35 (b)	1,000,000	973,079
Natixis Commercial Mortgage Securities, Series 2018-FL1, Class C, 4.273% (1MO LIBOR + 220), due 06/15/35 (b)	141,000	140,660
PFP Ltd., Series 2017-4, Class D, 5.673% (1MO LIBOR + 360), due 07/14/35 (b)	1,000,000	1,008,727
PR Mortgage Loan Trust, Series 2014-1, Class APT, 5.915%, due 10/25/49 (b)	2,096,078	2,063,560
Rait Trust, Series 2017-FL7, Class B, 3.519% (1MO LIBOR + 160), due 06/15/37 (b)	169,000	169,131
Residential Accredited Loans, Inc., Series 2006-QS15, Class A-3, 6.500%, due 10/25/36	1,182,196	1,104,855
Resource Capital Corp. Ltd., Series 2017-CRE5, Class B, 144A, 3.939% (1MO LIBOR + 200), due 07/15/34 (b)	123,281	123,370
SoFi Consumer Loan Program, Series 2018-1, Class C, 144A, 3.970%, due 02/25/27 (b)	250,000	246,957
Stanwich Mortgage Loan Trust, Series 2017-NPA1, Class A-1, 3.598%, due 03/16/22 (b)	50,847	50,858
Structured Asset Securities Corp., Series 2006-BC3, Class A3, 2.251% (1MO LIBOR + 16), due 10/25/36 (b)	1,124,045	1,001,896
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class E, 144A, 5.109% (3MO LIBOR + 318), due 11/11/34 (b)	129,979	130,398
UBS Commercial Mortgage Trust, Series 2018-C8, Class C, 4.705%, due 02/15/51 (b)	95,000	93,051
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class D, 6.051%, due 01/10/45 (b)	142,000	147,731
Velocity Commercial Capital Loan Trust, Series 2016-1, Class A-FX, 3.534%, due 04/25/46	247,373	246,172
Verizon Owner Trust, 144A, 2.060%, due 09/20/21	225,000	222,504
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class F, 5.191%, due 05/15/43 (b)	89,275	89,026
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A-M, 5.997%, due 06/15/45 (b)	22,485	22,533
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class B, 3.969% (1MO LIBOR + 205), due 06/15/29 (b)	148,000	148,134

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.3% (Continued)
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class C, 4.419% (1MO LIBOR + 205), due 06/15/29 (b)	$125,000	$125,191
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class C, 5.030%, due 06/15/49	141,000	143,566
Total Non-Agency Mortgage-Backed Obligations (Cost $40,560,764)		$41,108,246

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 2.5%
Barclays Commercial Mortgage Securities, Series 2017-C1, Class X-A, 1.519%, due 02/01/27 (b)	1,969,177	194,055
Benchmark Mortgage Trust, Series 2018-B4, Class XD, 1.750%, due 07/15/51 (b)	7,000,000	958,436
BofA Merrill Lynch Commercial Mortgage Trust, Series 2016-UBS10, Class X-A, 1.990%, due 06/15/49 (b)	1,103,489	110,631
CD Commercial Mortgage Trust, Series 2016-CD1, Class X-A, 1.432%, due 08/10/26 (b)	1,973,185	169,509
CD Commercial Mortgage Trust, Series 2017-CD4, Class X-A, 1.324%, due 05/01/50 (b)	1,753,363	147,632
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class X-A, 1.669%, due 06/15/50 (b)	1,424,644	147,324
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class X-A, 1.744%, due 05/10/58 (b)	1,274,090	129,371
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class X-A, 2.002%, due 08/10/26 (b)	1,222,571	141,388
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class X-A, 1.922%, due 05/10/49 (b)	1,158,046	133,050
Commercial Mortgage Trust, Series 2012-LC4, Class XA, 2.382%, due 12/10/44 (b)	14,958,097	854,733
Commercial Mortgage Trust, Series 2013-CCRE12, Class X-A, 1.269%, due 10/01/46 (b)	3,831,179	177,693
Commercial Mortgage Trust, Series 2015-LC21, Class X-A, 0.837%, due 07/10/48 (b)	1,884,842	69,059
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class X-A, 1.805%, due 01/15/49 (b)	984,539	94,989
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XA, 0.867%, due 11/15/50 (b)	5,599,996	293,261
Goldman Sachs Mortgage Securities Trust, Series 2013-GC10, Class X-A, 1.546%, due 01/10/23 (b)	2,211,204	122,444
Goldman Sachs Mortgage Securities Trust, Series 2011-GC3, Class X, 0.821%, due 03/10/44 (b)	15,803,625	233,744
Goldman Sachs Mortgage Securities Trust, Series 2016-GS2, Class X-A, 1.664%, due 05/10/49 (b)	1,036,061	95,355
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA, 1.289%, due 04/15/47 (b)	33,081,016	712,939
JPMCC Commercial Mortgage Trust, Series 2016-JP2, Class X-A, 1.852%, due 08/15/49 (b)	1,919,414	219,519
JPMDB Commercial Mortgage Securities, Series 2016-C2, Class X-A, 1.697%, due 06/01/49 (b)	1,247,690	105,136
LSTAR Commercial Mortgage Trust, Series 2016-4, Class X-A, 1.949%, due 03/01/49 (b)	1,508,974	106,704
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.232%, due 03/10/50 (b)	2,648,661	129,494
Morgan Stanley BofA Mortgage Loan Trust, Series 2013-C13, Class XA, 1.237%, due 11/15/46 (b)	6,016,419	245,212
Morgan Stanley BofA Mortgage Loan Trust, Series 2014-C19, Class X-A, 1.115%, due 12/01/47 (b)	3,452,381	147,098

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 2.5% (Continued)
Morgan Stanley Capital I Trust, Series 2016-UB12, Class X-A, 0.815%, due 12/15/49 (b)	$3,222,727	$150,732
Morgan Stanley Capital I, Inc., Series 2017-BNK8, Class XE, 1.411%, due 11/15/50 (b)	7,050,000	689,106
Societe Generale Commercial Mortgage Securities Trust, Series 2016-C5, Class X-A, 2.011%, due 10/01/48 (b)	1,175,950	129,556
UBS Commercial Mortgage Trust, Series 2018-C8, Class XA, 0.894%, due 02/15/51 (b)	1,386,585	91,395
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class X-A, 1.988%, due 07/15/48 (b)	6,759,464	787,575
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XE, 1.300%, due 12/15/50 (b)	5,000,000	480,166
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class XA, 0.998%, due 06/15/51 (b)(c)	5,467,142	362,220
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $8,281,175)		$8,429,526

ASSET-BACKED SECURITIES — 2.5%
American Express Credit Account Master Trust, Series 2017-3, Class A, 1.770%, due 11/15/22	$225,000	$220,605
Arcadia Receivables Credit Trust, Series 2017-1, Class A, 144A, 3.250%, due 06/15/23	96,626	96,605
Capital One Multi-Asset Execution Trust, Series 2016-A3, Class A3, 1.340%, due 04/15/22	175,000	172,724
Chase Issuance Trust, Series 2016-A2, Class A, 1.370%, due 06/15/21	225,000	222,250
Chase Issuance Trust, Series 2016-A5, Class A5, 1.270%, due 07/15/21	225,000	224,016
Coinstar Funding, LLC, Series 2017-1A, Class A2, 144A, 5.216%, due 04/25/47	272,250	275,486
DB Master Finance, LLC, Series 2015-1A-A2II, 144A, 3.980%, due 02/20/45	435,375	436,503
Discover Card Execution Note Trust, Series 2016-A4, Class A4, 1.390%, due 03/15/22	225,000	221,291
Earnest Student Loan Program, LLC, Series 2016-C, Class B, 4.460%, due 01/26/37	519,953	520,736
Ford Credit Auto Owner Trust, Series 2016-C, Class A3, 1.220%, due 03/15/21	225,000	222,082
Helios Issuer, LLC, Series 2017-1A, Class A, 4.940%, due 09/20/49 (b)	1,140,951	1,171,775
Home Partners of America Trust, Series 2018-1, Class D, 144A, 3.384% (1MO LIBOR + 145), due 07/17/37 (b)	135,000	135,000
Honda Auto Receivables Owner Trust, Series 2015-4, Class A3, 1.230%, due 09/23/19	193,232	192,581
Jimmy John's Funding, LLC, Series 2017-1A, Class A2I, 144A, 3.610%, due 07/30/47 (b)	818,632	812,051
Kabbage Funding, LLC, Series 2017-1, Class A, 144A, 4.571%, due 03/15/22	1,000,000	1,009,921
Mosaic Solar Loans, LLC, Series 2018-2GS, Class B, 4.740%, due 02/20/44 (b)	450,000	449,845
Nissan Auto Receivables Owner Trust, Series 2015-B, Class A4, 1.790%, due 01/17/22	230,000	227,724
Rise Ltd., Series 2014-1A, Class A, 4.750%, due 02/15/39	836,964	830,252
SoFi Consumer Loan Program Trust, Series 2018-2, C, 144A, 4.250%, due 04/26/27	215,000	214,214
Springfield Funding Trust, Series 2015-A, Class A, 3.160%, due 11/15/24	628,988	628,285
Wendys Funding, LLC, Series 2018-1A, Class A2I, 144A, 3.573%, due 03/15/48	199,000	193,612
Total Asset-Backed Securities (Cost $8,464,353)		$8,477,558

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 3.1%
ALM Loan Funding, Series 2016-19A, Class B, 5.348% (3MO LIBOR + 300), due 07/15/28 (b)	$250,000	$252,075
Annisa CLO Ltd., Series 2016-2A, Class B, 4.459% (3MO LIBOR + 210), due 07/20/28 (b)	500,000	500,160
Annisa CLO Ltd., Series 2016-2A, Class CR, 144A, 4.348% (3MO LIBOR + 200), due 07/20/31 (b)	1,000,000	1,000,000
Apidos CLO, Series 2016-24A, Class C, 6.309% (3MO LIBOR + 395), due 07/20/27 (b)	500,000	501,052
Atrium CDO Corp., Series 2013-9R, Class D-R, 144A, 5.584% (3MO LIBOR + 360), due 05/28/30 (b)	500,000	503,068
Babson CLO Ltd., Series 2012-II, Class SUB, 144A, 0.000%, due 05/15/23	1,000,000	38,200
BlueMountain CLO Ltd., Series 2016-2A, Class C, 5.985% (3MO LIBOR + 410), due 08/20/28 (b)	500,000	501,326
Canyon Capital CLO Ltd., Series 2014-1A, Class CR, 144A, 5.109%, due 01/30/31 (b)	250,000	247,159
Galaxy XXII CLO Ltd., Series 2016-22A, Class D, 6.798% (3MO LIBOR + 445), due 07/16/28 (b)	500,000	500,250
Keuka Park CLO Ltd., Series 2013, 144A, 0.000%, due 10/21/24	1,250,000	65,353
Octagon Investment Partners XXI, Series 2014-1A, Class D, 8.955% (3MO LIBOR + 660), due 11/14/26 (b)	250,000	251,162
Palmer Square CLO Ltd., Series 2018-3A, Class C, 144A, 4.635% (3MO LIBOR +230), due 08/15/26 (b)	1,000,000	990,003
Palmer Square CLO Ltd., Series 2013-2A, Class CR, 5.953% (3MO LIBOR + 360), due 10/17/27 (b)	700,000	702,298
Sound Point CLO Ltd., Series 2014-2A, Class CR, 144A, 4.629%, due 10/20/26 (b)	1,000,000	1,000,221
Symphony CLO XIV Ltd., Series 2014-14A, Class D-2, 5.322% (3MO LIBOR + 360), due 07/14/26 (b)	500,000	500,116
TCI-Cent CLO, Series 2016-1A, Class C, 6.366% (3MO LIBOR + 400), due 12/21/29 (b)	500,000	503,425
TCI-Flatiron, Series 2016-1A, Class C, 5.403% (3MO LIBOR + 305), due 07/17/28 (b)	250,000	250,955
Treman Park CLO Ltd., Series 2015-1A, Class COM, 7.100%, due 04/20/27	500,000	428,564
Venture CDO Ltd., Series 2016-23A, Class B, 4.655% (3MO LIBOR + 230), due 07/19/28 (b)	500,000	499,994
Voya CLO Ltd., Series 2016-2A, Class C, 5.989% (3MO LIBOR + 425), due 07/19/28 (b)	500,000	500,277
Westcott Park CLO, Series 2016-1A, Class D, 6.709% (3MO LIBOR + 435), due 07/20/28 (b)	500,000	504,806
Wind River CLO I Ltd., Series 2012-1A, Class D-R, 6.448% (3MO LIBOR + 410), due 01/15/26 (b)	250,000	251,661
Total Collateralized Loan Obligations (Cost $12,210,597)		$10,492,125

INVESTMENT-GRADE CORPORATE OBLIGATIONS — 6.4%
Consumer Discretionary — 0.7%
Amazon.com, Inc., 3.150%, due 08/22/27	230,000	219,806
Anheuser-Busch InBev Finance, Inc., 3.650%, due 02/01/26	285,000	278,956
Expedia, Inc., 5.000%, due 02/15/26	225,000	229,463
Expedia, Inc., 3.800%, due 02/15/28	250,000	228,624
Ford Motor Co., 7.450%, due 07/16/31	170,000	199,571
General Motors Co., 2.593% (3MO LIBOR + 80), due 08/07/20 (b)	40,000	40,173
General Motors Financial Co., Inc., 3.311% (3MO LIBOR + 99), due 01/05/23 (b)	90,000	90,266
GLP Capital, L.P. / GLP Financing II, Inc., 5.750%, due 06/01/28	45,000	45,225
Hasbro, Inc., 3.500%, due 09/15/27	75,000	69,416
Molson Coors Brewing Co., 1.250%, due 07/15/24	150,000	174,315
Omnicom Group, Inc., 3.600%, due 04/15/26	155,000	148,212

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
INVESTMENT-GRADE CORPORATE OBLIGATIONS — 6.4% (Continued)
Consumer Discretionary — 0.7% (Continued)
Royal Caribbean Cruises Ltd., 3.700%, due 03/15/28	$80,000	$74,000
Vector Group Ltd., 2.500%, due 01/15/19	170,000	228,395
Viacom, Inc., 5.850%, due 09/01/43	90,000	90,253
Viacom, Inc., 6.250%, due 02/28/57	275,000	261,937
		2,378,612
Consumer Staples — 0.4%
Anheuser-Busch InBev S.A./N.V., 4.900%, due 02/01/46	65,000	66,885
BAT Capital Corp., 144A, 3.223% (3MO LIBOR + 100), due 08/15/22 (b)	20,000	20,078
Constellation Brands, Inc., 4.250%, due 05/01/23	270,000	275,506
Dollar Tree, Inc., 4.000%, due 05/15/25	225,000	219,856
JBS USA LUX/JBS USA Finance, Inc., 144A, 6.750%, due 02/15/28	30,000	28,275
Kraft Heinz Co. (The), 2.000%, due 07/02/18	80,000	79,999
Kraft Heinz Co. (The), 2.800%, due 07/02/20	240,000	238,092
Kraft Heinz Co. (The), 144A, 4.875%, due 02/15/25	250,000	255,000
Smithfield Foods, Inc., 144A, 4.250%, due 02/01/27	160,000	153,361
		1,337,052
Energy — 1.4%
Andeavor, 4.750%, due 12/15/23	275,000	285,313
Andeavor, 5.125%, due 12/15/26	75,000	78,375
AXA Equitable Holdings, Inc., 144A, 3.900%, due 04/20/23	240,000	237,992
Canacol Energy Ltd., 144A, 7.250%, due 05/03/25	200,000	194,000
Canadian Natural Resources Ltd., 2.950%, due 01/15/23	160,000	154,237
Concho Resources, Inc., 4.375%, due 01/15/25	175,000	175,438
DCP Midstream Operating, L.P., 3.875%, due 03/15/23	15,000	14,494
Delek & Avner Tamar Bond Ltd., 5.082%, due 12/30/23	100,000	100,000
Delek & Avner Tamar Bond Ltd., 5.412%, due 12/30/25	100,000	99,875
Ecopetrol S.A., 7.625%, due 07/23/19	600,000	626,249
Enbridge, Inc., 4.250%, due 12/01/26	330,000	328,224
Energy Transfer Partners, L.P., 4.750%, due 01/15/26	75,000	74,407
Energy Transfer Partners, L.P., 4.200%, due 04/15/27	15,000	14,189
EQT Midstream Partners, L.P., 4.750%, due 07/15/23	160,000	159,832
Kinder Morgan Energy Partners, 6.950%, due 01/15/38	200,000	227,718
Murphy Oil Corp., 6.875%, due 08/15/24	250,000	263,438
Nabors Industries, Inc., 144A, 5.750%, due 02/01/25	40,000	37,948
Oasis Petroleum, Inc., CV, 2.625%, due 09/15/23	140,000	181,705
Occidental Petroleum Corp., 3.500%, due 06/15/25	315,000	311,231
Pioneer Natural Resources, 4.450%, due 01/15/26	260,000	267,091
Plains All American Pipeline, L.P., 4.650%, due 10/15/25	90,000	89,629
Sabine Pass Liquefaction, LLC, 5.000%, due 03/15/27	150,000	153,000
USA Compression Partners, L.P., 144A, 6.875%, due 04/01/26	35,000	36,181
Williams Cos., Inc. (The), 4.550%, due 06/24/24	235,000	235,000
Williams Partners, L.P., 3.750%, due 06/15/27	275,000	259,617
		4,605,183
Financials — 1.4%
Air Lease Corp., 3.250%, due 03/01/25	105,000	96,902
Ally Financial, Inc., 4.125%, due 03/30/20	125,000	125,000
Athene Global Funding, 144A, 3.000%, due 07/01/22	165,000	159,659
BAC Capital Trust XIII, 4.000%, due 12/31/49	250,000	219,063
BAC Capital Trust XIV, 4.000% (3MO LIBOR + 83), due 12/31/49 (b)	265,000	232,206
Bank of Montreal, 3.803%, due 12/15/32	60,000	55,598

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
INVESTMENT-GRADE CORPORATE OBLIGATIONS — 6.4% (Continued)
Financials — 1.4% (Continued)
Capital One Financial Corp., 3.079% (3MO LIBOR + 72), due 01/30/23 (b)	$80,000	$79,416
Citigroup, Inc., 3.570% (BBSW + 155), due 05/04/21 (b)	245,000	183,916
Citigroup, Inc., 3.421% (3MO LIBOR + 110), due 05/17/24 (b)	155,000	155,627
Crown Castle International Corp., 3.650%, due 09/01/27	110,000	102,282
Discover Financial Services, 4.100%, due 02/09/27	160,000	153,364
Fifth Third Bancorp, 5.100%, due 12/31/49 (b)	350,000	344,712
Goldman Sachs Group, Inc. (The), 3.080% (3MO LIBOR + 75), due 02/23/23 (b)	270,000	268,934
Huntington Bancshares, 5.700%, due 10/15/25	140,000	138,425
Liberty Mutual Group, Inc., 144A, 6.500%, due 05/01/42	65,000	79,226
M&T Bank Corp., Series F, 5.125%, due 12/31/49	119,000	118,524
Morgan Stanley, 3.737%, due 04/24/24	160,000	158,958
Royal Bank of Scotland Group plc, 3.498%, due 05/15/23	200,000	193,720
Santander Holdings USA, Inc., 144A, 3.400%, due 01/18/23	160,000	153,968
SunTrust Banks, Inc., 5.050%, due 12/31/49	225,000	220,500
Synchrony Financial, 3.950%, due 12/01/27	205,000	189,332
Total System Services, Inc., 4.450%, due 06/01/28	225,000	225,579
U.S. Bancorp, 0.850%, due 06/07/24	100,000	116,672
USB Capital IX, 3.500% (3MO LIBOR + 150), due 12/31/49 (b)	305,000	274,499
Wachovia Capital Trust III, 5.570%, due 03/29/49 (b)	400,000	393,999
Wand Merger Corp., 144A, 8.125%, due 07/15/23	160,000	162,000
		4,602,081
Health Care — 0.6%
AbbVie, Inc., 1.375%, due 05/17/24	120,000	142,103
AbbVie, Inc., 4.700%, due 05/14/45	85,000	84,089
CVS Health Corp., 4.100%, due 03/25/25	375,000	371,354
CVS Health Corp., 4.300%, due 03/25/28	270,000	266,045
CVS Health Corp., 5.050%, due 03/25/48	75,000	75,940
HCA, Inc., 5.000%, due 03/15/24	270,000	270,675
HCA, Inc., 4.500%, due 02/15/27	225,000	213,570
Teva Pharmaceutical Finance Netherlands III B.V., 6.000%, due 04/15/24	315,000	314,606
Teva Pharmaceuticals Financial Co. B.V., 2.800%, due 07/21/23	180,000	155,484
Thermo Fisher Scientific, 0.750%, due 09/12/24	100,000	114,889
Zimmer Biomet Holdings, Inc., 2.700%, due 04/01/20	230,000	227,734
		2,236,489
Industrials — 0.7%
CSX Corp., 3.800%, due 11/01/46	90,000	79,601
Delta Airlines, Inc., 3.625%, due 03/15/22	160,000	157,608
Emera, Inc., 6.750%, due 06/15/76	350,000	367,322
General Electric Co., Series D, 5.000%, due 12/31/49	315,000	310,669
General Motors Financial Co., Inc., 3.950%, due 04/13/24	40,000	39,037
Lockheed Martin Corp., 4.700%, due 05/15/46	145,000	152,399
Mexico City Airport Trust, 144A, 5.500%, due 07/31/47	900,000	801,265
Penske Truck Leasing Co., L.P., 144A, 4.200%, due 04/01/27	155,000	152,800
Reynolds American, Inc., 4.000%, due 06/12/22	70,000	70,449
Tervita Escrow Corp., 144A, 7.625%, due 12/01/21	65,000	66,138
Trimble, Inc., 4.150%, due 06/15/23	135,000	134,563
		2,331,851
Information Technology — 0.6%
Apple, Inc., 3.450%, due 05/06/24	225,000	224,978
Apple, Inc., 3.200%, due 05/13/25	460,000	450,082
Arrow Electronics, Inc., 3.875%, due 01/12/28	160,000	150,114

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
INVESTMENT-GRADE CORPORATE OBLIGATIONS — 6.4% (Continued)
Information Technology — 0.6% (Continued)
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.500%, due 01/15/28	$150,000	$136,866
Citrix Systems, Inc., 4.500%, due 12/01/27	135,000	130,781
IBM Corp., 2.750%, due 12/21/20	200,000	273,665
Liberty Expedia Holdings, Inc., 1.000%, due 06/30/47	230,000	227,772
Microchip Technology, Inc., 144A, 4.333%, due 06/01/23	295,000	295,639
Novellus Systems, Inc., 2.625%, due 05/15/41	25,000	129,976
		2,019,873
Materials — 0.2%
Mosaic Co. (The), 4.050%, due 11/15/27	160,000	152,460
Owens Corning, 4.400%, due 01/30/48	85,000	70,570
Southern Copper Corp., 3.875%, due 04/23/25	325,000	319,610
WestRock Co., 144A, 3.750%, due 03/15/25	80,000	78,294
		620,934
Telecommunication Services — 0.2%
AT&T, Inc., 5.250%, due 03/01/37	230,000	226,466
Charter Communications, LLC, 4.908%, due 07/23/25	155,000	156,482
GCI Liberty, Inc., 1.750%, due 09/30/46	270,000	278,289
Motorola Solutions, Inc., 4.600%, due 02/23/28	90,000	88,916
		750,153
Utilities — 0.2%
Edison International, 4.125%, due 03/15/28	75,000	73,809
Emera US Finance, L.P., 3.550%, due 06/15/26	400,000	376,455
Southern Co. (The), 2.450%, due 09/01/18	146,000	145,975
		596,239
Total Investment-Grade Corporate Obligations (Cost $21,735,481)		$21,478,467

HIGH YIELD CORPORATE OBLIGATIONS — 4.8%
Consumer Discretionary — 0.9%
American Axle & Manufacturing, Inc., 6.625%, due 10/15/22	$125,000	$128,125
Aramark Services, Inc., 144A, 5.000%, due 04/01/25	185,000	184,075
Beacon Escrow Corp., 144A, 4.875%, due 11/01/25	70,000	64,400
Boyd Gaming Corp., 144A, 6.000%, due 08/15/26	15,000	14,831
Builders FirstSource, Inc., 144A, 5.625%, due 09/01/24	65,000	63,375
CCO Holdings, LLC, 144A, 5.125%, due 05/01/27	200,000	184,000
Cengage Learning, Inc., 144A, 9.500%, due 06/15/24	60,000	50,700
Cequel Communications Holdings I, LLC, 144A, 7.500%, due 04/01/28	200,000	202,250
Cimpress N.V., 144A, 7.000%, due 06/15/26	150,000	153,000
CRC Escrow Issuer, LLC, 144A, 5.250%, due 10/15/25	70,000	66,238
DISH Network Corp., CV, 3.375%, due 08/15/26	90,000	87,172
Eldorado Resorts, Inc., 6.000%, due 04/01/25	65,000	65,081
Graham Holdings Co., 144A, 5.750%, due 06/01/26	140,000	142,244
LIN Television Corp., 5.875%, due 11/15/22	135,000	137,531
Meredith Corp., 144A, 6.875%, due 02/01/26	275,000	270,874
Newell Brands, Inc., 5.500%, due 04/01/46	75,000	73,008
PetSmart, Inc., 144A, 7.125%, due 03/15/23	40,000	26,800
PetSmart, Inc., 144A, 5.875%, due 06/01/25	40,000	30,800
Prime Securities Service Borrower, LLC, 144A, 9.250%, due 05/15/23	58,000	61,915
Radiate Holdco, LLC, 144A, 6.625%, due 02/15/25	200,000	183,000
Service Corp. International, 4.625%, due 12/15/27	275,000	259,188

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
HIGH YIELD CORPORATE OBLIGATIONS — 4.8% (Continued)
Consumer Discretionary — 0.9% (Continued)
ServiceMaster Co., LLC, 144A, 5.125%, due 11/15/24	$35,000	$33,950
Tempur Sealy International, Inc., 5.500%, due 06/15/26	70,000	67,550
Viking Cruises Ltd., 144A, 5.875%, due 09/15/27	70,000	66,325
WMG Acquisition Corp., 144A, 5.500%, due 04/15/26	180,000	177,750
Yum! Brands, Inc., 144A, 5.250%, due 06/01/26	275,000	270,875
		3,065,057
Consumer Staples — 0.4%
AECOM, 5.875%, due 10/15/24	225,000	232,874
B&G Foods, Inc., 5.250%, due 04/01/25	65,000	61,263
Coty, Inc., 144A, 6.500%, due 04/15/26	30,000	28,763
Hearthside Food Solutions, LLC, 144A, 8.500%, due 06/01/26	15,000	14,663
Kronos Acquisition Holdings, Inc., 144A, 9.000%, due 08/15/23	70,000	63,000
Pilgrim's Pride Corp., 144A, 5.750%, due 03/15/25	70,000	67,113
Post Holdings, Inc., 144A, 5.500%, due 03/01/25	65,000	63,619
Post Holdings, Inc., 144A, 5.000%, due 08/15/26	275,000	256,093
Post Holdings, Inc., 144A, 5.750%, due 03/01/27	235,000	227,950
Yum! Brands, Inc., 144A, 5.000%, due 06/01/24	235,000	232,062
		1,247,400
Energy — 0.9%
Antero Midstream Partners, 5.375%, due 09/15/24	275,000	275,687
Antero Resources Corp., 5.625%, due 06/01/23	230,000	233,162
Antero Resources Corp., 5.000%, due 03/01/25	225,000	224,156
Baker Hughes, a GE Company, LLC, 4.080%, due 12/15/47	165,000	147,029
Cheniere Energy Partners, 144A, 5.250%, due 10/01/25	65,000	63,294
Diamondback Energy, Inc., 5.375%, due 05/31/25	225,000	223,875
Extraction Oil & Gas, Inc., 144A, 5.625%, due 02/01/26	30,000	28,688
FTS International, Inc., 6.250%, due 05/01/22	90,000	90,450
Gulfport Energy Corp., 6.375%, due 05/15/25	70,000	68,075
Newfield Exploration Co., 5.625%, due 07/01/24	300,000	316,124
Newfield Exploration Co., 5.375%, due 01/01/26	225,000	230,062
Parsley Energy, LLC, 144A, 6.250%, due 06/01/24	90,000	93,600
Parsley Energy, LLC, 144A, 5.375%, due 01/15/25	350,000	347,374
Parsley Energy, LLC, 144A, 5.625%, due 10/15/27	270,000	267,974
Peabody Securities Finance Corp., 144A, 6.000%, due 03/31/22	65,000	66,138
QEP Resources, Inc., 5.625%, due 03/01/26	35,000	33,338
Sanchez Energy Corp., 6.125%, due 01/15/23	45,000	30,488
Sunco L.P. / Sunoco Finance Corp., 144A, 5.500%, due 02/15/26	35,000	33,163
Targa Resources Partners, L.P., 144A, 5.875%, due 04/15/26	90,000	90,450
Transocean Guardian Ltd., 144A, 5.875%, due 01/15/24	15,000	14,944
Weatherford International Ltd., 9.875%, due 02/15/24	35,000	35,263
WPX Energy, Inc., 5.750%, due 06/01/26	65,000	64,919
		2,978,253
Financials — 0.6%
Alliant Holdings Intermediate, LLC, 144A, 8.250%, due 08/01/23	65,000	66,788
ASP AMC Merger Sub, Inc., 144A, 8.000%, due 05/15/25	35,000	29,050
CCO Holdings, LLC, 5.750%, due 02/15/26	35,000	34,300
Crown Castle International Corp., 3.800%, due 02/15/28	55,000	51,460
Equinix, Inc., 5.375%, due 05/15/27	400,000	399,000

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
HIGH YIELD CORPORATE OBLIGATIONS — 4.8% (Continued)
Financials — 0.6% (Continued)
ESH Hospitality, Inc., 144A, 5.250%, due 05/01/25	$295,000	$284,306
First Data Corp., 5.000%, due 01/15/24	225,000	223,031
Freedom Mortgage Corp., 144A, 8.250%, due 04/15/25	200,000	196,000
Hexion, Inc., 144A, 10.375%, due 02/01/22	50,000	49,000
Lions Gate Capital Holdings, LLC, 144A, 5.875%, due 11/01/24	225,000	227,813
National Financial Partners Corp., 144A, 6.875%, due 07/15/25	65,000	63,619
Springleaf Finance Corp., 7.125%, due 03/15/26	20,000	19,925
Synovus Financial Corp., 5.750% (3MO LIBOR + 418.20), due 12/15/25 (b)	400,000	415,099
		2,059,391
Health Care — 0.2%
Centene Corp., 4.750%, due 01/15/25	70,000	69,650
Centene Corp., 144A, 5.375%, due 06/01/26	5,000	5,063
HCA, Inc., 6.250%, due 02/15/21	250,000	259,374
MPT Operating Partnership, L.P., 5.250%, due 08/01/26	70,000	68,425
Polaris Intermediate Corp., 144A, 8.500%, due 12/01/22	15,000	15,469
Team Health Holdings, Inc., 6.375%, due 02/01/25	40,000	34,400
Universal Hospital Services, Inc., 7.625%, due 08/15/20	65,000	64,838
		517,219
Industrials — 0.6%
AECOM, 5.125%, due 03/15/27	425,000	399,499
Avantor, Inc., 144A, 9.000%, due 10/01/25	35,000	35,263
Ball Corp., 4.875%, due 03/15/26	185,000	184,306
Blueline Rental Corp., 9.250%, due 03/15/24	65,000	69,144
Crown Americas Capital Corporation IV, 4.500%, due 01/15/23	270,000	265,275
Crown Cork & Seal Company, Inc., 7.375%, due 12/15/26	175,000	188,563
Flex Acquisition Co., Inc., 6.875%, due 01/15/25	70,000	67,550
Indigo Natural Resources, LLC, 144A, 6.875%, due 02/15/26	140,000	135,450
Sealed Air Corp., 144A, 5.125%, due 12/01/24	185,000	186,388
Teekay Offshore Partners, L.P., 144A, 8.500%, due 07/15/23	50,000	50,500
TransDigm, Inc., 6.375%, due 06/15/26	45,000	44,663
United Rentals North America, Inc., 5.500%, due 05/15/27	275,000	266,749
		1,893,350
Information Technology — 0.1%
CommScope Technologies, LLC, 144A, 6.000%, due 06/15/25	65,000	66,138
Ensemble S Merger Sub, Inc., 144A, 9.000%, due 09/30/23	75,000	78,750
Greeneden U.S. Holdings II, LLC, 144A, 10.000%, due 11/30/24	60,000	66,825
Informatica, LLC, 144A, 7.125%, due 07/15/23	65,000	65,650
Rackspace Hosting, Inc., 144A, 8.625%, due 11/15/24	90,000	90,562
Riverbed Technology, Inc., 144A, 8.875%, due 03/01/23	35,000	33,250
Solera, LLC/Solera Finance, Inc., 144A, 10.500%, due 03/01/24	25,000	27,688
		428,863
Materials — 0.2%
Ball Corp., 4.000%, due 11/15/23	285,000	277,975
Ball Corp., 5.250%, due 07/01/25	300,000	305,999
Flex Acquisition Co., Inc., 144A, 7.875%, due 07/15/26	5,000	4,963
Hexion, Inc., 6.625%, due 04/15/20	15,000	14,044
SunCoke Energy Partners, L.P., 144A, 7.500%, due 06/15/25	65,000	66,138
		669,119
Real Estate — 0.0% (d)
CyrusOne, L.P., 5.000%, due 03/15/24	140,000	140,000

Telecommunication Services — 0.7%
Altice Financing S.A., 144A, 7.500%, due 05/15/26	200,000	193,000
CB Escrow Corp., 144A, 8.000%, due 10/15/25	15,000	14,025

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
HIGH YIELD CORPORATE OBLIGATIONS — 4.8% (Continued)
Telecommunication Services — 0.7% (Continued)
CCO Holdings, LLC, 5.750%, due 01/15/24	$225,000	$224,437
CCO Holdings, LLC, 144A, 5.000%, due 02/01/28	35,000	32,069
Cincinnati Bell, Inc., 144A, 7.000%, due 07/15/24	50,000	45,625
CSC Holdings, LLC, 5.250%, due 06/01/24	35,000	33,075
CSC Holdings, LLC, 144A, 5.500%, due 04/15/27	200,000	191,000
Diamondback Energy, Inc., 144A, 5.375%, due 05/31/25	190,000	189,050
Dish DBS Corp., 7.750%, due 07/01/26	100,000	87,375
Frontier Communications Corp., 8.500%, due 04/15/20	20,000	20,300
GTT Communications, Inc., 144A, 7.875%, due 12/31/24	65,000	64,513
Intelsat Jackson Holdings S.A., 7.250%, due 10/15/20	35,000	34,694
Level 3 Financing, Inc., 5.375%, due 01/15/24	65,000	63,700
Match Group, Inc., 144A, 5.000%, due 12/15/27	70,000	65,100
MDC Partners, Inc., 144A, 6.500%, due 05/01/24	450,000	390,374
MGIC Investment Corp., 5.750%, due 08/15/23	135,000	137,363
SFR Group S.A., 144A, 7.375%, due 05/01/26	350,000	341,687
Sirius XM Radio, Inc., 144A, 5.000%, due 08/01/27	100,000	93,250
Sprint Capital Corp., 6.875%, due 11/15/28	15,000	14,363
Sprint Corp., 7.125%, due 06/15/24	35,000	35,175
Telesat Canada, LLC, 144A, 8.875%, due 11/15/24	60,000	64,500
Tribune Media Co., 5.875%, due 07/15/22	90,000	90,338
		2,425,013
Utilities — 0.2%
NextEra Energy Operating Partners, L.P., 144A, 4.250%, due 09/15/24	190,000	182,875
NextEra Energy Operating Partners, L.P., 144A, 4.500%, due 09/15/27	395,000	369,325
Southern Co. (The), 1.850%, due 07/01/19	95,000	94,025
		646,225
Total High Yield Corporate Obligations (Cost $16,392,430)		$16,069,890

FOREIGN BONDS — 18.8%
Argentina — 0.8%
Argentine Republic Government International Bond, 6.875%, due 01/26/27	$700,000	$628,250
Argentine Republic Government International Bond, 5.875%, due 01/11/28	200,000	163,000
Banco Macro S.A., 6.750%, due 11/04/26	400,000	377,288
Pampa Energie S.A., 7.500%, due 01/24/27	600,000	537,000
Provincia de Buenos Aires, 7.875%, due 06/15/27	400,000	351,000
YPF S.A., 8.500%, due 07/28/25	350,000	331,188
YPF S.A., 6.950%, due 07/21/27	250,000	213,750
		2,601,476
Australia — 0.4%
Asian Development Bank, 5.000%, due 03/09/22	110,000	88,580
Australian Government Bond, 5.750%, due 07/15/22	110,000	92,621
Inter-American Development Bank, 6.500%, due 08/20/19	290,000	224,932
International Bank for Reconstruction & Development, 2.800%, due 01/13/21	125,000	93,417
International Finance Corp., 2.800%, due 08/15/22	310,000	231,439
New South Wales Treasury Corp., 6.000%, due 03/01/22	235,000	196,531
Queensland Treasury Corp., 6.000%, due 07/21/22	500,000	420,587
		1,348,107

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
FOREIGN BONDS — 18.8% (Continued)
Austria — 0.2%
ESAL GmbH, 6.250%, due 02/05/23	$400,000	$373,500
Republic of Austria Government Bond, 0.000%, due 07/15/23	230,000	270,032
		643,532
Bermuda — 0.2%
Digicel Group Ltd., 7.125%, due 04/01/22	600,000	399,000
Geopark Ltd., 6.500%, due 09/21/24	200,000	192,750
Inkia Energy Ltd., 5.875%, due 11/09/27	200,000	186,500
		778,250
Brazil — 0.7%
Banco BTG Pactual S.A., 5.500%, due 01/31/23	200,000	186,144
Banco de Brasil S.A., 6.250%, due 10/15/29	700,000	544,250
Brazil Notas do Tesouro Nacional, 10.000%, due 01/01/21	2,000	523,394
Brazil Notas do Tesouro Nacional, 10.000%, due 01/01/23	3,190	803,575
Itau Unibanco Holding S.A., 6.500%, due 03/19/23	400,000	378,688
		2,436,051
Canada — 0.5%
BC ULC/New Red Finance, Inc., 4.625%, due 01/15/22	300,000	299,625
BC ULC/New Red Finance, Inc., 144A, 5.000%, due 10/15/25	315,000	297,675
Canada Housing Trust No. 1, 1.250%, due 12/15/20	315,000	234,819
Canadian Government Bond, 1.250%, due 02/01/20	630,000	474,828
GFL Environmental, Inc., 144A, 7.000%, due 06/01/26	40,000	38,100
GW Honos Security Corp., 144A, 8.750%, due 05/15/25	65,000	66,625
Province of British Columbia, 144A, 6.600%, due 01/09/20	9,200,000	134,579
		1,546,251
Cayman Islands — 0.8%
CK Hutchison International 17 Ltd., 144A, 2.250%, due 09/29/20	200,000	195,481
CK Hutchison International 17 Ltd., 2.875%, due 04/05/22	200,000	194,900
Cosan Overseas Ltd., 8.250%, due 11/29/49	200,000	197,750
Gran Tierra Energy International Holdings Ltd., 6.250%, due 02/15/25	400,000	373,000
Guanay Finance Ltd., 6.000%, due 12/15/20	538,042	542,077
Industrial Senior Trust, 5.500%, due 11/01/22	100,000	98,625
Latam Finance Ltd., 6.875%, due 04/11/24	200,000	197,500
SPARC EM SPC Panama Metroline 2 SP, 1.843%, due 12/05/22 (a)	700,000	626,500
SPARC EM SPC Panama Metroline 2 SP, 144A, 1.843%, due 12/05/22	400,000	358,000
		2,783,833
Chile — 1.1%
Banco de Credito e Inversiones, 4.000%, due 02/11/23	300,000	297,674
Banco del Estado de Chile, 4.125%, due 10/07/20	300,000	303,375
Banco del Estado de Chile, 3.875%, due 02/08/22	150,000	149,250
Embotelladora Andina S.A., 5.000%, due 10/01/23	600,000	617,903
Empresa Electrica Angamos S.A., 4.875%, due 05/25/29	191,300	185,014
Engie Energia Chile S.A., 5.625%, due 01/15/21	400,000	413,340
Inversiones CMPC S.A., CV, 4.500%, due 04/25/22	450,000	451,600
Itau CorpBanc, 3.875%, due 09/22/19	200,000	200,186
Republic of Chile, 3.125%, due 03/27/25	800,000	773,402
Republic of Chile, 3.125%, due 01/21/26	200,000	191,750
		3,583,494
China — 0.1%
CNOOC Finance 2011 Ltd., 4.250%, due 01/26/21	400,000	407,424

Colombia — 0.4%
Bancolombia S.A., 6.125%, due 07/26/20	100,000	103,825
Bancolombia S.A., 4.875%, due 10/18/27	200,000	189,439

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
FOREIGN BONDS — 18.8% (Continued)
Colombia — 0.4% (Continued)
Columbian TES, 7.000%, due 05/04/22	$755,000,000	$268,123
Ecopetrol S.A., 5.875%, due 09/18/23	100,000	106,125
Republic of Columbia, 4.500%, due 01/28/26	275,000	279,125
Transportadora de Gas Internacional S.A., 5.700%, due 03/20/22	400,000	398,940
		1,345,577
Costa Rica — 0.3%
Banco de Costa Rica, 5.250%, due 08/12/18	200,000	199,800
Bharat Petroleum Corp. Ltd., 4.625%, due 10/25/22	500,000	506,185
Costa Rica Government International Bond, 9.995%, due 08/01/20	200,000	218,900
		924,885
Denmark — 0.1%
Realkredit Danmark A/S, 2.000%, due 04/01/19	1,450,000	230,859

Dominican Republic — 0.1%
Banco de Reservas de la Republica Dominicana, 7.000%, due 02/01/23	300,000	302,291

Finland — 0.1%
Finland Government Bond, 1.500%, due 04/15/23	220,000	277,869

Germany — 0.3%
KFW Development Bank, 3.750%, due 05/29/20	260,000	180,578
KFW Development Bank, 6.000%, due 08/20/20	210,000	167,349
KFW Development Bank, 2.125%, due 08/15/23	340,000	439,872
KFW Development Bank, 0.000%, due 09/15/23	80,000	93,239
		881,038
India — 1.0%
Adani Ports & Special Economic Zone, 3.500%, due 07/29/20	200,000	197,236
Asian Development Bank, 6.950%, due 01/16/20	12,500,000	180,847
Asian Development Bank, 6.450%, due 08/08/21	15,200,000	216,271
Bharti Airtel Ltd., 5.125%, due 03/11/23	200,000	197,500
Bharti Airtel Ltd., 4.375%, due 06/10/25	700,000	646,625
Export-Import Bank of India, 3.125%, due 07/20/21	400,000	389,500
Indian Oil Corp. Ltd., 5.625%, due 08/02/21	200,000	208,722
Indian Oil Corp. Ltd., 5.750%, due 08/01/23	600,000	632,124
Indonesia Treasury Bond, 7.500%, due 05/15/38	2,000,000,000	130,946
International Bank for Reconstruction & Development, 5.750%, due 10/28/19	12,500,000	178,886
International Finance Corp., 6.450%, due 10/30/18	18,150,000	264,289
		3,242,946
Indonesia — 1.2%
Indonesia Government Bond, 8.250%, due 07/15/21	4,105,000,000	292,043
Indonesia Government Bond, 8.375%, due 09/15/26	4,170,000,000	296,229
Indonesia Government International Bond, 144A, 2.625%, due 06/14/23	150,000	181,944
Indonesia Government International Bond, 144A, 2.150%, due 07/18/24	150,000	176,289
Indonesia Treasury Bond, 7.000%, due 05/15/22	4,700,000,000	321,163
Indonesia Treasury Bond, 5.625%, due 05/15/23	1,400,000,000	90,190
Indonesia Treasury Bond, 8.375%, due 03/15/24	4,175,000,000	296,291
Indonesia Treasury Bond, 7.000%, due 05/15/27	3,500,000,000	228,615
Indonesia Treasury Bond, 6.125%, due 05/15/28	6,400,000,000	394,757
Indonesia Treasury Bond, 9.000%, due 03/15/29	1,800,000,000	133,609
Indonesia Treasury Bond, 6.625%, due 05/15/33	2,905,000,000	174,092
Pelabuhan Indonesia II PT, 144A, 4.250%, due 05/05/25	200,000	191,000

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
FOREIGN BONDS — 18.8% (Continued)
Indonesia — 1.2% (Continued)
Pertamina Persero PT, 144A, 4.300%, due 05/20/23	$200,000	$197,750
Perusahaan Listrik Negara PT, 144A, 4.125%, due 05/15/27	250,000	230,000
Perusahaan Penerbit SBSN, 4.150%, due 03/29/27	500,000	481,875
Perusahaan Penerbit SBSN, 144A, 4.150%, due 03/29/27	200,000	192,750
		3,878,597
Ireland — 0.7%
C&W Senior Financing Designated Activity Co., 6.875%, due 09/15/27	200,000	192,000
Ireland Government Bond, 3.900%, due 03/20/23	800,000	1,109,856
Ireland Government Bond, 3.400%, due 03/18/24	775,000	1,073,905
		2,375,761
Israel — 0.4%
Israel Electric Corp. Ltd., 5.000%, due 11/12/24	200,000	205,300
State of Israel, 4.000%, due 06/30/22	200,000	204,873
State of Israel, 3.150%, due 06/30/23	200,000	197,245
State of Israel, 2.875%, due 03/16/26	800,000	757,301
		1,364,719
Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc., 3.061% (3MO LIBOR + 74), due 03/02/23 (b)	240,000	239,675
Sony Corp., 0.000%, due 09/30/22	20,000,000	232,927
		472,602
Luxembourg — 0.4%
Allergan Funding SCS, 1.250%, due 06/01/24	100,000	114,341
European Financial Stability Facility, 1.875%, due 05/23/23	185,000	235,352
European Financial Stability Facility, 0.125%, due 10/17/23	280,000	327,071
Minerva Luxembourg S.A., 6.500%, due 09/20/26	200,000	182,932
Minerva Luxembourg S.A., 5.875%, due 01/19/28	200,000	174,500
Swiss Insured Brazil Power Finance, 144A, 9.850%, due 07/16/32	1,500,000	357,312
		1,391,508
Malaysia — 0.9%
Axiata SPV2 Berhad, 3.466%, due 11/19/20	900,000	896,598
Malayan Banking Berhad, 3.905%, due 10/29/26	200,000	196,678
Malaysia Government Bond, 4.160%, due 07/15/21	1,045,000	262,331
Malaysia Government Bond, 4.059%, due 09/30/24	1,900,000	468,252
Malaysia Government Bond, 3.882%, due 03/14/25	430,000	105,441
Malaysia Government Bond, 3.844%, due 04/15/33	980,000	219,963
Malaysia Sovereign Sukuk, 3.043%, due 04/22/25	400,000	381,000
Malaysia Sukuk Global, 3.179%, due 04/27/26	500,000	474,375
Petronas Capital Ltd., 3.500%, due 03/18/25	200,000	193,460
		3,198,098
Mauritius — 0.1%
UPL Corp. Ltd., 3.250%, due 10/13/21	200,000	193,480

Mexico — 1.6%
America Movil S.A.B. de C.V., 7.125%, due 12/09/24	3,000,000	139,342
Banco Mercantil del Norte S.A., 6.875%, due 01/06/25	200,000	197,506
Banco Santander Mexico, 5.950%, due 01/30/24	600,000	601,500
BBVA Bancomer S.A., 5.125%, due 01/18/33	400,000	353,256
Cemex S.A.B. de C.V., 144A, 6.125%, due 05/05/25	275,000	278,094
Grupo Idesa S.A. de C.V., 7.875%, due 12/18/20	630,000	478,800
Mexican Bonos, 8.500%, due 12/13/18 (b)	34,800	176,539
Mexican Bonos, 6.500%, due 06/10/21	72,300	353,647
Mexican Bonos, 8.000%, due 12/07/23	55,000	282,053
Mexican Bonos, 10.000%, due 12/05/24	47,400	267,947

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
FOREIGN BONDS — 18.8% (Continued)
Mexico — 1.6% (Continued)
Mexican Bonos Desarr, 7.750%, due 05/29/31	$40,000	$204,308
Mexico City Airport Trust, 144A, 3.875%, due 04/30/28	530,000	475,473
Mexico City Airport Trust, 144A, 5.500%, due 10/31/46	205,000	181,732
Mexico Government International Bond, 3.750%, due 01/11/28	400,000	377,667
Mexico Government International Bond, 4.600%, due 01/23/46	200,000	183,395
Petroleos Mexicanos, 4.625%, due 09/21/23	135,000	133,100
Petroleos Mexicanos, 144A, 7.190%, due 09/12/24	20,000	89,212
Petroleos Mexicanos S.A. de C.V., 144A, 5.350%, due 02/12/28	140,000	131,691
Trust F/1401, 144A, 5.250%, due 12/15/24	225,000	220,219
Unifin Financiera S.A.B. de C.V., 8.875%, due 01/29/25	200,000	178,250
		5,303,731
Netherlands — 0.9%
AES Andres Dominicana Ltd., 144A, 7.950%, due 05/11/26	500,000	513,800
Bank Nederlandse Gemeenten N.V., 0.250%, due 02/22/23	150,000	177,459
Bank Nederlandse Gemeenten N.V., 0.250%, due 06/07/24	115,000	134,479
Bayer Capital Corp. B.V., 144A, 5.625%, due 11/22/19	200,000	249,197
Darling Global Finance B.V., 144A, 3.625%, due 05/15/26	100,000	116,809
Greenko Dutch B.V., 144A, 5.250%, due 07/24/24	200,000	181,750
Marfrig Holdings Europe B.V., 144A, 8.000%, due 06/08/23	500,000	506,250
Marfrig Holdings Europe B.V., 144A, 7.000%, due 03/15/24	200,000	191,897
NXP Funding, LLC, 144A, 4.625%, due 06/01/23	270,000	273,038
Petrobras Global Finance B.V., 5.750%, due 02/01/29	700,000	615,125
Teva Pharmaceutical Finance Netherlands II B.V., 4.500%, due 03/01/25	145,000	174,308
		3,134,112
New Zealand — 0.6%
Asian Development Bank, 4.625%, due 03/06/19	330,000	227,188
International Bank for Reconstruction & Development, 3.500%, due 01/22/21	295,000	205,261
International Bank for Reconstruction & Development, 4.625%, due 10/06/21	380,000	273,551
International Finance Corp., 3.625%, due 05/20/20	330,000	228,786
New Zealand Government Bond, 3.000%, due 04/15/20	400,000	276,512
New Zealand Government Bond, 6.000%, due 05/15/21	365,000	275,038
New Zealand Government Bond, 5.500%, due 04/15/23	300,000	234,230
New Zealand Local Government Funding Agency Bond, 5.000%, due 03/15/19	385,000	265,974
		1,986,540
Norway — 0.5%
Norwegian Government Bond, 4.500%, due 05/22/19	3,900,000	494,634
Norwegian Government Bond, 3.750%, due 05/25/21	5,900,000	778,644
Norwegian Government Bond, 2.000%, due 05/24/23	2,400,000	303,954
		1,577,232
Panama — 0.4%
Ena Norte Trust, 4.950%, due 04/25/28	176,021	176,682
Global Bank Corp., 5.125%, due 10/30/19	400,000	402,500
Republic of Panama, 5.200%, due 01/30/20	500,000	516,500
Republic of Panama, 4.000%, due 09/22/24	400,000	403,660
		1,499,342

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
FOREIGN BONDS — 18.8% (Continued)
Peru — 0.8%
Banco Continental S.A., 5.500%, due 11/18/20	$500,000	$517,425
Banco de Credito del Peru of Panama, 5.375%, due 09/16/20	100,000	103,330
Banco Internacional del Peru S.A.A. of Panama, 5.750%, due 10/07/20	800,000	835,167
Fondo Mivivienda S.A., 3.500%, due 01/31/23	400,000	385,604
Hungary Government, 6.250%, due 01/29/20	365,000	381,841
Petroleos del Peru S.A., 144A, 5.625%, due 06/19/47	200,000	194,614
Transportadora de Gas del Peru S.A., 4.250%, due 04/30/28	300,000	289,359
		2,707,340
Philippines — 1.0%
BDO Unibank, Inc., 2.625%, due 10/24/21	200,000	192,438
BDO Unibank, Inc., 2.950%, due 03/06/23	600,000	565,368
Philippine Government Bond, 3.500%, due 03/20/21	10,500,000	188,954
Philippine Government Bond, 3.500%, due 04/21/23	13,000,000	220,374
Philippine Government Bond, 8.000%, due 07/19/31	15,000,000	315,065
Philippine Government International Bond, 4.200%, due 01/21/24	1,200,000	1,221,001
Philippine Government International Bond, 6.250%, due 01/14/36	15,000,000	286,537
Union Bank of Philippines, Series EMTN, 3.369%, due 11/29/22	400,000	379,848
		3,369,585
Portugal — 0.2%
Portugal Government International Bond, 144A, 5.125%, due 10/15/24	330,000	342,679
Portugal Obrigacoes do Tesouro OT, 3.850%, due 04/15/21	380,000	490,716
		833,395
Singapore — 1.2%
BPRL International Singapore, 4.375%, due 01/18/27	500,000	474,440
DBS Group Holdings Ltd., 3.600%, due 12/29/49	300,000	287,250
Indika Energy Capital III Ltd., 144A, 5.875%, due 11/09/24	200,000	178,000
ONGC Videsh Vankorneft, 3.750%, due 07/27/26	800,000	743,775
Singapore Government Bond, 3.250%, due 09/01/20	600,000	452,342
Singtel Group Treasury Pte. Ltd., 4.500%, due 09/08/21	400,000	412,988
Temasek Financial I Ltd., 2.375%, due 01/23/23	750,000	717,250
United Overseas Bank Ltd., 3.750%, due 09/19/24	500,000	499,330
United Overseas Bank Ltd., 3.500%, due 09/16/26	200,000	196,212
		3,961,587
Sweden — 0.1%
Sweden Government International Bond, 144A, 0.125%, due 04/24/23	340,000	400,421

United Kingdom — 0.2%
Genting Overseas Holding Ltd., 4.250%, due 01/24/27	700,000	661,871
Vedanta Resources plc, 6.125%, due 08/09/24	200,000	176,500
		838,371
United States — 0.3%
AMC Entertainment Holdings, Inc., 6.375%, due 11/15/24	205,000	273,310
Comcel Trust, 6.875%, due 02/06/24	200,000	205,250
Equinix, Inc., 2.875%, due 03/15/24	115,000	131,632
Goldman Sachs Group, Inc. (The), 1.375%, due 05/15/24	150,000	177,271
Reliance Holdings USA, 5.400%, due 02/14/22	250,000	258,375
		1,045,838
Virgin Islands British — 0.1%
Sinopec Group Overseas Development 2016, 2.750%, due 05/03/21	200,000	195,474

Total Foreign Bonds (Cost $64,623,745)		$63,061,616

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
LOAN PARTICIPATIONS — 10.0%
Acrisure, LLC, 4.700% (3MO LIBOR + 375), due 06/07/23 (b)	$20,000	$19,825
Acrisure, LLC, 6.609% (3MO LIBOR + 425), due 11/22/23 (b)	454,277	452,291
AECOM, 4.091% (3MO LIBOR + 175), due 02/23/25 (b)	225,000	225,844
Aleris International, Inc., 4.700% (3MO LIBOR + 475), due 02/08/23 (b)	185,000	183,207
AlixPartners, LLP, 4.844% (3MO LIBOR + 300), due 03/17/21 (b)	480,000	479,159
Almonde, Inc., 5.484% (3MO LIBOR + 350), due 04/26/24 (b)	367,225	360,391
American Airlines, Inc., 4.354% (3MO LIBOR + 200), due 04/28/23 (b)	180,000	177,840
American Axle & Manufacturing, Inc., 4.587% (3MO LIBOR + 225), due 04/06/24 (b)	200,000	199,500
American Tire Distributors, 6.343% (3MO LIBOR + 425), due 09/01/21 (b)	96,859	62,625
Applied Systems, Inc., 4.943% (3MO LIBOR + 325), due 09/13/24 (b)	475,000	475,147
Aramark Services, Inc., 4.069% (3MO LIBOR + 175), due 03/28/24 (b)	180,000	179,775
Ascend Learning, LLC, 5.348% (3MO LIBOR + 300), due 07/12/24 (b)	95,000	94,644
AssuredPartners, Inc., 5.344% (3MO LIBOR + 325), due 10/22/24 (b)	478,175	475,488
Asurion, LLC, 0.000% due 10/10/50 (b)	435,000	432,825
Avaya, Inc., 6.323% (3MO LIBOR + 475), due 12/31/20 (b)	586	589
BCP Renaissance Parent, LLC, 6.359% (3MO LIBOR + 450), due 12/31/20 (b)	240,000	239,362
Berry Global, Inc., 4.342% (3MO LIBOR + 200), due 10/01/22 (b)	135,000	134,711
Berry Global, Inc., 4.342% (3MO LIBOR + 200), due 01/19/24 (b)	270,000	269,325
BJ's Wholesale Club, Inc., 5.530% (3MO LIBOR + 375), due 01/27/24 (b)	383,481	383,097
BMC Software Finance, Inc., 4.700% (3MO LIBOR + 425), due 09/01/25 (b)	480,000	477,000
Brookfield Retail Holdings, LLC, 4.855% (3MO LIBOR + 250), due 05/07/25 (b)	275,000	271,219
Burger King, 4.581% (3MO LIBOR + 225), due 02/17/24 (b)	350,000	348,688
BWAY Holding Co., 5.584% (3MO LIBOR + 325), due 04/03/24 (b)	130,000	129,208
BWAY Holding Co., 5.587% (3MO LIBOR + 325), due 04/03/24 (b)	482,872	479,930
Canyon Valor Cos., Inc., 5.584% (3MO LIBOR + 425), due 06/16/23 (b)	227,582	226,900
Capital Automotive, L.P., 8.100% (3MO LIBOR + 600), due 03/21/25 (b)	37,957	38,116
Capri Acquisitions BidCo Ltd., 5.609% (3MO LIBOR + 325), due 10/04/24 (b)	473,813	469,373
CBS Radio, Inc., 4.838% (3MO LIBOR + 275), due 10/17/23 (b)	223,875	220,517
Cengage Learning, Inc., 6.184% (3MO LIBOR + 425), due 06/07/23 (b)	385,277	353,010
CenturyLink, Inc., 4.844% (3MO LIBOR + 275), due 02/29/24 (b)	309,225	302,654
CenturyLink, Inc., 5.080% (3MO LIBOR + 275), due 01/31/25 (b)	134,662	131,800
Ceva Intercompany B.V., 7.859% (3MO LIBOR + 550), due 03/19/21 (b)	20,077	20,002
Ceva Logistics Canada ULC, 7.859% (3MO LIBOR + 550), due 03/19/21 (b)	10,142	10,104
Ceva Logistics U.S. Holdings, Inc., 2.208% (3MO LIBOR + 550), due 03/19/21 (b)	59,158	58,936
Ceva Logistics U.S. Holdings, Inc., 7.859% (3MO LIBOR + 550), due 03/19/21 (b)	92,427	92,080
Change Healthcare Holdings, LLC, 4.844% (3MO LIBOR + 275), due 03/01/24 (b)	470,000	468,162
Charter Communications Operating, LLC, 4.335% (3MO LIBOR + 200), due 04/30/25 (b)	314,211	313,522
Cinemark USA, Inc., 4.089% (3MO LIBOR + 175), due 03/29/25 (b)	90,000	89,944
Cogeco Communications, 4.714% (3MO LIBOR + 237.5), due 01/31/25 (b)	315,000	312,817
Colorado Buyer, Inc., 4.380% (3MO LIBOR + 300), due 03/15/24 (b)	480,000	479,040
CSM Bakery Supplies, 7.210% (3MO LIBOR + 400), due 07/03/20 (b)	188,272	182,036

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
LOAN PARTICIPATIONS — 10.0% (Continued)
Cvent, Inc., 5.843% (3MO LIBOR + 375), due 11/29/23 (b)	$495,000	$493,762
DAE Aviation Holdings, 6.119% (3MO LIBOR + 375), due 07/07/22 (b)	90,000	90,038
Dell International, LLC, 4.359% (3MO LIBOR + 200), due 09/07/23 (b)	225,000	224,719
Edelman Financial Center, LLC (The), 4.700% (3MO LIBOR + 325), due 12/31/21 (b)	155,000	154,710
EG America, LLC, 6.140% (3MO LIBOR + 400), due 02/07/25 (b)	280,000	277,270
EG Group Ltd., 6.337% (3MO LIBOR + 400), due 01/31/25 (b)	85,000	84,171
Equian, LLC, 5.334% (3MO LIBOR + 325), due 05/20/24 (b)	214,084	213,192
Exgen Renewables IV, LLC, 5.310% (3MO LIBOR + 300), due 12/31/20 (b)	142,201	142,557
Federal Mogul Holdings Corp., 5.840% (3MO LIBOR + 375), due 04/15/21 (b)	310,190	310,245
Filtration Group Corp., 5.093% (3MO LIBOR + 300), due 03/27/25 (b)	260,000	259,740
First Data Corp., 4.335% (3MO LIBOR + 200), due 07/10/22 (b)	270,000	268,650
Four Seasons Hotels Ltd., 4.336% (3MO LIBOR + 200), due 11/30/23 (b)	315,000	312,442
Frontera Generation Holdings, LLC, 6.232% (3MO LIBOR + 450), due 12/31/21 (b)	195,000	194,610
Gentiva Health Services, Inc., 4.700% (3MO LIBOR + 375), due 06/23/25 (b)	252,308	250,415
Gentiva Health Services, Inc., 4.700% (3MO LIBOR + 375), due 06/23/25 (b)	157,692	156,510
GrafTech Finance, Inc., 5.505% (3MO LIBOR + 350), due 01/31/25 (b)	480,000	476,702
Greeneden U.S. Holdings II, LLC, 5.802% (3MO LIBOR + 350), due 12/01/23 (b)	478,091	477,493
Grifols Worldwide Operations USA, Inc., 4.613% (3MO LIBOR + 225), due 01/31/25 (b)	225,000	225,563
GTT Communications, Inc., 4.700% (3MO LIBOR + 275), due 04/25/25 (b)	460,000	452,755
Hardware Holdings, LLC, 8.193% (3MO LIBOR + 650), due 03/30/20 (b)(e)	521,625	491,631
Hayward Industries, Inc., 5.594% (3MO LIBOR + 350), due 12/31/20 (b)	373,125	373,360
HB Fuller Co., 4.360% (3MO LIBOR + 200), due 10/20/24 (b)	140,000	138,775
Hilton Worldwide Finance, LLC, 4.112% (3MO LIBOR + 175), due 10/25/23 (b)	225,000	224,906
Informatica, LLC, 5.344% (3MO LIBOR + 325), due 08/05/22 (b)	470,000	470,254
Intelsat Jackson Holdings S.A., 5.718% (3MO LIBOR + 375), due 11/30/23 (b)	180,000	179,408
Intrawest Resorts Holdings, Inc., 5.093% (3MO LIBOR + 325), due 12/31/20 (b)	474,213	473,326
Ion Trading Finance Ltd., 4.700% (3MO LIBOR + 400), due 11/21/24 (b)	380,000	376,200
IRB Holding Corp., 5.255% (3MO LIBOR + 325), due 01/17/25 (b)	364,419	364,721
Kronos Acquisition Holdings, Inc., 5.968% (3MO LIBOR + 450), due 08/26/22 (b)	385,000	382,016
Kronos, Inc., 5.357% (3MO LIBOR + 350), due 11/01/23 (b)	477,694	476,414
Life Time Fitness, Inc., 4.398% (3MO LIBOR + 300), due 06/10/22 (b)	475,000	473,100
Meredith Corp., 5.363% (3MO LIBOR + 300), due 01/31/25 (b)	135,000	134,831
Metro-Goldwyn-Mayer, Inc., 6.841% (3MO LIBOR + 450), due 06/29/26 (b)	140,000	138,600
Microchip Technology, Inc., 4.307% (3MO LIBOR + 200), due 05/29/25 (b)	135,000	135,169
Micron Technology, Inc., 4.108% (3MO LIBOR + 175), due 04/26/22 (b)	90,000	90,135
Milacron, LLC, 4.480% (3MO LIBOR + 250), due 09/28/23 (b)	475,000	471,438
Mitchell International, Inc., 5.344% (3MO LIBOR + 325), due 12/31/20 (b)	33,582	33,316
Mitchell International, Inc., 5.151% (3MO LIBOR + 325), due 11/20/24 (b)	416,418	413,120

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
LOAN PARTICIPATIONS — 10.0% (Continued)
MPH Acquisition Holdings, LLC, 5.052% (3MO LIBOR + 300), due 06/07/23 (b)	$480,000	$476,923
Neiman Marcus Group Ltd., LLC, 5.591% (3MO LIBOR + 325), due 10/25/20 (b)	250,000	222,500
Peak 10 Holding Corp., 5.802% (3MO LIBOR + 350), due 07/24/24 (b)	308,450	304,499
Plantronics, Inc., 4.700% (3MO LIBOR + 250), due 12/31/21 (b)	225,000	224,298
Playa Funding, LLC, 4.840% (3MO LIBOR + 325), due 04/05/24 (b)	417,896	412,325
PowerTeam Services, LLC, 5.584% (3MO LIBOR + 325), due 03/06/25 (b)	475,000	468,768
Project Alpha Intermediate Holding, Inc., 5.040% (3MO LIBOR + 350), due 04/04/21 (b)	382,113	379,724
Quest of Software US Holdings, Inc., 4.700% (3MO LIBOR + 425), due 05/17/25 (b)	240,000	238,901
RBS Global, Inc., 4.577% (3MO LIBOR + 225), due 08/21/24 (b)	90,000	89,832
RentPath, LLC, 6.850% (3MO LIBOR + 475), due 12/17/21 (b)	379,021	343,961
Revlon Consumer Products Co., 5.598% (3MO LIBOR + 350), due 09/07/23 (b)	505,000	388,850
RP Crown Parent, LLC, 5.110% (3MO LIBOR + 275), due 10/12/23 (b)	225,000	223,031
Sable International Finance Ltd., 5.619% (3MO LIBOR + 325), due 01/31/26 (b)	225,000	225,281
SBA Senior Finance II, LLC, 4.337% (3MO LIBOR + 200), due 04/11/25 (b)	270,000	268,650
Scientific Games International, Inc., 4.844% (3MO LIBOR + 275), due 08/14/24 (b)	470,000	466,475
Securus Technologies Holdings, Inc., 6.594% (3MO LIBOR + 450), due 06/15/24 (b)	486,825	488,499
Securus Technologies Holdings, Inc., 6.594% (3MO LIBOR + 450), due 11/01/24 (b)	72,000	72,248
Select Medical Corp., 4.800% (3MO LIBOR + 350), due 02/13/24 (b)	326,700	325,883
ServiceMaster Co., LLC, 4.853% (3MO LIBOR + 250), due 11/08/23 (b)	270,000	270,000
Sinclair Television Group, 4.863% (3MO LIBOR + 250), due 01/31/25 (b)	185,000	184,192
SIWF Holdings, Inc., 4.700% (3MO LIBOR + 400), due 12/31/21 (b)	290,000	291,088
SolarWinds, Inc., 4.980% (3MO LIBOR + 300), due 03/07/24 (b)	279,225	278,798
Solenis International, L.P., 4.700% (3MO LIBOR + 400), due 12/18/23 (b)	250,000	249,213
Solera, LLC, 4.844% (3MO LIBOR + 375), due 03/03/23 (b)	480,000	477,240
Solera, LLC, 4.700% (3MO LIBOR + 275), due 06/18/25 (b)	310,000	306,708
Sophia, L.P., 4.943% (3MO LIBOR + 325), due 09/30/22 (b)	480,000	477,600
Sprint Communications, 4.863% (3MO LIBOR + 250), due 02/02/24 (b)	270,000	269,325
SS&C European Holdings S.A.R.L., 4.855% (3MO LIBOR + 250), due 04/16/25 (b)	36,356	36,336
SS&C Technologies, Inc., 4.855% (3MO LIBOR + 250), due 04/16/25 (b)	96,102	96,049
Team Health Holdings, Inc., 4.730% (3MO LIBOR + 275), due 01/12/24 (b)	434,100	416,736
TKC Holdings, Inc., 5.850% (3MO LIBOR + 425), due 02/01/23 (b)	391,050	389,705
TransDigm, Inc., 4.476% (3MO LIBOR + 250), due 06/09/23 (b)	459,700	456,482
TransDigm, Inc., 4.700% (3MO LIBOR + 250), due 05/14/25 (b)	24,235	24,027
Traverse Midstream Partners, LLC, 6.340% (3MO LIBOR + 400), due 09/11/21 (b)	240,000	239,700
Tribune Media Co., 4.569% (3MO LIBOR + 300), due 12/27/20 (b)	42,521	42,415
U.S.I., Inc. of New York, 5.321% (3MO LIBOR + 300), due 05/16/24 (b)	175,000	174,125
Uber Technologies, Inc., 6.327% (3MO LIBOR + 400), due 03/22/25 (b)	90,000	90,187
Ultra Resources, Inc., 5.085% (3MO LIBOR + 300), due 04/12/24 (b)	120,000	110,326

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Par Value	Value
LOAN PARTICIPATIONS — 10.0% (Continued)
US Silica Co., 6.125% (3MO LIBOR + 400), due 12/31/21 (b)	$290,000	$289,565
VF Holding Corp., 4.700% (3MO LIBOR + 325), due 06/04/25 (b)	485,000	481,667
Virgin Media Bristol, LLC, 4.855% (3MO LIBOR + 250), due 01/15/26 (b)	175,000	174,125
West Corp., 6.339% (3MO LIBOR + 400), due 10/10/24 (b)	135,000	134,393
Wyndham Hotels & Resorts, Inc., 4.071% (3MO LIBOR + 175), due 05/30/25 (b)	90,000	89,775
Yak Access, LLC, 7.077% (3MO LIBOR + 500), due 10/31/50 (b)	305,000	295,850
Zodiac, 8.000% (3MO LIBOR + 300), due 12/20/23 (b)	229,421	229,134
Total Loan Participations (Cost $33,729,711)		$33,422,376

MILITARY HOUSING OBLIGATIONS — 1.8%
Atlantic Marine Corps Communities Military Housing, 144A, 5.433% due 12/01/50 (f)	$702,168	$715,044
Capmark Military Housing Trust, Series 2007-AETC, Class A-1, 5.746% due 02/10/52 (e)	1,893,993	1,826,149
Capmark Military Housing Trust, Series 2007-ROBS, Class A, 6.059% due 10/10/52 (e)	475,831	486,734
Fort Benning Family Communities, LLC, 144A, 5.810% due 01/15/51 (e)(f)	1,050,000	1,098,582
GMAC Commercial Military Housing Trust, Series 2007-HCKM, Class A, 6.107% due 08/10/52	1,110,800	1,171,292
HP Communities, LLC, 5.630% due 09/15/34 (e)	650,000	714,796
Total Military Housing Obligations (Cost $6,027,298)		$6,012,597

	Shares	Value
COMMON STOCKS — 0.7%
Financials — 0.7%
Ameris Bancorp	1,775	$94,696
BankUnited, Inc.	2,900	118,465
Capital One Financial Corp.	1,850	170,015
Citigroup, Inc.	3,500	234,220
Columbia Banking System, Inc.	6,350	259,715
Comerica, Inc.	2,500	227,300
Investors Bancorp, Inc.	6,650	85,054
JPMorgan Chase & Co.	3,300	343,859
Park National Corp.	775	86,351
Prosperity Bancshares, Inc.	3,250	222,170
U.S. Bancorp	4,500	225,090
Washington Trust Bancorp, Inc.	1,500	87,150
		2,154,085
Industrials — 0.0% (d)
HC2 Holdings, Inc. (g)	10,600	62,010

Total Common Stocks (Cost $2,255,741)		$2,216,095

PREFERRED STOCKS — 0.7%
Becton Dickinson and Co. - Series A, 6.125%	5,000	$309,250
Crown Castle International Corp. - Series A, 6.875%	200	214,615
Dominioin Energy, Inc. - Series A, 6.750%	6,100	281,881
First Republic Bank - Series H, 5.125%	5,725	140,606
Fortive Corp. - Series A, 5.000%	125	128,199
Hess Corp. - Series A, 8.000%	3,200	241,376
Kinder Morgan, Inc. - Series A, 9.750%	9,000	312,030
NextEra Energy, Inc., 6.371%	1,900	140,847
South Jersey Industries, Inc., 7.250%	1,700	94,044
Stanley Black & Decker, Inc., 5.375%	1,200	125,736
Synovus Financial Corp. - Series C, 7.875%	9,000	228,871
Total Preferred Stocks (Cost $2,196,357)		$2,217,455

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (continued)	June 30, 2018 (Unaudited)

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 7.4%
Voya Emerging Markets Hard Currency Debt Fund	326,266	$2,995,121
Voya Floating Rate Fund	1,426,792	13,982,557
Voya High Yield Bond Fund	984,012	7,714,652
Total Affiliated Registered Investment Companies (Cost $24,781,078)		$24,692,330

MONEY MARKET FUNDS — 14.5%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.73% (h) (Cost $48,677,042)	48,677,042	$48,677,042

Total Investments at Value — 103.8% (Cost $352,539,399)		$347,712,219

Liabilities in Excess of Other Assets — (3.8%)		(12,835,334)

Net Assets — 100.0%		$334,876,885

(a)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at the time of purchase.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)

Security has been valued at fair value in accordance with the procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $750,745 as of June 30, 2018, representing 0.2% of net assets (Note 2).

(d)	Percentage rounds to less than 0.1%.
(e)	Illiquid security. The total value of such securities is $4,617,892 as of June 30, 2018, representing 1.4% of net assets.

(f)	144A securities that are restricted securities not registered under the Securities Act of 1933. The total value of such securities is $1,813,626 as of June 30, 2018, representing 0.5% of net assets.
(g)	Non-income producing security.
(h)	The rate shown is the 7-day effective yield as of June 30, 2018.

BBSW — Australian Bank Bill Swap Rate

CV — Convertible Security.

CDO — Collateralized Debt Obligation.

CLO — Collateralized Loan Obligation.

Re-REMIC — Re-securitization of Real Estate Mortgage Investment Conduit.

LIBOR — London Interbank Offered Rate.

144A — Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $32,974,589 as of June 30, 2018, representing 9.8% of net assets.

LIBOR rates as of June 30, 2018:
1MO LIBOR	2.09213%
3MO LIBOR	2.33738%

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Futures Contracts Sold Short	June 30, 2018 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
FOREIGN FUTURES
Euro Long-Term Bond Future	33	09/06/2018	$6,260,135	$(1,708)

TREASURY FUTURES
10-Year U.S. Treasury Note Future	33	09/19/2018	3,965,156	2,588
5-Year U.S. Treasury Note Future	42	09/28/2018	4,770,938	2,180
U.S. Treasury Long Bond Future	10	09/19/2018	1,448,438	2,475
Total Treasury Futures			10,184,532	7,243

Total Futures Contracts Sold Short			$16,444,667	$5,535

The average monthly notional value of future contracts sold short during the six months ended June 30, 2018 was $2,740,778.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts	June 30, 2018 (Unaudited)

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Goldman, Sachs & Co.	7/13/2018	USD	1,145,000	JPY	126,788,712	$1,019
Goldman, Sachs & Co.	7/13/2018	USD	121,000	NZD	178,762	81
Goldman, Sachs & Co.	9/19/2018	JPY	25,400,000	USD	230,601	(108)
Goldman, Sachs & Co.	9/19/2018	NZD	1,370,000	USD	938,661	10,669
						11,661

HSBC Securities, Inc.	9/19/2018	AUD	465,000	USD	344,176	(69)
HSBC Securities, Inc.	9/19/2018	DKK	1,484,621	USD	231,984	(2,176)
HSBC Securities, Inc.	9/19/2018	MXP	4,895,000	USD	242,499	(856)
HSBC Securities, Inc.	9/19/2018	NZD	640,000	USD	433,559	44
HSBC Securities, Inc.	9/19/2018	USD	347,290	AUD	470,000	657
						(2,400)

Morgan Stanley & Co., LLC	7/13/2018	AUD	3,894,140	USD	2,879,000	(3,296)
Morgan Stanley & Co., LLC	7/13/2018	GBP	337,930	USD	446,000	(221)
Morgan Stanley & Co., LLC	7/13/2018	NOK	15,206,345	USD	1,865,000	(2,771)
Morgan Stanley & Co., LLC	7/13/2018	USD	601,000	CAD	790,648	531
Morgan Stanley & Co., LLC	7/13/2018	USD	2,055,000	EUR	1,758,265	(378)
Morgan Stanley & Co., LLC	7/13/2018	USD	144,000	SEK	1,288,307	(46)
						(6,181)

State Street Global Markets, LLC	9/19/2018	AUD	1,713,989	USD	1,266,790	(2,096)
State Street Global Markets, LLC	9/19/2018	GBP	211,071	USD	279,745	172
State Street Global Markets, LLC	9/19/2018	GBP	210,271	USD	278,486	(27)
State Street Global Markets, LLC	9/19/2018	NZD	649,347	USD	438,160	(1,687)
State Street Global Markets, LLC	9/19/2018	SGD	85,000	USD	62,491	(1)
						(3,639)

UBS Securities, Inc.	9/19/2018	MXP	2,355,043	USD	117,500	419

Total						$(140)

AUD - Australian Dollar	GBP - British Pound Sterling	NZD - New Zealand Dollar
CAD - Canadian Dollar	JPY - Japanese Yen	SEK - Swedish Krona
DKK - Danish Krone	MXP - Mexican Peso	SGD - Singapore Dollar
EUR - Euro	NOK - Norway Krona	USD - U.S. Dollar

For the six months ended June 30, 2018, the average volume of activity of forward foreign currency contracts was as follows:

Average Monthly Notional Amount Purchased	$735,548
Average Monthly Notional Amount Sold	$1,675,775

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities June 30, 2018 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
ASSETS:
Investments in unaffiliated securities, at value* (Note 2)	$255,891,132	$238,861,611	$57,668,836	$54,110,227	$188,957,336	$411,673,238	$323,019,889
Investments in affiliated securities, at value (Note 5)	—	—	—	—	—	—	24,692,330
Cash	—	—	—	—	—	4,277	39,996
Cash pledged as collateral	—	—	—	—	—	—	629,982
Foreign currency, at value	—	—	—	—	—	2,815,518	1,780,353
Receivable for capital shares sold	10,927,977	16,127,842	3,744,092	4,321,108	113,514	21,714,727	29,589,434
Receivable for investment securities sold	95,125	396,661	1,253,143	—	—	—	36,621,040
Net unrealized appreciation on foreign forward currency contracts (Note 6)	—	—	—	—	—	—	13,592
Net variation margin receivable	—	—	—	—	—	—	3,192
Dividends and interest receivable	81,993	396,348	22,318	40,987	166,194	891,197	2,118,600
Dividend reclaim receivable	—	—	—	—	—	941,734	—
Other assets	42,303	33,999	29,271	28,748	32,068	50,751	42,667
Total Assets	267,038,530	255,816,461	62,717,660	58,501,070	189,269,112	438,091,442	418,551,075

LIABILITIES:
Payable upon return of securities loaned (Note 7)	147,988	2,552,002	2,584,771	727,806	1,716,714	3,907,774	—
Payable for investment securities purchased	78,614	1,166,568	1,319,948	—	—	2,800,416	83,327,898
Payable for capital shares redeemed	89,531	61,507	15,229	17,556	90,628	100,333	82,971
Net unrealized depreciation on foreign forward currency contracts (Note 6)	—	—	—	—	—	—	13,732
Investment advisory fees payable (Note 3)	161,393	147,693	32,893	32,567	15,631	332,873	151,164
Distribution fees payable (Note 4)	12,570	371	9,763	—	43,184	—	—
Shareholder Service fees payable (Note 4)	13,210	9,440	2,660	2,280	8,900	12,680	15,210
Administration fees payable	8,600	7,800	1,800	1,800	6,200	13,500	10,000
Accrued expenses and other payables	41,278	45,718	25,366	25,805	42,110	81,537	73,215
Total Liabilities	553,184	3,991,099	3,992,430	807,814	1,923,367	7,249,113	83,674,190

NET ASSETS	$266,485,346	$251,825,362	$58,725,230	$57,693,256	$187,345,745	$430,842,329	$334,876,885

* Includes value of securities on loan	$24,520,199	$11,631,429	$17,043,667	$10,886,090	$12,236,966	$18,631,012	$—

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2018 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET ASSETS CONSIST OF:
Paid-in capital	$160,496,506	$217,180,343	$44,209,863	$46,791,557	$55,492,014	$380,790,412	$333,145,662
Accumulated net investment income (loss)	(336,527)	1,727,014	(139,574)	30,025	1,517,072	830,355	4,429,721
Accumulated net realized gains from investment transactions	24,497,817	7,103,177	2,195,636	2,743,262	697,147	16,153,550	2,102,649
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	81,827,550	25,814,828	12,459,305	8,128,412	129,639,512	33,070,717	(4,738,432)
Investments in affiliated funds	—	—	—	—	—	—	(88,748)
Futures contracts	—	—	—	—	—	—	5,535
Net unrealized appreciation (depreciation) on assets and liabilities denominated in foreign currencies	—	—	—	—	—	(2,705)	20,498

NET ASSETS	$266,485,346	$251,825,362	$58,725,230	$57,693,256	$187,345,745	$430,842,329	$334,876,885

Investments in unaffiliated securities, at cost (Note 2)	$174,063,582	$213,046,783	$45,209,531	$45,981,815	$59,317,824	$378,602,521	$327,758,321
Investments in affiliated securities, at cost (Note 5)	—	—	—	—	—	—	24,781,078
Cash collateral for securities on loan, at cost	147,988	2,552,002	2,584,771	727,806	1,716,714	3,907,774	—
Foreign currency, at cost	—	—	—	—	—	2,821,554	1,781,779

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2018 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$66,337,785	$5,765,123	$10,656,399	$6,269,285	$151,374,591	$2,951,684	$1,566,205
Investment Class shares of beneficial interest outstanding
(50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	1,558,872	277,872	391,159	259,878	7,078,524	269,921	152,970

Net asset value, offering and redemption price per share (a)	$42.55	$20.75	$27.24	$24.12	$21.39	$10.94	$10.24

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$200,147,561	$246,060,239	$48,068,831	$51,423,971	$35,971,154	$427,890,645	$333,310,680
Institutional Class shares of beneficial interest outstanding
(50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	4,364,441	11,975,375	1,626,516	2,084,551	1,680,046	39,610,752	32,608,482

Net asset value, offering and redemption price per share (a)	$45.86	$20.55	$29.55	$24.67	$21.41	$10.80	$10.22

†	For Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $.001 per share).
(a)	For Wilshire International Equity Fund, a redemption fee may apply to redemptions of shares held for sixty days or less, subject to certain exceptions (Note 2).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations For the Six Months Ended June 30, 2018 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
INVESTMENT INCOME:
Dividends	$971,121	$2,761,985	$123,625	$286,745	$1,764,924	$7,261,087	$212,717
Interest	—	—	—	—	—	—	6,015,352
Income from securities lending (Note 7)	12,219	6,413	22,134	7,632	16,566	29,507	—
Income distributions from affiliated investments (Note 5)	—	—	—	—	—	—	93,407
Foreign taxes withheld	(56,960)	(25,613)	—	—	(289)	(803,499)	—
Total income	926,380	2,742,785	145,759	294,377	1,781,201	6,487,095	6,321,476

EXPENSES:
Investment advisory fee (Note 3)	887,154	783,812	214,243	203,697	92,843	2,025,257 (a)	939,539
Shareholder Service fees (Note 4)
Investment Class	42,897	2,207	4,876	3,409	52,200	2,448	1,688
Institutional Class	40,997	51,641	11,124	10,118	4,131	77,052	89,753
Administration and accounting fees (Note 3)	47,915	42,257	10,191	9,693	37,624	80,472	63,377
Distribution (12b-1) fees (Note 4)
Investment Class	81,426	7,717	12,993	7,727	148,466	4,473	4,662
Pricing costs	4,034	4,464	5,518	5,441	21,407	58,520	135,037
Custodian fees (Note 3)	27,450	22,584	5,548	4,921	21,058	46,816	35,600
Registration and filing fees	21,608	28,874	20,586	19,857	20,250	27,883	21,637
Transfer agent fees (Note 3)	30,051	14,631	16,418	15,487	29,223	42,127	11,663
Professional fees	19,455	17,947	11,697	11,542	18,594	28,414	24,375
Directors’ fees and expenses (Note 3)	18,210	15,837	3,919	3,666	14,489	30,988	25,377
Postage and supplies	18,193	13,852	10,638	10,496	8,380	17,668	6,569
Insurance expense	6,681	4,526	1,363	1,190	5,281	9,708	9,202
Printing expense	6,119	4,711	1,760	1,622	5,033	9,252	8,656
Interest expense (Note 2)	4,702	1,200	—	297	86	12,506	1,700
Other	6,991	7,281	5,936	6,219	8,069	42,931	8,193
Total expenses	1,263,883	1,023,541	336,810	315,382	487,134	2,516,515	1,387,028
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	—	—	(51,477)	(48,363)	—	(1,600)	(362)
Fees paid indirectly (Note 4)	(976)	(7,151)	—	(1,511)	—	—	—
Net expenses	1,262,907	1,016,390	285,333	265,508	487,134	2,514,915	1,386,666

Net investment income (loss)	(336,527)	1,726,395	(139,574)	28,869	1,294,067	3,972,180	4,934,810

(a)	Includes $40,068 of prior years’ investment advisory fee reductions and expense reimbursement recouped by the Adviser (Note 3).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Six Months Ended June 30, 2018 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gains (losses) from:
Unaffiliated investments	$18,972,128	$4,840,944	$1,640,690	$2,051,025	$1,119,530	$23,013,550	$(1,988,251)
Sale of affiliated investment company shares	—	—	—	—	—	—	(7,262)
Swap contracts	—	—	—	—	—	—	2,307,142
Foreign currency transactions	—	619	—	—	—	(4,306,055)	(619)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,681,988)	(11,393,450)	2,568,392	379,296	2,487,429	(32,677,153)	(4,923,071)
Investments in affiliated investment company shares	—	—	—	—	—	—	(86,258)
Futures contracts	—	—	—	—	—	—	5,535
Swap contracts	—	—	—	—	—	—	(437,340)
Forward foreign currency exchange contracts	—	—	—	—	—	—	(140)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	—	—	—	—	(35,399)	20,638
Net realized and unrealized gains (losses) on investments and foreign currency transactions	17,290,140	(6,551,887)	4,209,082	2,430,321	3,606,959	(14,005,057)	(5,109,626)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,953,613	$(4,825,492)	$4,069,508	$2,459,190	$4,901,026	$(10,032,877)	$(174,816)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
OPERATIONS:
Net investment income (loss)	$(336,527)	$62,370	$1,726,395	$2,767,177
Net realized gains on investments	18,972,128	23,070,730	4,841,563	13,077,655
Net change in unrealized appreciation (depreciation) on investments	(1,681,988)	32,528,372	(11,393,450)	6,970,898
Net increase (decrease) in net assets resulting from operations	16,953,613	55,661,472	(4,825,492)	22,815,730

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investment Class shares	—	—	—	(92,892)
Institutional Class shares	—	(83,014)	—	(2,679,991)
Net realized capital gains:
Investment Class shares	—	(5,345,348)	—	(529,991)
Institutional Class shares	—	(13,199,444)	—	(12,564,148)
Total distributions to shareholders	—	(18,627,806)	—	(15,867,022)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	1,729,691	1,303,759	337,212	910,198
Shares issued as reinvestment of distributions	—	5,238,090	—	607,100
Shares redeemed	(4,306,870)	(14,751,160)	(994,393)	(5,436,320)
Net decrease in net assets from Investment Class share transactions	(2,577,179)	(8,209,311)	(657,181)	(3,919,022)

Institutional Class shares:
Shares sold	60,791,331	41,145,232	118,345,538	24,380,834
Shares issued as reinvestment of distributions	—	12,550,610	—	15,150,692
Shares redeemed	(43,520,746)	(62,483,304)	(19,507,315)	(69,699,659)
Net increase (decrease) in net assets from Institutional Class share transactions	17,270,585	(8,787,462)	98,838,223	(30,168,133)

Net increase (decrease) in net assets	31,647,019	20,036,893	93,355,550	(27,138,447)

NET ASSETS:
Beginning of period	234,838,327	214,801,434	158,469,812	185,608,259
End of period	$266,485,346	$234,838,327	$251,825,362	$158,469,812

Accumulated net investment income (loss), end of period	$(336,527)	$—	$1,727,014	$—

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
OPERATIONS:
Net investment income (loss)	$(139,574)	$(230,978)	$28,869	$1,156
Net realized gains on investments	1,640,690	4,094,232	2,051,025	3,862,700
Net change in unrealized appreciation (depreciation) on investments	2,568,392	1,518,666	379,296	(939,024)
Net increase in net assets resulting from operations	4,069,508	5,381,920	2,459,190	2,924,832

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains:
Investment Class shares	—	(1,097,621)	—	(709,839)
Institutional Class shares	—	(3,329,032)	—	(3,781,888)
Total distributions to shareholders	—	(4,426,653)	—	(4,491,727)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	1,079,963	14,638,488	338,326	1,117,553
Shares issued as reinvestment of distributions	—	1,041,243	—	689,265
Shares redeemed	(2,671,229)	(13,152,021)	(671,244)	(4,390,773)
Net increase (decrease) in net assets from Investment Class share transactions	(1,591,266)	2,527,710	(332,918)	(2,583,955)

Institutional Class shares:
Shares sold	14,406,543	18,566,543	18,730,139	15,355,723
Shares issued as reinvestment of distributions	—	3,308,750	—	3,772,200
Shares redeemed	(6,144,006)	(14,460,998)	(3,387,506)	(15,548,502)
Net increase in net assets from Institutional Class share transactions	8,262,537	7,414,295	15,342,633	3,579,421

Net increase (decrease) in net assets	10,740,779	10,897,272	17,468,905	(571,429)

NET ASSETS:
Beginning of period	47,984,451	37,087,179	40,224,351	40,795,780
End of period	$58,725,230	$47,984,451	$57,693,256	$40,224,351

Accumulated net investment income (loss), end of period	$(139,574)	$—	$30,025	$1,156

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$1,294,067	$2,600,534	$3,972,180	$3,180,903
Net realized gains on investments and foreign currency transactions	1,119,530	12,583,104	18,707,495	15,094,926
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	2,487,429	17,971,304	(32,712,552)	52,204,776
Net increase (decrease) in net assets resulting from operations	4,901,026	33,154,942	(10,032,877)	70,480,605

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investment Class shares	—	(1,946,012)	—	(2,976)
Institutional Class shares	—	(555,678)	—	(1,689,353)
Net realized capital gains:
Investment Class shares	—	(10,494,187)	—	—
Institutional Class shares	—	(2,473,623)	—	—
Total distributions to shareholders	—	(15,469,500)	—	(1,692,329)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	$8,436,409	$19,689,466	$535,489	$2,292,119
Shares issued as reinvestment of distributions	—	11,943,752	—	2,853
Redemption fees (Note 2)	—	—	132	10
Shares redeemed	(10,334,530)	(28,829,164)	(1,706,645)	(11,034,460)
Net increase (decrease) in net assets from Investment Class share transactions	(1,898,121)	2,804,054	(1,171,024)	(8,739,478)

Institutional Class shares:
Shares sold	2,040,426	3,066,897	144,030,727	76,449,497
Shares issued as reinvestment of distributions	—	2,507,629	—	1,646,137
Redemption fees (Note 2)	—	—	107	635
Shares redeemed	(2,105,294)	(15,185,693)	(57,296,632)	(52,433,552)
Net increase (decrease) in net assets from Institutional Class share transactions	(64,868)	(9,611,167)	86,734,202	25,662,717

Net increase in net assets	2,938,037	10,878,329	75,530,301	85,711,515

NET ASSETS:
Beginning of period	184,407,708	173,529,379	355,312,028	269,600,513
End of period	$187,345,745	$184,407,708	$430,842,329	$355,312,028

Accumulated net investment income, end of period	$1,517,072	$223,005	$830,355	$1,164,230

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE INCOME OPPORTUNITIES FUND
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$4,934,810	$12,972,402
Net realized gains on unaffiliated investments, sale of affiliated investment company shares, written option contracts, swap contracts, forward currency contracts and foreign currency transactions	311,010	2,958,790
Long-term capital gain distributions from affiliated funds	—	1,090
Net change in unrealized appreciation (depreciation) on affiliated and unaffiliated investments, swap contracts and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(5,420,636)	5,169,869
Net increase (decrease) in net assets resulting from operations	(174,816)	21,102,151

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investment Class shares	—	(252,971)
Institutional Class shares	—	(12,802,854)
Net realized capital gains:
Investment Class shares	—	(23,429)
Institutional Class shares	—	(1,122,003)
Total distributions to shareholders	—	(14,201,257)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	381,551	7,558,909
Shares issued as reinvestment of distributions	—	270,908
Shares redeemed	(5,202,769)	(2,467,223)
Net increase (decrease) in net assets from Investment Class share transactions	(4,821,218)	5,362,594

Institutional Class shares:
Shares sold	58,211,186	43,898,687
Shares issued as reinvestment of distributions	—	13,781,761
Shares redeemed	(34,974,735)	(151,206,477)
Net increase (decrease) in net assets from Institutional Class share transactions	23,236,451	(93,526,029)

Net increase (decrease) in net assets	18,240,417	(81,262,541)

NET ASSETS:
Beginning of period	316,636,468	397,899,009
End of period	$334,876,885	$316,636,468

Accumulated (distributions in excess of) net investment income, end of period	$4,429,721	$(393,090)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
Net asset value, beginning of period	$39.53		$33.93	$36.82	$38.66	$41.60	$34.70

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.11)		(0.08)	0.04	(0.14)	(0.26)	(0.02)
Net realized and unrealized gains on investments	3.13		9.24	1.26	2.53	3.61	10.38
Total from investment operations	3.02		9.16	1.30	2.39	3.35	10.36

Less distributions:
From net investment income	—		—	(0.01)	—	—	—
From realized capital gains	—		(3.56)	(4.18)	(4.23)	(6.29)	(3.46)
Total distributions	—		(3.56)	(4.19)	(4.23)	(6.29)	(3.46)

Net asset value, end of period	$42.55		$39.53	$33.93	$36.82	$38.66	$41.60

Total return (b)	7.64	%(c)	26.93%	3.33%	6.18%	7.97%	30.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$66,338		$64,130	$62,634	$107,381	$103,733	$113,495
Operating expenses (e)	1.31	%(d)	1.30%	1.32%	1.33%	1.38%	1.36%
Net investment income (loss)	(0.19	%)(d)	(0.21%)	0.10%	(0.34%)	(0.61%)	(0.05%)
Portfolio turnover rate	44	%(c)	51%	75%	104%	62%	136%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses to average net assets excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.31%(d), 1.30%, 1.32%, 1.34%, 1.38% and 1.36% for the periods ended June 30, 2018, December 31, 2017, 2016, 2015, 2014 and 2013, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014		Year Ended 12/31/2013
Net asset value, beginning of period	$42.53		$36.19	$39.04	$40.62	$43.28		$35.94

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.04)		0.05	0.15	(0.01)	(0.13)		0.10
Net realized and unrealized gains on investments	3.37		9.87	1.34	2.66	3.76		10.77
Total from investment operations	3.33		9.92	1.49	2.65	3.63		10.87

Less distributions:
From net investment income	—		(0.02)	(0.16)	—	(0.00	)(b)	(0.07)
From realized capital gains	—		(3.56)	(4.18)	(4.23)	(6.29)		(3.46)
Total distributions	—		(3.58)	(4.34)	(4.23)	(6.29)		(3.53)

Net asset value, end of period	$45.86		$42.53	$36.19	$39.04	$40.62		$43.28

Total return (c)	7.83	%(d)	27.35%	3.61%	6.52%	8.32%		30.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$200,148		$170,708	$152,167	$122,219	$134,534		$243,622
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	0.97	%(e)	0.98%	1.04%	1.01%	1.06%		1.05%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	0.97	%(e)	0.98%	1.04%	1.01%	1.06%		1.06%
Net investment income (loss)	(0.52	%)(e)	0.11%	0.37%	(0.02%)	(0.29%)		0.23%
Portfolio turnover rate	44	%(d)	51%	75%	104%	62%		136%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Annualized.
(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.97%(e), 0.98%, 1.04%, 1.02%, 1.06% and 1.05% for periods ended June 30, 2018, December 31, 2017, 2016, 2015, 2014 and 2013, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
Net asset value, beginning of period	$21.18		$20.40	$18.62	$21.19	$21.44	$15.86

Income (loss) from investment operations:
Net investment income (a)	0.14		0.30	0.37	0.20	0.18	0.16
Net realized and unrealized gains (losses) on investments	(0.57)		2.67	2.56	(1.33)	2.14	5.64
Total from investment operations	(0.43)		2.97	2.93	(1.13)	2.32	5.80

Less distributions:
From net investment income	—		(0.30)	(0.14)	(0.19)	(0.23)	(0.14)
From realized capital gains	—		(1.89)	(1.01)	(1.25)	(2.34)	(0.08)
Total distributions	—		(2.19)	(1.15)	(1.44)	(2.57)	(0.22)

Net asset value, end of period	$20.75		$21.18	$20.40	$18.62	$21.19	$21.44

Total return (b)	(2.03	%)(c)	14.64%	15.73%	(5.33%)	10.77%	36.54%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,765		$6,547	$10,112	$52,864	$61,566	$61,800
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.23	%(d)	1.26%	1.26%	1.27%	1.29%	1.24%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.23	%(d)	1.26%	1.27%	1.29%	1.30%	1.25%
Net investment income	1.32	%(d)	1.38%	1.87%	0.96%	0.80%	0.87%
Portfolio turnover rate	24	%(c)	39%	174%	55%	57%	101%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.22%(d), 1.26%, 1.26%, 1.27%, 1.29% and 1.24% for the periods ended June 30, 2018, December 31, 2017, 2016, 2015, 2014 and 2013, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
Net asset value, beginning of period	$20.95		$20.20	$18.67	$21.24	$21.48	$15.89

Income (loss) from investment operations:
Net investment income (a)	0.17		0.36	0.40	0.26	0.24	0.22
Net realized and unrealized gains (losses) on investments	(0.57)		2.65	2.55	(1.33)	2.14	5.63
Total from investment operations	(0.40)		3.01	2.95	(1.07)	2.38	5.85

Less distributions:
From net investment income	—		(0.37)	(0.41)	(0.25)	(0.28)	(0.18)
From realized capital gains	—		(1.89)	(1.01)	(1.25)	(2.34)	(0.08)
Total distributions	—		(2.26)	(1.42)	(1.50)	(2.62)	(0.26)

Net asset value, end of period	$20.55		$20.95	$20.20	$18.67	$21.24	$21.48

Total return (b)	(1.91	%)(c)	14.99%	15.78%	(5.07%)	11.05%	36.85%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$246,060		$151,923	$175,497	$53,343	$63,499	$111,550
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	0.96	%(d)	0.98%	1.04%	1.01%	1.00%	0.95%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	0.96	%(d)	0.98%	1.05%	1.02%	1.01%	0.97%
Net investment income	1.66	%(d)	1.67%	2.09%	1.23%	1.09%	1.13%
Portfolio turnover rate	24	%(c)	39%	174%	55%	57%	101%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.95%(d), 0.98%, 1.04%, 1.01%, 1.00% and 0.95% for the periods ended June 30, 2018, December 31, 2017, 2016, 2015, 2014 and 2013, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
Net asset value, beginning of period	$25.05		$24.41	$22.64	$23.44	$24.95	$18.06

Income (loss) from investment operations:
Net investment loss (a)	(0.10)		(0.19)	(0.15)	(0.15)	(0.25)	(0.16)
Net realized and unrealized gains on investments	2.29		3.51	4.80	0.70	1.09	7.59
Total from investment operations	2.19		3.32	4.65	0.55	0.84	7.43

Less distributions:
From realized capital gains	—		(2.68)	(2.88)	(1.35)	(2.35)	(0.54)

Net asset value, end of period	$27.24		$25.05	$24.41	$22.64	$23.44	$24.95

Total return (b)	8.74	%(c)	13.66%	20.44%	2.29%	3.44%	41.25%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,656		$11,386	$8,633	$12,642	$11,398	$9,582
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.33	%(d)	1.48%	1.51%	1.46%	1.50%	1.47%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.57	%(d)	1.64%	1.60%	1.64%	1.55%	1.62%
Net investment loss	(0.75	%)(d)	(0.75%)	(0.57%)	(0.59%)	(1.00%)	(0.75%)
Portfolio turnover rate	46	%(c)	110%	114%	63%	77%	88%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.60%, 1.64%, 1.54% and 1.61% for the years ended December 31, 2016, 2015, 2014 and 2013, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
Net asset value, beginning of period	$27.14		$26.18	$24.04	$24.75	$26.14	$18.89

Income (loss) from investment operations:
Net investment loss (a)	(0.07)		(0.14)	(0.08)	(0.07)	(0.18)	(0.15)
Net realized and unrealized gains on investments	2.48		3.78	5.10	0.71	1.14	7.99
Total from investment operations	2.41		3.64	5.02	0.64	0.96	7.84

Less distributions:
From net investment income	—		—	—	—	—	(0.05)
From realized capital gains	—		(2.68)	(2.88)	(1.35)	(2.35)	(0.54)
Total distributions	—		(2.68)	(2.88)	(1.35)	(2.35)	(0.59)

Net asset value, end of period	$29.55		$27.14	$26.18	$24.04	$24.75	$26.14

Total return (b)	8.88	%(c)	13.96%	20.79%	2.53%	3.75%	41.58%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$48,069		$36,599	$28,454	$14,414	$15,483	$24,013
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.08	%(d)	1.23%	1.27%	1.19%	1.20%	1.19%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.27	%(d)	1.34%	1.33%	1.36%	1.24%	1.20%
Net investment loss	(0.50	%)(d)	(0.47%)	(0.32%)	(0.28%)	(0.70%)	(0.54%)
Portfolio turnover rate	46	%(c)	110%	114%	63%	77%	88%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.33%, 1.35%, 1.19% and 1.18% for the years ended December 31, 2016, 2015, 2014 and 2013, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015		Year Ended 12/31/2014	Year Ended 12/31/2013
Net asset value, beginning of period	$22.99		$23.75	$20.74	$22.86		$24.33	$17.40

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)		(0.05)	0.10	0.01		(0.08)	(0.03)
Net realized and unrealized gains (losses) on investments	1.14		2.09	4.99	(0.89)		1.53	7.62
Total from investment operations	1.13		2.04	5.09	(0.88)		1.45	7.59

Less distributions:
From net investment income	—		—	(0.09)	(0.00	)(b)	—	(0.00	)(b)
From capital gains	—		(2.80)	(1.99)	(1.24)		(2.92)	(0.66)
Total distributions	—		(2.80)	(2.08)	(1.24)		(2.92)	(0.66)

Net asset value, end of period	$24.12		$22.99	$23.75	$20.74		$22.86	$24.33

Total return (c)	4.92	%(d)	8.65%	24.86%	(3.83%)		6.17%	43.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,269		$6,305	$9,097	$14,287		$14,120	$13,688
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.32	%(e)	1.45%	1.51%	1.49%		1.49%	1.49%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.58	%(e)	1.69%	1.60%	1.67%		1.56%	1.58%
Net investment income (loss)	(0.10	%)(e)	(0.25%)	0.48%	0.06%		(0.35%)	(0.13%)
Portfolio turnover rate	37	%(d)	88%	99%	49%		53%	60%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Annualized.
(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.57%(e), 1.67%, 1.59%, 1.67%, 1.55% and 1.57% for the periods ended June 30, 2018, December 31, 2017, 2016, 2015, 2014 and 2013, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
Net asset value, beginning of period	$23.49		$24.14	$21.08	$23.21	$24.59	$17.58

Income (loss) from investment operations:
Net investment income (loss) (a)	0.02		0.01	0.16	0.08	(0.02)	0.00 (b)
Net realized and unrealized gains (losses) on investments	1.16		2.14	5.08	(0.90)	1.56	7.74
Total from investment operations	1.18		2.15	5.24	(0.82)	1.54	7.74

Less distributions:
From net investment income	—		—	(0.19)	(0.07)	—	(0.07)
From realized capital gains	—		(2.80)	(1.99)	(1.24)	(2.92)	(0.66)
Total distributions	—		(2.80)	(2.18)	(1.31)	(2.92)	(0.73)

Net asset value, end of period	$24.67		$23.49	$24.14	$21.08	$23.21	$24.59

Total return (c)	5.02	%(d)	8.97%	25.16%	(3.52%)	6.47%	44.16%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$51,424		$33,919	$31,698	$13,727	$15,655	$24,934
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.07	%(e)	1.19%	1.27%	1.18%	1.17%	1.20%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (f)	1.27	%(e)	1.37%	1.33%	1.36%	1.23%	1.19%
Net investment income (loss)	0.15	%(e)	0.07%	0.73%	0.36%	(0.07%)	(0.01%)
Portfolio turnover rate	37	%(d)	88%	99%	49%	53%	60%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Annualized.
(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.26%(e), 1.35%, 1.32%, 1.35%, 1.21% and 1.18% for the periods ended June 30, 2018, December 31, 2017, 2016, 2015, 2014 and 2013, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Year Ended 12/31/2016		Year Ended 12/31/2015		Year Ended 12/31/2014	Year Ended 12/31/2013
Net asset value, beginning of period	$20.83		$18.86	$17.78		$18.01		$16.22	$12.43

Income (loss) from investment operations:
Net investment income (a)	0.14		0.29	0.27		0.24		0.23	0.19
Net realized and unrealized gains (losses) on investments	0.42		3.52	1.96		(0.22)		1.78	3.80
Total from investment operations	0.56		3.81	2.23		0.02		2.01	3.99

Less distributions:
From net investment income	—		(0.27)	(0.39)		(0.25)		(0.22)	(0.20)
From realized capital gains	—		(1.57)	(0.76)		—		—	—
Total distributions	—		(1.84)	(1.15)		(0.25)		(0.22)	(0.20)

Net asset value, end of period	$21.39		$20.83	$18.86		$17.78		$18.01	$16.22

Total return (b)	2.69	%(c)	20.20%	12.51%		0.08%		12.38%	32.10%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$151,375		$149,342	$132,669		$159,709		$204,465	$139,354
Operating expenses	0.57	%(d)	0.62%	0.67	%(e)	0.64	%(e)	0.65%	0.68%
Net investment income	1.35	%(d)	1.39%	1.49%		1.35%		1.32%	1.33%
Portfolio turnover rate	1	%(c)	3%	5%		6%		3%	2%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.67% and 0.64% for the years ended December 31, 2016 and 2015, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Year Ended 12/31/2016		Year Ended 12/31/2015		Year Ended 12/31/2014	Year Ended 12/31/2013
Net asset value, beginning of period	$20.83		$18.85	$17.78		$18.00		$16.21	$12.41

Income (loss) from investment operations:
Net investment income (a)	0.17		0.35	0.33		0.29		0.26	0.22
Net realized and unrealized gains (losses) on investments	0.41		3.53	1.95		(0.22)		1.79	3.81
Total from investment operations	0.58		3.88	2.28		0.07		2.05	4.03

Less distributions:
From net investment income	—		(0.33)	(0.45)		(0.29)		(0.26)	(0.23)
From realized capital gains	—		(1.57)	(0.76)		—		—	—
Total distributions	—		(1.90)	(1.21)		(0.29)		(0.26)	(0.23)

Net asset value, end of period	$21.41		$20.83	$18.85		$17.78		$18.00	$16.21

Total return (b)	2.78	%(c)	20.57%	12.81%		0.36%		12.60%	32.48%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$35,971		$35,066	$40,860		$59,065		$67,500	$59,565
Operating expenses	0.33	%(d)	0.33%	0.36	%(e)	0.41	%(e)	0.44%	0.46%
Net investment income	1.59	%(d)	1.67%	1.80%		1.59%		1.53%	1.55%
Portfolio turnover rate	1	%(c)	3%	5%		6%		3%	2%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of operating expenses excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.36% and 0.41% for the years ended December 31, 2016 and 2015, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
Net asset value, beginning of period	$11.19		$8.92	$8.90	$9.06	$9.70	$8.34

Income (loss) from investment operations:
Net investment income (a)	0.09		0.08	0.10	0.09	0.09	0.03
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.34)		2.20	0.07	(0.23)	(0.71)	1.54
Total from investment operations	(0.25)		2.28	0.17	(0.14)	(0.62)	1.57

Less distributions:
From net investment income	—		(0.01)	(0.15)	(0.02)	(0.02)	(0.00	)(b)
From realized capital gains	—		—	—	—	—	(0.21)
Total distributions	—		(0.01)	(0.15)	(0.02)	(0.02)	(0.21)

Redemption fees (Note 2)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	—	—

Net asset value, end of period	$10.94		$11.19	$8.92	$8.90	$9.06	$9.70

Total return (c)	(2.23	%)(d)	25.54%	1.88%	(1.55%)	(6.38%)	18.95%

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017		Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014		Year Ended 12/31/2013
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,952		$4,176		$11,290	$3,438	$11,371		$2,410
Operating expenses including dividends and rebates on securities sold short and interest expense, after fee reductions and expense reimbursements and fees paid indirectly (e)	1.51	%(f)	1.51	%(g)	1.52%	1.50%	1.50%		1.85	%(g)
Operating expenses including dividends and rebates on securities sold short and interest expense, before fee reductions and expense reimbursements and fees paid indirectly (e)	1.60	%(f)	1.55%		1.65%	1.75%	1.71	%(h)	1.93	%(h)
Net investment income	1.84	%(f)	0.87%		1.19%	0.99%	0.97%		0.38%
Portfolio turnover rate	154	%(d)	62%		79%	84%	176%		368%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.
(f)	Annualized.
(g)

The operating expense ratios include the expenses related to foreign currency exchange contracts or investing in securities sold short. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.50% for years ended December 31, 2017 and 2013.

(h)

The ratio of operating expenses including dividends and rebates on securities sold short and interest expense, before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.71% and 1.93% for the years ended December 31, 2014 and 2013, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
Net asset value, beginning of period	$11.04		$8.81	$8.78	$8.99	$9.64	$8.38

Income (loss) from investment operations:
Net investment income (a)	0.11		0.10	0.12	0.09	0.09	0.08
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.35)		2.18	0.07	(0.21)	(0.68)	1.51
Total from investment operations	(0.24)		2.28	0.19	(0.12)	(0.59)	1.59

Less distributions:
From net investment income	—		(0.05)	(0.16)	(0.09)	(0.06)	(0.12)
From realized capital gains	—		—	—	—	—	(0.21)
Total distributions	—		(0.05)	(0.16)	(0.09)	(0.06)	(0.33)

Redemption fees (Note 2)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	—	—

Net asset value, end of period	$10.80		$11.04	$8.81	$8.78	$8.99	$9.64

Total return (c)	(2.17	%)(d)	25.92%	2.16%	(1.37%)	(6.16%)	19.10%

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017		Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014		Year Ended 12/31/2013
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$427,891		$351,136		$258,311	$176,937	$165,048		$45,897
Operating expenses including dividends and rebates on securities sold short and interest expense, after fee reductions and expense reimbursements and fees paid indirectly (e)	1.26	%(f)	1.26	%(g)	1.27%	1.25%	1.25%		1.61	%(g)
Operating expenses including dividends and rebates on securities sold short and interest expense, before fee reductions and expense reimbursements and fees paid indirectly (e)	1.26	%(f)	1.26%		1.32%	1.29%	1.31	%(h)	1.87	%(h)
Net investment income	2.00	%(f)	1.02%		1.44%	1.00%	0.96%		0.88%
Portfolio turnover rate	154	%(d)	62%		79%	84%	176%		368%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.
(f)	Annualized.
(g)

The operating expense ratios include the expenses related to foreign currency exchange contracts or investing in securities sold short. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.25% for the years ended December 31, 2017 and 2013.

(h)

The ratio of operating expenses including dividends and rebates on securities sold short and interest expense, before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.31% and 1.87% for the years ended December 31, 2014 and 2013, respectively (Notes 3 and 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017		Period Ended 12/31/2016*
Net asset value, beginning of period	$10.25		$10.14		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.15		0.35		0.21
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.16)		0.22		0.18
Total from investment operations	(0.01)		0.57		0.39

Less distributions:
From net investment income	—		(0.42)		(0.18)
From realized capital gains	—		(0.04)		(0.07)
Total distributions	—		(0.46)		(0.25)

Net asset value, end of period	$10.24		$10.25		$10.14

Total return (b)	(0.10	%)(c)	5.60%		3.92	%(c)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,566		$6,409		$1,102
Operating expenses after expense reimbursements (d)	1.15	%(e)	1.17	%(f)	1.15	%(e)
Operating expense before expense reimbursements (d)	1.17	%(e)	1.23%		1.26	%(e)
Net investment income	2.68	%(e)	3.28%		2.83	%(e)
Portfolio turnover rate	86	%(c)	88%		74	%(c)

*	Commenced operations on March 30, 2016.
(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)	Annualized.
(f)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended 12/31/2017		Period Ended 12/31/2016*
Net asset value, beginning of period	$10.22		$10.10		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.16		0.37		0.25
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.16)		0.22		0.13
Total from investment operations	(0.00)		0.59		0.38

Less distributions:
From net investment income	—		(0.43)		(0.21)
From realized capital gains	—		(0.04)		(0.07)
Total distributions	—		(0.47)		(0.28)

Net asset value, end of period	$10.22		$10.22		$10.10

Total return (b)	0.00%		5.84%		3.82	%(c)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$333,311		$310,227		$396,797
Operating expenses (d)	0.88	%(e)	0.92	%(f)	0.86	%(e)
Net investment income	3.01	%(e)	3.49%		3.11	%(e)
Portfolio turnover rate	86	%(c)	88%		74	%(c)

*	Commenced operations on March 30, 2016.
(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds.
(e)	Annualized.
(f)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements June 30, 2018 (Unaudited)

1. Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and collectively the “Portfolios”). The Company accounts separately for the assets, liabilities and operations of each series.

The investment objective of Large Company Growth Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap growth sub-category.

The investment objective of Large Company Value Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap value sub-category.

The investment objective of Small Company Growth Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap growth sub-category.

The investment objective of Small Company Value Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap value sub-category.

The investment objective of Wilshire 5000 IndexSM Fund is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM before the deduction of the Portfolio’s expenses.

The investment objective of Wilshire International Equity Fund is capital appreciation.

The primary investment objective of Wilshire Income Opportunities Fund is to maximize current income. Long-term capital appreciation is a secondary objective.

Each of the Portfolios currently offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges except that the Investment Class has exclusive voting rights for its service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of such Portfolio. Each class of shares differs with respect to its service and distribution expenses.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolios follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Use of estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

New Accounting Pronouncement – In March, 2017, FASB issued Accounting Standards Update No. 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (the “ASU”). The ASU shortens the amortized period for callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying the ASU.

Security valuation – Securities listed or traded on U.S. exchanges, including options, futures and swap contracts, are valued at the last sales price on the exchange where they are principally traded. In the absence of a current quotation, a security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, a security is valued at the mean between the last bid and asked prices. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, a security is valued at the mean between the last bid and asked prices. Debt securities are typically valued at an evaluated bid price by a third-party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other inputs designed to identify the market value for such securities. Third-party pricing agents often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Portfolios’ pricing agent for such securities, if available. Otherwise such securities are valued at amortized cost if the Pricing Committee concludes it approximates fair value. Equity securities primarily traded on a foreign exchange are typically valued daily at a price as provided by an independent pricing service, which is an estimate of the fair value price. Foreign currency contracts, including forward contracts, are valued at the applicable translation rates as supplied by the third-party pricing vendor. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted by the Board of Directors (the “Board”) or as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (the “Adviser”), one of whom is an officer of the Company, or by the Company’s Valuation Committee. Fair value is

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

defined as the amount the owner of a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Company’s valuation procedures. Significant events may include, but are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Wilshire International Equity Fund uses ICE Data Services (“ICE”) as a third-party pricing agent. ICE provides a daily fair value for foreign securities in Wilshire International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE. These factors are used to value Wilshire International Equity Fund’s securities without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Company’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the six months ended June 30, 2018, there have been no significant changes to the Portfolios’ fair value methodologies.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

The following is a summary of the inputs used to value the Portfolios’ investments as of June 30, 2018:

Large Company Growth Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$249,924,627	$—	$—	$249,924,627
Money Market Funds	5,966,505	—	—	5,966,505
Total	$255,891,132	$—	$—	$255,891,132

Large Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$231,240,751	$—	$—	$231,240,751
Money Market Funds	7,620,860	—	—	7,620,860
Total	$238,861,611	$—	$—	$238,861,611

Small Company Growth Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$52,993,162	$—	$—	$52,993,162
Rights	—	—	0*	0
Money Market Funds	4,675,674	—	—	4,675,674
Total	$57,668,836	$—	$0	$57,668,836

Small Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$51,294,007	$—	$—	$51,294,007
Money Market Funds	2,816,220	—	—	2,816,220
Total	$54,110,227	$—	$—	$54,110,227

Wilshire 5000 IndexSM Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$185,632,627	$—	$—	$185,632,627
Preferred Stocks	845	—	—	845
Rights	—	—	5,044*	5,044
Money Market Funds	3,318,820	—	—	3,318,820
Total	$188,952,292	$—	$5,044	$188,957,336

Wilshire International Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$109,049,868	$260,995,740	$—	$370,045,608
Preferred Stocks	351,601	1,443,283	—	1,794,884
Rights	—	—	0*	0
Exchange-Traded Funds	10,540,208	—	—	10,540,208
Money Market Funds	29,292,538	—	—	29,292,538
Total	$149,234,215	$262,439,023	$0	$411,673,238

*	Includes securities that have been fair valued at $0.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$50,020,092	$—	$50,020,092
Agency Mortgage-Backed Obligations	—	11,336,804	—	11,336,804
Non-Agency Mortgage-Backed Obligations	—	41,108,246	—	41,108,246
Non-Agency Mortgage-Backed Obligation Interest-Only Strips	—	8,429,526	—	8,429,526
Asset-Backed Securities	—	8,477,558	—	8,477,558
Collateralized Loan Obligations	—	10,492,125	—	10,492,125
Investment Grade Corporate Obligations	—	21,478,467	—	21,478,467
High Yield Corporate Obligations	—	16,069,890	—	16,069,890
Foreign Bonds	—	63,061,616	—	63,061,616
Loan Participations	—	33,422,376	—	33,422,376
Military Housing Obligations	—	6,012,597	—	6,012,597
Common Stocks	2,216,095	—	—	2,216,095
Preferred Stocks	—	2,217,455	—	2,217,455
Affiliated Registered Investment Companies	24,692,330	—	—	24,692,330
Money Market Funds	48,677,042	—	—	48,677,042
Total	$75,585,467	$272,126,752	$—	$347,712,219
Other Financial Instruments**
Futures Contracts Sold Short	$5,535	$—	$—	$5,535
Forward Foreign Currency Contracts	$(140)	$—	$—	$(140)

**

Other financial instruments are derivative financial instruments not reflected in the Schedules of Investments, such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Refer to the Portfolios’ Schedules of Investments for a listing of the securities by industry or sector type. It is the Portfolios’ policy to recognize transfers between Levels at the end of the reporting period. As of June 30, 2018, the Portfolios did not have any transfers between Levels. In addition, Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Value Portfolio and Wilshire Income Opportunities Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2018. Small Company Growth Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund held rights that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0, $5,044 and $0, respectively. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when a Portfolio has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

Option Transactions – Wilshire Income Opportunities Fund may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options are traded on a national securities exchange or an over-the-counter market. When the Portfolio writes or purchases a covered call or put option, an amount equal to the premium received is included as a liability in the Portfolio’s statement of assets and liabilities. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Portfolio has no control over whether the underlying securities are subsequently sold (call) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When the Portfolio purchases a call or put option, an amount equal to the premium paid is included as an investment in the Portfolio’s statement of assets and liabilities, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If the Portfolio exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

Transactions in options purchased by Wilshire Income Opportunities Fund during the six months ended June 30, 2018 were as follows:

	Option Contracts	Option Premiums
Options outstanding at beginning of period	—	$—
Options purchased	1,028	280,484
Options sold	(1,028)	(280,484)
Options outstanding at end of period	—	$—

There were no transactions in written option contracts by Wilshire Income Opportunities Fund during the six months ended June 30, 2018.

Interest Rate Swaps – Wilshire Income Opportunities Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed-rate bonds held by the Portfolio may decrease if interest rates rise. In order to reduce such risks, the Portfolio may enter into interest rate swaps.

Interest rate swaps involve the exchange of commitments to pay and receive a fixed or floating rate of interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions that will affect their value or cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the swap’s remaining life. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash to the counterparty. Net periodic interest payments to be received or paid are accrued and settled daily and are recorded as interest income on the Statements of Operations. Interest rate swaps are marked-to-market daily and the change is recorded as

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

an unrealized gain (loss) on swap contracts on the Statements of Operations. The average monthly notional value of interest rate swaps for Wilshire Income Opportunities Fund during the six months ended June 30, 2018 was $48,458,333. Wilshire Income Opportunities Fund held no interest rate swap contracts as of June 30, 2018.

Reverse Repurchase Agreements – Wilshire Income Opportunities Fund may enter into reverse repurchase agreements for investment purposes. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. At the time the Portfolio enters into a reverse repurchase agreement, it segregates cash, cash equivalents, or other liquid assets, including equity securities and debt securities, at least equal in value to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Interest incurred from the sale of reverse repurchase agreements is listed as Interest Expense on the Statements of Operations. Wilshire Income Opportunities Fund entered into no reverse repurchase agreements during the six months ended June 30, 2018.

Securities traded on a “to-be-announced” basis – Wilshire Income Opportunities Fund occasionally trades securities on a “to-be-announced” (“TBA”) basis. In a TBA transaction, the Portfolio has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. TBA securities, if any, are noted as such on the Portfolio’s Schedule of Investments.

Investment transactions and investment income – Investment transactions are recorded on a trade-date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. Distributions received on investments that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

Mortgage, asset-backed and collateralized loan securities – Wilshire Income Opportunities Fund may invest in mortgage, asset-backed and collateralized loan securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to owners on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, proceeds from the securities may have to be reinvested at a lower interest rate. This could lower the Portfolio’s return and result in losses to the Portfolio if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Portfolio may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

Stripped Mortgage-Backed Securities (“SMBS”) – Wilshire Income Opportunities Fund may invest in SMBS. SMBS are derivative multi-class mortgage-backed securities which are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Additionally, any prepayment penalties received for an IO are included in interest income on the Statements of Operations.

Loan participations and assignments – Wilshire Income Opportunities Fund may invest in direct debt instruments which are interests in amounts owed to lenders and lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan accounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.

Foreign currency transactions – The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	fair value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Net realized and unrealized gains (losses) from foreign currency related transactions include gains and losses between trade and settlement dates on investment

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Foreign Currency Contracts – Wilshire Income Opportunities Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Portfolio positions or anticipated Portfolio positions. The Portfolio may also engage in currency transactions to enhance the Portfolio’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward foreign currency contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Over-the-Counter (“OTC”) Derivative Contracts – To reduce counterparty risk for OTC transactions, Wilshire Income Opportunities Fund has entered into master netting arrangements, established within the International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Portfolio to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables for certain OTC positions for each individual counterparty. In addition, the Portfolio may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolio. For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Cash Pledged as Collateral on the Statements of Assets and Liabilities. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

The following table presents, by derivative type, Wilshire Income Opportunities Fund’s OTC financial derivative instruments net of the related collateral pledged by counterparty at June 30, 2018:

Counterparty	Financial Derivative Assets	Financial Derivative Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount
Futures contracts**
Goldman Sachs & Co. LLC	$7,243	$(1,708)	$5,535	$(5,535)	$—
Total	$7,243	$(1,708)	$5,535	$(5,535)	$—

*	Collateral pledged is limited to the net outstanding amount from an individual counterparty. The actual collateral amount pledged may exceed the amount and may fluctuate in value.
**

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Futures Contracts Sold Short. Only current days variation margin is reported within the Statement of Assets and Liabilities.

Expense policy – Distribution and shareholder service fees directly attributable to a Class of shares are charged to that class’ operating expenses. Expenses of a Portfolio other than distribution and service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis.

Expenses that are attributable to both the Company and the Wilshire Variable Insurance Trust (an affiliated investment company) are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value (“NAV”) of each Class of each Portfolio’s shares.

Investments in REITs – With respect to each Portfolio, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Master Limited Partnerships (“MLPs”) – Each Portfolio may invest in MLPs, which are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange. MLPs are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP of as much as 2% plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Distributions to shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board in order to avoid the application of a 4% non-deductible Federal excise tax.

Redemption fees – Wilshire International Equity Fund charges a redemption fee of 1% on redemption of its shares held for sixty days or less, subject to certain exceptions. During the periods ended June 30, 2018 and December 31, 2017, Wilshire International Equity Fund collected $239 and $645, respectively, in redemption fees.

3. Investment Adviser and Other Service Providers.

Pursuant to the Advisory Agreement between the Company and the Adviser, the Adviser charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for each of Large Company Growth Portfolio and Large Company Value Portfolio; 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for each of Small Company Growth Portfolio and Small Company Value Portfolio; 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for Wilshire 5000 IndexSM Fund; 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for Wilshire International Equity Fund; and 0.60% of average daily net assets for Wilshire Income Opportunities Fund.

The Adviser has entered into expense limitation agreements with Small Company Growth Portfolio and Small Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, interest, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire International Equity Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, interest, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire Income Opportunities Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, interest, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2019. The Adviser may recoup the amount of any fee reductions or

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

expense reimbursements within three years after the year in which it reduced its fees or reimbursed expenses if the recoupment does not cause a Portfolio’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement.

During the six months ended June 30, 2018, the Adviser reduced fees, reimbursed expenses or recouped fees as follows:

Portfolio	Fees Reductions/ Reimbursements	Fees Recouped
Small Company Growth Portfolio	$51,477	N/A
Small Company Value Portfolio	48,363	N/A
International Equity Fund	1,600	$40,068
Wilshire Income Opportunities Fund	362	N/A

As of June 30, 2018, the amounts of fee reductions and expense reimbursements subject to recovery by the Adviser from Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are $169,331, $171,678, $190,319 and $4,106, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

Portfolio	December 31, 2018	December 31, 2019	December 31, 2020	June 30, 2021
Small Company Growth Portfolio	$38,044	$26,249	$53,561	$51,477
Small Company Value Portfolio	44,399	23,509	55,407	48,363
Wilshire International Equity Fund	41,610	144,932	2,177	1,600
Wilshire Income Opportunities Fund	—	723	3,021	362

The Board has approved Los Angeles Capital Management and Equity Research, Inc. (“L.A. Capital”), Victory Capital Management Inc. (“Victory”), Pzena Investment Management, LLC (“Pzena”), Barrow, Hanley, Mewhinney and Strauss, LLC (“BHMS”), Ranger Investment Management, LLC (“Ranger”), NWQ Investment Management Company, LP (“NWQ”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), DoubleLine® Capital LP (“DoubleLine”), Guggenheim Partners Investment Management, LLC (“Guggenheim”), WCM Investment Management (“WCM”), Voya Investment Management Co. LLC (“Voya”) and Manulife Asset Management (US) LLC (“Manulife”) (collectively the “Sub-Advisers”) to provide sub-advisory services for the Portfolios. L.A. Capital, Loomis Sayles and Victory each manage a portion of Large Company Growth Portfolio. L.A. Capital, Pzena and BHMS each manage a portion of Large Company Value Portfolio. L.A. Capital and Ranger each manage a portion of Small Company Growth Portfolio. L.A. Capital and NWQ each manage a portion of Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for Wilshire 5000 IndexSM Fund. L.A. Capital, Pzena and WCM each manage a portion of Wilshire International Equity Fund. DoubleLine, Guggenheim, Voya and Manulife each manage a portion of Wilshire Income Opportunities Fund.

The Sub-Advisers are subject to the Adviser’s oversight. The fees of the Sub-Advisers are paid by the Adviser.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

DST Systems, Inc. serves as the Company’s transfer agent and dividend disbursing agent. The Northern Trust Company (“NTC”) serves as the Company’s custodian. Ultimus Fund Solutions, LLC (the “Administrator”) serves as the Company’s administrator and accounting agent and Ultimus Fund Distributors, LLC, an affiliate of the Administrator, serves as the Company’s principal underwriter.

Officers’ and Directors’ Expenses – Certain officers of the Company are affiliated with and receive remuneration from the Adviser or the Administrator. The Company does not pay any remuneration to its officers. The Company and the Wilshire Variable Insurance Trust together pay each director who is not an interested person of the Company (“Independent Director”) an annual retainer of $48,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $3,000 for Independent Directors and $4,000 for the Board chair; a telephonic Board meeting fee of $1,500 for Independent Directors and $2,000 for the Board chair; and a telephonic Committee meeting fee of $500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Board has adopted a shareholder services and distribution plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Investment Class Shares of each Portfolio. Under the Plan, each Portfolio may pay up to 0.25% of the value of the average daily net assets attributable to the Investment Class Shares for certain services provided by financial intermediaries or for certain distribution expenses for the purpose of financing any activity intended to result in the sale of Investment Class Shares. During the six months ended June 30, 2018, the distribution and service fee expenses incurred by the Investment Class of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund was 0.25% of the respective average net assets of the Investment Class of each Portfolio. During the six months ended June 30, 2018, the distribution and service fee expenses incurred by the Investment Class of Wilshire 5000 IndexSM Fund was 0.20% of the average net assets of the Investment Class of the Portfolio.

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% of the average daily net assets of Investment Class Shares and Institutional Class Shares, respectively. For the six months ended June 30, 2018, the shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Wilshire Large Company Growth Portfolio	0.132%	0.048%
Wilshire Large Company Value Portfolio	0.072%	0.051%
Wilshire Small Company Growth Portfolio	0.094%	0.056%
Wilshire Small Company Value Portfolio	0.110%	0.048%
Wilshire 5000 IndexSM Fund	0.069%	0.023%
Wilshire International Equity Fund	0.137%	0.039%
Wilshire Income Opportunities Fund	0.091%	0.058%

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

Fees paid indirectly – The Company has a brokerage commission recapture program with SEI Investments Global Funds Services (“SEI”), pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to SEI are used to reduce the Portfolios’ expenses. Under such program, SEI, as introducing broker, retains a portion of the Portfolios’ commissions.

Such commissions rebated to the Portfolios during the six months ended June 30, 2018 were as follows:

Wilshire Large Company Growth Portfolio	$976
Wilshire Large Company Value Portfolio	7,151
Wilshire Small Company Growth Portfolio	—
Wilshire Small Company Value Portfolio	1,511
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	—
Wilshire Income Opportunities Fund	—

For the six months ended June 30, 2018, SEI retained the following commissions:

Wilshire Large Company Growth Portfolio	$177
Wilshire Large Company Value Portfolio	2,604
Wilshire Small Company Growth Portfolio	—
Wilshire Small Company Value Portfolio	780
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	—
Wilshire Income Opportunities Fund	—

5. Investment Transactions.

During the six months ended June 30, 2018, aggregate cost of purchases and proceeds from sales and maturities of investments, other than affiliated investments, short-term investments, short sales and purchases to cover short sales, and U.S. Government securities, were as follows:

Portfolio	Purchases	Sales and Maturities
Wilshire Large Company Growth Portfolio	$103,982,967	$103,368,927
Wilshire Large Company Value Portfolio	131,447,502	48,752,392
Wilshire Small Company Growth Portfolio	24,736,751	22,661,110
Wilshire Small Company Value Portfolio	26,246,922	16,812,181
Wilshire 5000 IndexSM Fund	286,778	1,564,933
Wilshire International Equity Fund	624,965,264	586,499,249
Wilshire Income Opportunities Fund	189,701,388	198,713,509

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

Purchases and sales and maturities of long-term U.S. Government securities during the six months ended June 30, 2018 were:

Portfolio	Purchases	Sales and Maturities
Wilshire Income Opportunities Fund	$71,362,037	$64,242,046

Due to Guggenheim and Voya managing a portion of Wilshire Income Opportunities Fund, certain securities held by such Portfolio are considered affiliated investments. Purchases and sales of shares of affiliated registered investment companies by Wilshire Income Opportunities Fund during the six months ended June 30, 2018 and the value of such investments as of June 30, 2018 were as follows:

Affiliated Investment	Value as of December 31, 2017	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2018	Income Distributions	Capital Gain Distributions
Guggenheim Floating Rate Strategies Fund	$1,222,303	$24,599	$(1,242,131)	$(2,430)	$(2,341)	$—	$24,593	$—
Guggenheim Strategy Fund I	$4,034,258	$45,100	$(4,079,357)	$(4,832)	$4,831	$—	$45,085	$—
Voya Emerging Markets Hard Currency Debt Fund	$—	$3,002,708	$—	$—	$(7,587)	$2,995,121	$3,159	$—
Voya Floating Rate Fund	$—	$14,011,070	$—	$—	$(28,513)	$13,982,557	$12,396	$—
Voya High Yield Bond Fund	$—	$7,767,300	$—	$—	$(52,648)	$7,714,652	$8,174	$—

6. Derivative Transactions.

Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire 5000 IndexSM Fund did not hold any derivative instruments as of or during the six months ended June 30, 2018.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

At June 30, 2018, Wilshire International Equity Fund did not hold any derivative instruments. At June 30, 2018, Wilshire Income Opportunities Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency	Foreign forward currency contracts	Net unrealized appreciation on foreign forward currency contracts	$13,592	Net unrealized depreciation on foreign forward currency contracts	$(13,732)
Total			$13,592		$(13,732)

For the six months ended June 30, 2018, the effect of derivative contracts in Wilshire Income Opportunities Fund’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Equity	Purchased option contracts (a)	$(225,136)	$—
Interest Rate	Swap contracts	2,307,142	(437,340)
Currency	Forward foreign currency exchange contracts	—	(140)
Total		$2,082,006	$(437,480)

(a)	The Statement of Operations location for “Purchased option contracts” is “Net realized and unrealized gains (losses) on unaffiliated investments.”

7. Securities Lending.

Each Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Portfolio may return a portion of the interest earned to the borrower or a third party that is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the. course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. NTC, the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on loan and the cash collateral at June 30, 2018 are shown on the Statements of Assets and Liabilities. Shares of the Northern Trust Institutional Liquid Asset Portfolio were purchased with proceeds from cash collateral received from securities on loan. Securities on loan are also collateralized by various U.S. Treasury obligations.

The following table is a summary of the Funds’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities and non-cash collateral greater than 90 days, which are subject to offset as of June 30, 2018:

		Collateral Received
Portfolio	Value of Securities on Loan	Value of Cash Collateral Received	Value of Non-Cash Collateral Received	Excess Amount Due to Counterparty
Large Company Growth Portfolio	$24,520,199	$147,988	$25,044,009	$671,798
Large Company Value Portfolio	11,631,429	2,552,002	9,301,730	222,303
Small Company Growth Portfolio	17,043,667	2,584,771	14,900,923	442,027
Small Company Value Portfolio	10,886,090	727,806	10,438,924	280,640
Wilshire 5000 IndexSM Fund	12,236,966	1,716,714	10,850,995	330,743
Wilshire International Equity Fund	18,631,012	3,907,774	15,224,045	500,807

No non-cash collateral held by the Portfolios has a maturity of less than 90 days as of June 30, 2018.

Wilshire Income Opportunities Fund did not utilize securities lending during the six months ended June 30, 2018.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

8. Capital Share Transactions.

Transactions in shares of the Portfolios are summarized below:

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO
	Six Months Ended June 30, 2018	Year Ended December 31, 2017	Six Months Ended June 30, 2018	Year Ended December 31, 2017	Six Months Ended June 30, 2018	Year Ended December 31, 2017	Six Months Ended June 30, 2018	Year Ended December 31, 2017
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	40,573	33,646	16,011	42,620	41,270	573,827	14,439	46,651
Shares issued as reinvestment of distributions	—	131,643	—	28,470	—	41,834	—	30,112
Shares redeemed	(103,980)	(389,262)	(47,170)	(257,831)	(104,605)	(514,906)	(28,783)	(185,599)
Net increase (decrease) in Investment Class shares outstanding	(63,407)	(223,973)	(31,159)	(186,741)	(63,335)	100,755	(14,344)	(108,836)
Shares outstanding at beginning of period	1,622,279	1,846,252	309,031	495,772	454,494	353,739	274,222	383,058
Shares outstanding at end of period	1,558,872	1,622,279	277,872	309,031	391,159	454,494	259,878	274,222

Institutional Class shares:
Shares sold	1,346,736	1,019,884	5,664,961	1,164,082	502,889	661,776	782,275	614,219
Shares issued as reinvestment of distributions	—	293,035	—	716,652	—	122,682	—	161,412
Shares redeemed	(996,097)	(1,504,242)	(940,297)	(3,319,731)	(224,695)	(522,936)	(142,018)	(644,308)
Net increase (decrease) in Institutional Class shares outstanding	350,639	(191,323)	4,724,664	(1,438,997)	278,194	261,522	640,257	131,323
Shares outstanding at beginning of period	4,013,802	4,205,125	7,250,711	8,689,708	1,348,322	1,086,800	1,444,294	1,312,971
Shares outstanding at end of period	4,364,441	4,013,802	11,975,375	7,250,711	1,626,516	1,348,322	2,084,551	1,444,294

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND		WILSHIRE INCOME OPPORTUNITIES FUND
	Six Months Ended June 30, 2018	Year Ended December 31, 2017	Six Months Ended June 30, 2018	Year Ended December 31, 2017	Six Months Ended June 30, 2018	Year Ended December 31, 2017
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	396,831	984,802	47,256	226,707	37,412	724,183
Shares issued as reinvestment of distributions	—	567,184	—	255	—	26,365
Shares redeemed	(488,727)	(1,415,579)	(150,529)	(1,119,765)	(509,623)	(234,014)
Net increase (decrease) in Investment Class shares outstanding	(91,896)	136,407	(103,273)	(892,803)	(472,211)	516,534
Shares outstanding at beginning of period	7,170,420	7,034,013	373,194	1,265,997	625,181	108,647
Shares outstanding at end of period	7,078,524	7,170,420	269,921	373,194	152,970	625,181

Institutional Class shares:
Shares sold	95,719	151,639	12,940,004	7,552,599	5,701,097	4,212,021
Shares issued as reinvestment of distributions	—	118,693	—	149,107	—	1,343,981
Shares redeemed	(99,243)	(753,858)	(5,129,287)	(5,212,955)	(3,433,152)	(14,493,554)
Net increase (decrease) in Institutional Class shares outstanding	(3,524)	(483,526)	7,810,717	2,488,751	2,267,945	(8,937,552)
Shares outstanding at beginning of period	1,683,570	2,167,096	31,800,035	29,311,284	30,340,537	39,278,089
Shares outstanding at end of period	1,680,046	1,683,570	39,610,752	31,800,035	32,608,482	30,340,537

9. Significant Shareholders.

On June 30, 2018, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (4 omnibus shareholders)	66%
Large Company Value Portfolio (3 omnibus shareholder)	58%
Small Company Growth Portfolio (4 omnibus shareholders)	45%
Small Company Value Portfolio (4 omnibus shareholders)	52%
Wilshire 5000 IndexSM Fund (3 omnibus shareholders)	50%
Wilshire International Equity Fund (3 omnibus shareholders)	59%
Wilshire Income Opportunities Fund (3 omnibus shareholders)	69%

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

As of June 30, 2018, certain affiliated investment companies, also advised by the Adviser, owned the following amounts of the outstanding shares of the Portfolios:

Portfolio
Large Company Growth Portfolio	27%
Large Company Value Portfolio	47%
Small Company Growth Portfolio	20%
Small Company Value Portfolio	31%
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	59%
Wilshire Income Opportunities Fund	39%

10. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and distributes to shareholders all of its taxable income and net realized gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed in the last 3 years and on-going analysis of and changes to tax laws, regulations and interpretations thereof. The Funds identify their major tax jurisdiction as U.S. Federal.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

The federal tax cost of portfolio securities and unrealized appreciation and depreciation at June 30, 2018 for each Portfolio are as follows:

Portfolio	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Tax cost of portfolio investments	$175,250,952	$214,356,743	$45,508,853	$46,197,974	$60,903,862	$378,985,681	$352,589,077
Gross unrealized appreciation	$83,902,243	$32,767,046	$13,477,508	$9,967,549	$130,737,776	$44,642,892	$2,133,714
Gross unrealized depreciation	(3,262,063)	(8,262,178)	(1,317,525)	(2,055,296)	(2,684,302)	(11,955,335)	(7,010,572)
Net unrealized appreciation (depreciation)	$80,640,180	$24,504,868	$12,159,983	$7,912,253	$128,053,474	$32,687,557	$(4,876,858)

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales and investment in passive foreign investment companies.

The tax character of distributions declared during the year ended December 31, 2017 was as follows:

Portfolio	2017 Ordinary Income	2017 Long-Term Capital Gains
Large Company Growth Portfolio	$2,084,944	$16,542,862
Large Company Value Portfolio	9,726,872	6,140,150
Small Company Growth Portfolio	1,210,846	3,215,807
Small Company Value Portfolio	1,049,935	3,441,792
Wilshire 5000 IndexSM Fund	2,666,332	12,803,168
Wilshire International Equity Fund	1,692,329	—
Wilshire Income Opportunities Fund	13,133,583	1,067,674

There were no distributions paid to shareholders by any Portfolio during the six months ended June 30, 2018.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Portfolio	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Undistributed ordinary income	$1,305,001	$515,595	$281,540	$402,689	$18,783	$1,387,326	$208,542
Undistributed long-term gains	5,080,173	2,498,592	575,900	654,988	1,348,852	—	216,495
Accumulated capital and other losses	—	—	—	—	—	(6,118,433)	—
Net unrealized appreciation	82,650,053	36,456,324	9,588,419	7,384,832	125,585,071	64,783,207	1,481,002
Net unrealized appreciation on foreign currency translation	—	—	—	—	—	32,694	—
Accumulated earnings	$89,035,227	$39,470,511	$10,445,859	$8,442,509	$126,952,706	$60,084,794	$1,906,039

As of December 31, 2017, Wilshire International Equity Fund had short-term capital loss carryforwards (“CLCFs”) of $6,118,433 for federal income tax purposes, which do not expire. These CLCFs may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the six months ended June 30, 2018, the following reclassifications were made on the Statements of Assets and Liabilities as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

Portfolio	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Accumulated net investment income (loss)	$—	$619	$—	$—	$—	$(4,253,874)	$(111,999)
Accumulated net realized gains (losses) from investment transactions	—	(619)	—	—	—	4,253,874	111,999

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on each Portfolio’s net assets or NAV per share.

11. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

12. Certain Investment Risks.

Asset-Backed Securities (“ABS”) Risk – Investors in ABS, including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Collateralized debt obligation (“CDO”) risk – A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described for certain mortgage-related and ABS, and are subject to credit risk, interest rate risk and default risk. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Forward contracts risk – There may be an imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of Wilshire Income Opportunities Fund’s NAV. The Portfolio bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Interest rate risk – For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect a Portfolio’s NAV.

Credit risk – A Portfolio’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Portfolio concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of ABS may be affected

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, ABS and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying ABS can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Counterparty credit risk – Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with a Portfolio. A Portfolio’s sub-adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk – Wilshire International Equity Fund and Wilshire Income Opportunities Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in foreign countries. The market values of the Portfolios’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk – Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Sector Risk – If a Portfolio has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Portfolio than would be the case if the Portfolio did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Portfolio and increase the volatility of the Portfolio’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Portfolio’s holdings would be adversely affected. As of June 30, 2018, Large Company Growth Portfolio had 39.4% of the value of its net assets invested in stocks within the Information Technology sector; and Large Company Value Portfolio had 25.9% of the value of its net assets invested in stocks within the Financials sector.

A more complete description of risks is included in each Portfolio’s prospectus and Statement of Additional Information.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

13. Contingencies.

Wilshire 5000 IndexSM Fund was named as a defendant and a putative member of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010 in the U.S. Bankruptcy Court for the District of Delaware and on March 6, 2012 in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. On September 2013, the District Court dismissed the 2012 lawsuit and in March 2016 the Second Circuit Court of Appeals affirmed this decision. The 2010 lawsuit continues in the District Court. The Adviser does not expect the Portfolio to be materially impacted by the lawsuits.

14. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements.

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited)

Information on Proxy Voting

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30, is available at no charge, upon request by calling 1-888-200-6796, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc. Board Approval of Sub-Advisory Agreements (Unaudited)

On May 15, 2018, the Board of Directors (the “Board” and each individually, a “Director”) of Wilshire Mutual Funds, Inc. (the “Company”) approved the following: (i) an amended subadvisory agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) and Pzena Investment Management, LLC (“Pzena”) pursuant to which Pzena serves as a new subadviser to the Wilshire International Equity Fund (the “International Fund”) effective June 25, 2018 (the “Pzena Subadvisory Agreement”); (ii) a subadvisory agreement between Wilshire and Manulife Asset Management (US) LLC (“Manulife”) pursuant to which Manulife serves as a new subadviser to the Wilshire Income Opportunities Fund (the “Income Fund”) effective June 21, 2018 (the “Manulife Subadvisory Agreement”); and (iii) a subadvisory agreement between Wilshire and Voya Investment Management Co. LLC (“Voya”) pursuant to which Voya serves as a new subadviser to the Income Fund effective June 20, 2018 (the “Voya Subadvisory Agreement”).

At the meeting on May 15, 2018, in connection with the review of Wilshire’s proposed subadvisory agreements with each of Pzena, Manulife and Voya (each, a “Subadviser” and collectively, the “Subadvisers”), the Board evaluated information provided by Wilshire and each Subadviser in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information that follows outlines the Board’s considerations associated with its approval of each of the Pzena Subadvisory Agreement, the Manulife Subadvisory Agreement and the Voya Subadvisory Agreement (collectively, the “Subadvisory Agreements”). (For purposes of the following discussion of the Board’s considerations, each of the Income Fund and the International Fund may be referred to as a “Fund.”) In connection with its deliberations regarding the approval of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services to be performed by the Subadvisers under the proposed subadvisory arrangements; comparative fees as provided by the Subadvisers; the profits to be realized by the Subadvisers; the extent to which the Subadvisers would realize economies of scale as a Fund grows; and whether any fall-out benefits would be realized by the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Directors who are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”) discussed the approval of the Subadvisory Agreements with management and in private sessions with independent legal counsel at which no representatives of the Subadvisers were present.

As required by the 1940 Act, each approval was confirmed by a separate vote of the Independent Directors. In deciding to approve the Subadvisory Agreements, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Received

The Board, including all the Independent Directors, considered the approval of the Subadvisory Agreements at the Board’s May 15, 2018 meeting. The Directors received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Directors also received information from each Subadviser as to the Fund it would manage describing: (i) the nature, extent and quality of services to be provided; (ii) the financial condition of the Subadviser; (iii) the extent to which economies of scale may be realized as the Fund grows; (iv) whether fee levels reflect any possible economies of scale for the benefit of the Fund’s

Wilshire Mutual Funds, Inc. Board Approval of Sub-Advisory Agreements (Unaudited) - (continued)

shareholders; (v) comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vi) benefits to be realized by the Subadviser from its relationship with the Fund. The Independent Directors were assisted in their review by independent legal counsel.

As part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is composed solely of Independent Directors), which also met on May 15, 2018 to review data on each Subadviser’s performance for managing investment products similar to the applicable Fund. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each of the Funds to approve each of the Subadvisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services to be provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel to be responsible for the day-to-day management of the applicable Fund, and the resources made available to such personnel. In addition, the Board considered the analysis provided by the Adviser, which concluded that each Subadviser would provide reasonable services and recommended that each Subadvisory Agreement be approved. With respect to Pzena, the Board considered its prior experience with Pzena for managing another fund of the Company.

The Board reviewed information comparing Manulife’s and Voya’s annualized gross investment performance for managing investment products similar to the Income Fund to the Bloomberg Barclays U.S. Universal Index (the “Universal Index”) for the one-, two-, three- and five-year periods ended March 31, 2018. The Board noted that Manulife and Voya outperformed the Universal Index for all periods reviewed.

The Board also reviewed information comparing Pzena’s annualized gross investment performance for managing investment products similar to the International Fund to the MSCI ACWI ex USA Index (the “MSCI ACWI Index”) for the one-, two- and three-year periods ended March 31, 2018. The Board noted that Pzena outperformed the MSCI ACWI Index for the two- and three-year periods.

Subadvisory Fees

The Board considered each Subadviser’s proposed subadvisory fee. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

With respect to the Subadvisers’ reported fees for “Other Clients” with comparable investment policies and services, for the Subadviser where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees were reasonable.

Wilshire Mutual Funds, Inc. Board Approval of Sub-Advisory Agreements (Unaudited) - (continued)

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the Subadviser would be limited due to the current size of the Funds. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

Economies of Scale

The Board considered whether there may be economies of scale with respect to the subadvisory services to be provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate under each Subadvisory Agreement is reasonable in relation to the asset size of the applicable Fund. The Board concluded that the fee schedule for each Subadviser reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisers. The Board considered Pzena’s soft dollar practices. The Board concluded that, taking into account any such other benefits, the fees to be charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable and that the approval of each Subadvisory Agreement is in the best interests of each of the Funds.

Wilshire Mutual Funds

Wilshire Associates Incorporated

1299 Ocean Avenue

Santa Monica, CA 90401

1-888-200-6796

http://advisor.wilshire.com

Item 2.	Code of Ethics.

Not Applicable.

Item 3.	Audit Committee Financial Expert.

Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedules of Investment in securities of unaffiliated issuers as of the close of the reporting period for the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 IndexSM Fund, the Wilshire International Equity Fund and the Wilshire Income Opportunities Fund are listed below.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last disclosed such procedures in the definitive proxy statement filed with the SEC on March 29, 2011.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	September 6, 2018

By (Signature and Title)*		/s/ Michael Wauters
Michael Wauters, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	September 6, 2018

*	Print the name and title of each signing officer under his or her signature.